UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund:    BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York,
NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Series Fund, Inc.

„   BlackRock Balanced Capital Portfolio

„   BlackRock Capital Appreciation Portfolio

„   BlackRock Global Allocation Portfolio

„   BlackRock High Yield Portfolio

„   BlackRock Large Cap Core Portfolio

„   BlackRock Money Market Portfolio

„   BlackRock Total Return Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund returned 6.71%, underperforming its blended benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index), which returned 7.15% for the period. The Russell 1000® Index advanced 13.91%, while the Barclays US Aggregate Bond Index declined by 2.44%.

What factors influenced performance?

•

The Fund lagged its blended benchmark due to underperformance in the equity portion of the Fund. Although equities generated strong returns for the period, stock selection in the health care, energy and consumer discretionary sectors detracted from performance relative to the Russell 1000® Index. Positioning within health care was the largest detractor due largely to untimely trades within the biotechnology industry.

•

Positive performance in the equity portion of the Fund came from stock selection within industrials, where airline operator United Continental Holdings, Inc. was the leading individual contributor. Within materials, an overweight in containerboard manufacturers proved beneficial, as did a lack of exposure to the poor-performing metals & mining industry. In financials, holdings JPMorgan Chase & Co., Citigroup Inc. and Bank of America Corp. benefited from a strong recovery in capital markets activity. Choosing not to invest in real estate investment trusts also helped results as the industry significantly lagged other financials and the broader equity market.

•

From a broad asset allocation standpoint, the Fund’s overweight exposure to equities contributed positively to performance as risk assets, particularly US equities, rose sharply during the period while fixed income markets broadly sold off amid high levels of interest rate volatility driven by fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. (Bond prices fall as interest rates rise.)

•

While fixed income assets generally declined, the Fund’s fixed income allocation outperformed the Barclays US Aggregate Bond Index for the period due largely to its diverse exposure to credit sectors. Specifically, the Fund’s exposures and security selection within securitized assets and corporate credits were the primary drivers of performance for the period. Allocations to agency mortgage-backed securities (“MBS”), US Treasury securities, foreign sovereign debt and supranational securities also contributed positively.

•

Detracting from relative results in fixed income was the Fund’s allocation to US Treasury inflation-protected securities. Security selection within US Treasury securities, agency debentures and emerging market debt also had a negative impact on results.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund’s equity allocation drifted higher due to strong market value appreciation during the six-month period. Within equities, the Fund increased exposure to the financials sector, while also adding to positions in industrials, consumer discretionary and health care. The Fund reduced its weightings in consumer staples, utilities, information technology (“IT”) and telecommunication services. In fixed income, the Fund slightly decreased exposure to investment grade and high yield credit. Within securitized sectors, the Fund slightly added to positions in asset-backed securities (“ABS”) with a preference for new-issue student loans, while allocations to commercial mortgage-backed securities (“CMBS”) and nonagency residential MBS remained unchanged. During the months of April and May, the Fund tactically increased exposure to the agency MBS sector, particularly within 30-year issues, to take advantage of price distortions in the market. The Fund actively reduced risk across all of its fixed income exposures when a surprisingly hawkish tone at the late-June meeting of the US Federal Reserve ignited a broad sell-off throughout interest rate and credit markets alike.

Describe portfolio positioning at period end.

•

As of period end, the Fund was overweight relative to the blended benchmark in equity and underweight in fixed income. Relative to the Russell 1000® Index, the equity portion of the Fund ended the period with its largest sector overweights in financials and IT, while consumer staples and utilities were the most significant underweights. The fixed income portion of the Fund was generally underweight relative to the Barclays US Aggregate Bond Index in government sectors in favor of spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, while its weighting in agency MBS was in line with the benchmark index. The Fund also held a small out-of-index allocation to non-agency residential MBS. The Fund ended the period with a shorter duration (lower sensitivity to interest rate movements) relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	52%
U.S. Government Sponsored Agency Securities	19
U.S. Treasury Obligations	10
Corporate Bonds	7
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	1
Foreign Agency Obligations	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

4	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Fund Summary as of June 30, 2013	BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in US and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	6.71%	12.57%	4.81%	5.95%
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	7.15	12.05	6.80	6.70
Russell 1000® Index	13.91	21.24	7.12	7.67
Barclays US Aggregate Bond Index	(2.44)	(0.69)	5.19	4.52

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$1,067.10	$2.51	$2.46	$1,000.00	$1,022.36	$2.46	$1,022.41	$2.41

[6]	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.48%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	5

Fund Summary as of June 30, 2013	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund returned 8.51%, underperforming its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index, which returned 11.80% and 13.82%, respectively. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

The health care sector was the largest and primary detractor from performance during the six months, with an overweight in Allergan Inc. having the most negative impact. The drug maker fell 8% as a combination of the delay in commercialization of its DARPin eye drug and the risk of a possible generic for RESTASIS disappointed investors in the second half of the reporting period. The delay had offset an otherwise positive first-quarter earnings report. Despite the short-term underperformance, Allergan Inc. remains one of our favorite long-term holdings for several reasons. First, unlike many health care stocks, it has much less government reimbursement risk because its products are focused on aesthetics (Botox/aesthetics) and in the consumer area (eye care), where brand is very important. Second, its Botox product is longer-lived than most small-molecule drugs as there is not a pathway to non-branded generics. Finally, Fund management continues to like Allergan Inc.’s product pipeline, including DARPin. In addition to strong fundamentals, the stock’s valuation is compelling as it trades at a discount to many other health care companies with less-attractive growth prospects. Select information technology (“IT”) positions also detracted during the period. Underexposure to Microsoft Corp. had the greatest negative impact within the sector as the company’s stock rose more than 30%. Fund management underweighted the shares due to its belief the PC market was in secular decline, which proved correct as the decline in PCs accelerated in the first quarter to -14%. However, Fund management did not appreciate how quickly the market would give the company credit for its strategic shift to cloud computing and mobile, which are key investment tenets across the Fund’s IT exposure. As a result, the Fund increased exposure to Microsoft Corp. in the second quarter. Data-analytics firm Teradata Corp. was another substantial detractor in IT. Shares fell more than 18% as ongoing softness in IT spending resulted in weaker-than-expected financial results and prompted the company to guide down full-year 2013 earnings to the lower end of its forecast. Teradata Corp. was eliminated from the Fund during the second quarter.

•

While some IT holdings detracted during the six months, select positions were among the Fund’s strongest contributors. Underexposure to poor-performing Apple Inc. had the greatest positive effect. Fund management reduced Apple to an underweight position in January and continued to cut the position throughout 2013. The small position the Fund had was eliminated early in the second quarter as we remain concerned that profit growth has peaked due to saturation of the smartphone market and a lack of innovative new products. In addition, the Fund’s underweights in Oracle Corp. and IBM proved beneficial as shares of both companies also struggled. Other IT contributors during the period were Google Inc., Splunk Inc. and Cisco Systems Inc.

•

Elsewhere in the Fund, health care holding Valeant Pharmaceuticals International, Inc. aided returns. Shares of the company surged on the announcement of its $9 billion takeover of contact-lens maker Bausch and Lomb, a deal which expands its foray into the ophthalmology market. Valeant Pharmaceuticals International, Inc.’s management has executed well on acquisitions in the past by creating synergies through shared marketing and research & development initiatives. Power management company Eaton Corporation and top media holding Viacom, Inc. were additional positive contributors.

Describe recent portfolio activity.

•

During the six-month period, the Fund substantially increased exposure to the consumer discretionary sector, and also added to energy and health care. The largest reductions were to IT, industrials, telecommunication services and materials.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of durable and superior growth holdings, supplemented by periodic growth names. The Fund’s largest overweight relative to the Russell 1000® Growth Index was in consumer discretionary, while the most notable underweight was in consumer staples. The consumer discretionary sector overweight reflects management’s favorable view on media stocks. These companies presently trade at lower multiples relative to traditional consumer staples companies, but offer attractive growth, good pricing power and are led by management teams committed to returning cash to shareholders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	28%
Consumer Discretionary	27
Health Care	15
Industrials	14
Financials	6
Consumer Staples	6
Energy	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified Fund consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with a greater-than-average growth orientation.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	8.51%	15.71%	4.88%	7.10%
S&P 500® Index	13.82	20.60	7.01	7.30
Russell 1000® Growth Index	11.80	17.07	7.47	7.40

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,085.10	$2.64	$1,000.00	$1,022.27	$2.56	0.51%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	7

Fund Summary as of June 30, 2013	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund returned 4.53%, and outperformed its Reference Benchmark, which returned 3.36%, but underperformed the broad based all-equity benchmark, the FTSE World Index, which returned 7.15%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within equities, the Fund’s overweight position and stock selection in Japan contributed to performance. From a sector perspective, stock selection in industrials, consumer discretionary and information technology (IT) was additive. An underweight in fixed income positively impacted performance. Within fixed income, an overweight in convertible bonds was beneficial to performance. From a currency perspective, an underweight in the Japanese yen was additive.

•

Stock selection in the United States and Canada detracted from performance. From a sector perspective, stock selection and an overweight position in materials (led by gold-related securities) weighed on returns. The Fund’s cash position detracted from performance for the period.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s overall equity allocation decreased from 62% to 60% of net assets. Within equities, the Fund decreased exposure to the United States and increased its weightings in Asia, notably Japan, and Europe. On a sector basis, the Fund decreased its equity weightings in materials, IT, energy and telecommunication services and increased exposures to consumer discretionary, health care, and industrials. The Fund’s allocation to fixed income decreased from 24% to 22% of net assets. Changes within the asset class included a reduction in government bonds, notably in Australia and Brazil, and in convertible bonds. Reflecting the above changes, the Fund’s allocation to cash and cash equivalent increased from 14% to 18% of net assets.

•

During the six-month period, the Fund’s cash position helped mitigate Fund volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall fund duration (sensitivity to interest rate movements) low.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period neutral in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia, notably Japan, and underweight in the United States and Europe. On a sector basis, the Fund was overweight in materials, health care, telecommunication services and energy, and underweight in consumer staples, financials, IT, industrials and consumer discretionary. Within fixed income, the Fund was underweight in US Treasuries, Japa-nese government bonds and European sovereign debt, and overweight in sovereign and provincial debt in Australia and Brazilian government bonds. In addition, the Fund was overweight in corporate debt and convertible bonds. As for currency exposure, the Fund was overweight in the US dollar, Brazilian real, Canadian dollar and the Singapore dollar, and underweight in the Japanese yen, the euro, Australian dollar and the British Pound. The Fund also held modest overweight positions in several other Asian currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
US Equities.	32%[1]		36%
European Equities	11	[1]	12
Asian-Pacific Equities	13	[1]	9
Other Equities	4	[1]	3
Total Equities	60	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	10		—
Non-US Issuers	4		—
Non-US Dollar Denominated Fixed Income Securities	8		16
Total Fixed Income Securities	22		40
Cash & Cash Equivalents[3]	18		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

8	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Fund Summary as of June 30, 2013	BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a Fund of equity, debt and money market securities.

[2]	This unmanaged market capitalization-weighted index is comprised of 2,437 equities from 35 countries in 4 regions, including the United States.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	4.53%	11.34%	3.95%	9.38%
FTSE World Index	7.15	18.10	3.17	8.21
Reference Benchmark	3.36	9.46	4.67	6.99
US Stocks: S&P 500® Index[5]	13.82	20.60	7.01	7.30
Non-US Stocks: FTSE World (ex US) Index[6]	1.17	15.48	(0.13)	9.10
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[7]	(2.30)	(1.47)	4.98	4.12
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[8]	(7.14)	(5.72)	2.55	4.78

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

[5]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[6]	This unmanaged capitalization-weighted index is comprised of over 1,818 companies in 34 countries, excluding the United States.

[7]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[8]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Global Allocation Portfolio	$1,000.00	$1,045.30	$2.79	$1,000.00	$1,022.07	$2.76	0.55%

[9]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	9

Fund Summary as of June 30, 2013	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund returned 2.45%, outperforming its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index, which returned 1.42%.

What factors influenced performance?

•

Relative to the benchmark index, the Fund’s exposure to select equity and preferred securities drove outperformance, as did an allocation to bank loans, which outperformed high yield bonds during the period. From a sector perspective, security selection in the automotive, technology and gaming sectors aided results.

•

Conversely, security selection in the metals and mining space had a negative impact on results, as did selection within the wireless sector. An underweight to retailers also hindered returns during the period. Despite the sector’s recent outperformance, the Fund continued to maintain a less favorable view on retailers.

Describe recent portfolio activity.

•

During the period, the Fund selectively participated in the high yield new-issue market, seeking higher-quality issuers that have demonstrated solid risk-reward profiles and stable fundamentals. Having begun 2013 with a riskier stance, the Fund took advantage of market strength during the period to gradually moderate its level of risk. The Fund reduced its equity beta (sensitivity to equity market movements) at a modest pace in the earlier part of the period and more avidly when the market correction began in mid-May. The Fund maintained its focus on income-generating securities with appealing risk-reward characteristics and attractive coupon rates. The Fund continued to favor companies operating in mature industries with stable fundamentals, consistent cash flows and good earnings visibility that are backed by profitable assets. While continuing to find value within the more income-oriented credits, during the period, the Fund tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Over the six-month period, the Fund increased exposure to the packaging, technology and pharmaceuticals sectors, while decreasing risk exposure within healthcare, chemicals and metals and mining.

Describe portfolio positioning at period end.

•

Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in higher-quality high yield debt, while it was overweight in middle-tier quality and select high-conviction lower-quality issues. From a sector perspective, the Fund was overweight in the consumer service (housing-related), automotive, and technology sectors. The Fund maintained a general underweight to names with less stability in their cash flow streams and/or challenged industry dynamics as recently seen in the banking and food and beverage segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocation[1]	Percent of Corporate Bond Investments
A	1%
BBB/Baa	3
BB/Ba	31
B	52
CCC/Caa	12
NR	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

10	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2013
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	6.25%	5.76%	2.45%	10.83%	9.26%	8.01%
Barclays US Corporate High Yield 2% Issuer Capped Index	—	—	1.42	9.49	11.00	8.90

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]
BlackRock High Yield Portfolio	$1,000.00	$1,024.50	$2.56	$2.51	$1,000.00	$1,022.27	$2.56	$1,022.32	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	11

Fund Summary as of June 30, 2013	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund returned 12.71%, underperforming its benchmark, the Russell 1000® Index, which returned 13.91%.

What factors influenced performance?

•	Relative to the benchmark index, negative performance in the health care, energy and consumer discretionary sectors overshadowed positive results in industrials, materials and financials.

•

Positioning within the health care sector was the largest detractor from performance. The Fund’s initial underexposure to biotechnology hurt relative performance as the industry rallied strongly. Although the Fund increased its allocation to biotechnology later in the period, this move proved untimely in the short run as a couple of these stocks subsequently declined. The Fund maintains its positioning in biotechnology for the long term given attractive valuations relative to the companies’ pipeline prospects. The pharmaceutical industry was another area of notable weakness due to the Fund’s underexposure to benchmark constituents Johnson & Johnson and Bristol-Myers Squibb Co., both of which surged over the period. Within energy, the Fund’s non-benchmark holding in integrated oil & gas producer Suncor Energy Inc. and overweight position in refiner PBF Energy Inc. had a negative impact on relative results. In consumer discretionary, an overweight in cable operator Time Warner Cable Inc. hindered returns, as did a position in retail department-store operator Dillard’s, Inc.

•

Contributing positively to relative results was stock selection in industrials, where an overweight in airline operator United Continental Holdings, Inc. provided the greatest benefit. Airline stocks performed well as strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide. Within materials, an overweight position in containerboard manufacturers boosted returns as top names Packaging Corp. of America and Rock-Tenn Co. benefited from industry consolidation. A lack of exposure to the poor-performing metals & mining industry also helped relative results. In financials, strength was particularly notable in diversified financial services, where top holdings JPMorgan Chase & Co., Citigroup, Inc. and Bank of America Corp. benefited from a strong recovery in capital markets activity, progress in cost-saving initiatives and improving trends across the broader US economy. Holding no exposure to real estate investment trusts also helped as the industry significantly lagged other financials and the broader equity market.

Describe recent portfolio activity.

•

During the six-month period, the Fund significantly increased exposure to the financials sector, while also adding to positions in industrials, consumer discretionary and health care. Weightings in consumer staples, utilities, information technology (“IT”) and telecommunication services were reduced.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with a bias toward domestic cyclical stocks given the recent valuation premium on defensive stocks and the relative strength of the US economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on the most current data. Providing ballast to the Fund was an overweight position in the health care sector, which has been cheaper than other defensive segments of the market and offers superior growth prospects. Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in financials and IT, while consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Information Technology	21
Health Care	15
Consumer Discretionary	13
Energy	11
Industrials	10
Consumer Staples	4
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified fund of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio	12.71%	19.79%	4.44%	7.91%
Russell 1000® Index	13.91	21.24	7.12	7.67

[3]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$1,127.10	$2.58	$1,000.00	$1,022.36	$2.46	0.49%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	13

Fund Summary as of June 30, 2013	BlackRock Money Market Portfolio

Money Market Overview for the Six-Month Period Ended June 30, 2013

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout the 6-month reporting period ended June 30, 2013. However, the FOMC did signal the possibility of a material shift in forward guidance regarding its asset purchase program. During the Joint Economic Committee of Congress testimony on May 22, 2013 and the FOMC press conference on June 20, 2013, Chairman Bernanke made comments suggesting that a tapering of the asset purchase program could begin in the later part of 2013. The Chairman moderated this message by stating that the pace of the monthly asset purchases will depend on incoming economic data, and that the potential tapering was predicated on continued improvement in the economy and the FOMC’s confidence in the sustainability of that improvement.

As the FOMC has committed to maintaining accommodative measures until the US labor market exhibits substantial improvement subject to continued price stability, it is important to note recent developments relating to inflation and unemployment that have been supportive of rate hike expectations. In the “Summary of Economic Projections” resulting from the FOMC’s June meeting, policymakers lowered their forecasts for the core inflation rate and upgraded their expectations for a lower unemployment rate in 2014. Inflation has been running near historical lows and well below the 2% target and policymakers generally have expressed little concern about that side of the FOMC’s dual mandate. Additionally, it is evident that the FOMC has become increasingly concerned about the implied costs of its asset purchase program and the potential for its leading to price distortions and asset bubbles in numerous asset classes. Specifically, the minutes of the April 30-May 1 meeting of the FOMC noted that “A few members expressed concerns that investor expectations of the cumulative size of the asset purchase program appeared to have increased somewhat since it was launched [in September 2012] despite a notable decline in the unemployment rate and other improvements in the labor market since then.”

Overall economic activity expanded at a moderate pace in the first quarter of 2013, with US gross domestic product growing at an annualized rate of 1.8%. The US unemployment rate declined by 0.2% (from 7.8% to 7.6%) over the six months ended June 30, 2013. Although labor market data was better than expected in the second quarter of 2013, the underlying components remain weak. In particular, the employment-to-population ratio and the labor force participation rate continue to be at suppressed levels at this point in the recovery. Residential real estate and construction activity are supporting the all-important recovery of the housing market, which continues to be a bright spot for the US economy.

In Europe, policymakers continue to be faced with the challenge of breaking the spiral of weak economic activity, tight funding conditions and declining housing prices in the region’s most troubled countries. The European Central Bank’s (“ECB”) attempt to resuscitate the eurozone economy with record-low interest rates has been unsuccessful in lifting growth measures. The currency bloc fell back into recession during the six-month period, making it the second consecutive year of negative growth and putting pressure on the ECB to consider further reducing its benchmark rate, which was already at a historically low level. While Europe was not a source of destabilizing shocks for the global economy during the period, ECB policymakers were confronted with a banking crisis in Cyprus in March and continue to mediate an ongoing political crisis in Portugal relating to austerity measures mandated by the European Union.

London Interbank Offered Rates (“LIBOR”) notched lower over the six months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 0.03% to close at 0.27% as of June 30, 2013.

In US money markets, FOMC rhetoric on tapering its stimulus program had little impact on short-term yields as money market flows remained stable and exceeded expectations during the period. Yields on 3-month US Treasury bills were lower by 0.01% to close the period at 0.03% after an exceptionally strong tax season, among other factors, led to diminished borrowing needs from the US Treasury. In spite of the current downward pressure on money market rates, forward contracts on short-term interest rates and volatility measures reflect expectations of a significant shift toward tighter monetary policy within the next 12-24 months. In longer duration markets (which are more sensitive to changes in interest rates), the FOMC has been unable to convince global bond participants not to extrapolate that an early start to tapering implies a significantly earlier start to subsequent rate hikes.

In the short-term tax-exempt market, the impact of the FOMC’s ongoing near-zero interest rate policy continued to be evident in variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. During the 6-month period ended June 30, 2013, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.12%, while ranging between a high of 0.23% and a low of 0.06%. While the FOMC continued its low-rate policy, a reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers put additional pressure on yields. New issuance of VRDN securities remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. During the second quarter of 2013, new issuance totaled $1.7 billion, down 54% as compared to the second quarter of 2012, according to Thomson Reuters.

As increased state tax revenues has led to improving finances at the state and local government level, the reduced need for municipalities to finance daily operations by issuing one-year fixed-rate notes is expected to result in issuance declining from approximately $60 billion in 2012 to $50 billion this year. New issuance in the month of June 2013 alone was $8.8 billion, which is 19% lower than the same month last year. One-year municipal notes generally offer an opportunity for investors to lock in a yield that is more stable than VRDN yields for a longer period of time. Investor demand for municipal notes increased over the period as the FOMC held short-term rates steady and the outstanding supply of VRDN securities declined. The municipal yield curve continued to be extremely flat and credit spreads tightened as investors pursued higher-yielding issues. After remaining close to the 0.20% level for most of the six-month period, the yield on one-year municipal notes finally decreased from 0.20% to 0.18% over May and June as a result of increased demand for this segment of the market.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

14	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	40%
Certificates of Deposit	25
U.S. Treasury Obligations	10
Municipal Bonds	9
Corporate Notes	5
U.S. Government Sponsored Agency Obligations	5
Repurchase Agreements	5
Time Deposits	1
Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.29	$1,000.00	$1,023.51	$1.30	0.26%

[1]	Expenses are equal to the annualized expense, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	15

Fund Summary as of June 30, 2013	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund returned (2.23)%, outperforming its benchmark, the Barclays US Aggregate Bond Index, which returned (2.44)%.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined amid high levels of interest rate volatility driven by fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. (Bond prices fall as interest rates rise.) However, the Fund outperformed its benchmark index due largely to its diverse exposure to credit sectors. Specifically, the Fund’s exposures and security selection within securitized assets and corporate credits were the primary drivers of performance for the period. The Fund’s allocations to agency mortgage-backed securities (“MBS”), US Treasury securities, foreign sovereign debt and supranational securities also added to performance.

•

Detracting from relative performance was the Fund’s allocation to US Treasury inflation-protected securities. Security selection within US Treasury securities, agency debentures and emerging market debt also had a negative impact on results.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives, including US Treasury futures contracts, foreign currency exchange contracts, options and swaps, had a positive impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund slightly decreased exposure to investment grade and high yield credit given the limited return opportunities in these sectors. Within securitized sectors, the Fund slightly added to positions in asset-backed securities (“ABS”) with a preference for new-issue student loans, while allocations to commercial mortgage-backed securities (“CMBS”) and non-agency residential MBS remained unchanged. During the months of April and May, the Fund tactically increased exposure to the agency MBS sector, particularly within 30-year issues, to take advantage of price distortions in the market resulting from the US Federal Reserve’s open market purchases as part of its monetary stimulus program. A surprisingly hawkish tone at the late-June meeting of the US Federal Reserve ignited a broad sell-off throughout interest rate and credit markets alike. The Fund actively reduced risk across all of its fixed income exposures.

Describe portfolio positioning at period end.

•

At period end, the Fund was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, while its weighting in agency MBS was in line with the benchmark index. The Fund also held a small out-of-index allocation to non-agency residential MBS. The Fund ended the period with a shorter duration (lower sensitivity to interest rate movements) relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	41%
U.S. Treasury Obligations	22
Corporate Bonds	14
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	8
Foreign Government Obligations	2
Foreign Agency Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	69%
AA/Aa	6
A	8
BBB/Baa	10
BB/Ba	2
B	2
CCC/Caa	1
Not Rated	2

[1]	Using the higher of S&P’s or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

16	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	3.01%	2.60%	(2.23)%	1.60%	5.31%	4.17%
Barclays US Aggregate Bond Index	—	—	(2.44)	(0.69)	5.19	4.52

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$977.70	$2.55	$2.45	$1,000.00	$1,022.22	$2.61	$1,022.32	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.52%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	17

Fund Summary as of June 30, 2013	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund returned (2.97)%, underperforming its benchmark, the Barclays US Government/ Mortgage Index, which returned (2.02)%.

What factors influenced performance?

•

The Fund and the benchmark index posted negative returns for the period as fixed income markets broadly declined amid high levels of interest rate volatility in May and June driven by fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. (Bond prices fall as interest rates rise.) The Fund underperformed the benchmark index as a result of its heavier allocation to agency mortgage-backed securities (“MBS”) as the sector was particularly hurt in the May-June sell-off. Security selection within the sector also detracted from relative performance, especially in the 30-year portion of the yield curve. The Fund’s lower-coupon agency MBS holdings had a negative impact in the latter half of the period. An allocation to commercial mortgage-backed securities (“CMBS”) also had a negative impact on returns. The Fund’s duration (sensitivity to interest rate movements) and yield curve positioning detracted from results for the period, as did security selection within US Treasury securities.

•

Contributing positively to relative performance was the Fund’s non-benchmark allocation to covered bonds, which generally outperformed other fixed income sectors during the period. Allocations to US Treasuries and agency debentures also enhanced results.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of interest rate futures, swaps and options had a positive impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund added to its positions in foreign government and agency debt, agency debentures and covered bonds, while also adding exposure to asset-backed securities (“ABS”). The Fund reduced its allocation to the agency MBS sector toward the end of the period in light of the potential for the US Federal Reserve tapering its purchase program at or around the time of its September 2013 meeting.

Describe Fund positioning at period end.

•

The Fund ended the period most heavily allocated toward agency MBS, while also maintaining exposures to US Treasury and agency securities. In addition, the Fund maintained exposure to securitized assets including CMBS and ABS, as well as foreign government and agency debt and covered bonds. The Fund continued to actively manage its assets with an appropriate level of risk, while seeking to enhance returns with tactical management of duration and credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	79%
U.S. Treasury Obligations	14
Corporate Bonds	4
Foreign Agency Obligations	1
Asset-Backed Securities	1
Non-Agency Mortgage-Backed Securities	1

18	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]   This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2013
				Average Annual Total Returns[5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.15%	0.83%	(2.97)%	(2.12)%	3.89%	3.62%
Barclays US Government/Mortgage Index	—	—	(2.02)	(1.34)	4.62	4.39
Barclays US Mortgage-Backed Securities Index	—	—	(2.01)	(1.10)	4.84	4.70

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains dis- tributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock U.S. Government Bond Portfolio	$1,000.00	$970.30	$2.44	$1,000.00	$1,022.32	$2.51	0.50%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	19

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or for treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market prices, and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

20	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	21

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17	USD	230	$238,229
Series 2012-2, Class C, 2.64%, 10/10/17		280	284,294
Series 2012-3, Class C, 2.42%, 5/08/18		180	182,211
Series 2012-4, Class B, 1.31%, 11/08/17		105	104,798
Series 2012-4, Class C, 1.93%, 8/08/18		170	168,103
Series 2012-5, Class C, 1.69%, 11/08/18		200	196,792
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/13/25 (a)(b)		440	437,448
ARES CLO Ltd., Series 2012-2A, Class B1, 3.03%, 10/12/23 (a)(b)		250	253,437
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	279	367,022
Capital Auto Receivables Asset Trust 2013-1, 1.74%, 3/20/17	USD	290	284,538
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.67%, 1/20/25 (a)(b)		805	807,415
Cavalry CLO II, Series 2A, Class B1, 2.38%, 1/17/24 (a)(b)		410	410,000
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.79%, 11/07/23 (a)(b)		200	200,916
Series 2012-1A, Class C, 2.19%, 11/07/23 (a)(b)		200	200,912
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		250	250,511
Series 2013-1A, Class A, 1.21%, 10/15/20 (a)		250	248,074
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		262	244,802

Asset-Backed Securities	Par (000)		Value
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)	USD	255	$256,972
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		250	250,728
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		265	267,340
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		250	256,166
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)		165	165,449
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		85	85,338
Series 2011-2, Class C, 2.37%, 9/15/15		210	210,755
Series 2011-2, Class D, 2.86%, 9/15/15-1/15/19		245	249,523
Series 2012-1, Class C, 1.69%, 1/15/16 (b)		250	251,386
Series 2012-1, Class D, 2.29%, 1/15/16 (b)		235	236,950
Series 2012-2, Class D, 3.50%, 1/15/19		105	110,690
Series 2012-4, Class C, 1.39%, 9/15/16		120	120,417
Series 2012-4, Class D, 2.09%, 9/15/16		220	221,715
Series 2012-5, Class C, 2.14%, 9/15/19		115	114,231
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.41%, 4/25/25 (a)(b)		320	320,000
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (a)		100	99,960
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		210	210,189
Series 2013-T1, Class A2, 1.50%, 5/16/44-1/16/46 (a)(b)		590	583,361
Series 2013-T3, Class A3, 1.79%, 5/15/46 (a)		915	907,761

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR     American Depositary Receipts

AMT     Alternative Minimum Tax (subject to)

AUD     Australian Dollar

BRL     Brazilian Real

CAD     Canadian Dollar

CHF     Swiss Franc

CNY     Chinese Yuan

DKK     Danish Krone

EUR     Euro

FKA     Formerly Known As

FTSE    Financial Times Stock Exchange

GBP     British Pound

GDR    Global Depositary Receipts

HDA     Housing Development Authority

HKD     Hong Kong Dollar

IDRB    Industrial Development Revenue Bond

JPY      Japanese Yen

KRW    Korean Won

LIBOR  London Interbank Offered Rate

LOC     Letter of Credit

MXN    Mexican Peso

MYR    Malaysian Ringgit

RB       Revenue Bond

S&P     Standard & Poor’s

SEK     Swedish Krona

SGD     Singapore Dollar

SPDR   Standard & Poor’s Depositary Receipts

TBA     To Be Announced

THA     Thailand Baht

TRY     Turkish Lira

USD     US Dollar

VRDN   Variable Rate Demand Notes

ZAR     South African Rand

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18	USD	150	$152,585
ING Investment Management CLO Ltd., Series 2012-2A, Class A, 1.81%, 10/15/22 (a)(b)		420	422,352
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (a)		970	1,110,359
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		194	202,925
KKR CLO Trust, Series 2013-1A, Class A1, 1.45%, 7/15/25 (a)(b)		500	491,250
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.03%, 10/15/17 (a)(b)		501	500,020
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (b)		78	72,185
Nationstar Mortgage Advance Receivable Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (a)		510	509,997
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (a)		730	729,997
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.38%, 8/23/27 (b)		285	275,816
Series 2008-3, Class A4, 1.92%, 11/25/24 (b)		330	345,242
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.45%, 6/25/35 (b)		231	229,424
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.70%, 1/18/24 (a)(b)		260	260,975
Series 2012-9A, Class B1, 2.53%, 1/18/24 (a)(b)		255	256,913
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		305	304,512
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.76%, 10/30/23 (a)(b)		435	443,135
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		495	491,881
PFS Financing Corp., Series 2012-AA, Class A, 1.39%, 2/15/16 (a)(b)		250	250,933
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		260	259,410
Series 2013-1A, Class A3, 1.33%, 5/15/19 (a)		140	138,473
RAAC Trust, Series 2005-SP2, Class 2A, 0.49%, 6/25/44 (b)		441	377,742
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		107	107,852
Series 2012-1, Class B, 2.72%, 5/16/16		135	137,434
Series 2012-1, Class C, 3.78%, 11/15/17		185	192,043
Series 2012-2, Class C, 3.20%, 2/15/18		425	437,679
Series 2012-3, Class B, 1.94%, 12/15/16-3/15/18		645	648,340
Series 2012-3, Class C, 3.01%, 4/16/18		685	703,494
Series 2012-4, Class C, 2.94%, 12/15/17		20	20,322
Series 2012-5, Class B, 1.56%, 8/15/18		250	251,990
Series 2012-5, Class C, 2.70%, 8/15/18		120	120,755
Series 2012-6, Class B, 1.33%, 5/15/17-3/15/18		710	709,142
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		520	519,570

Asset-Backed Securities	Par (000)		Value
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)	USD	980	$960,549
Series 2013-2, Class C, 1.95%, 3/15/19		830	811,166
Series 2013-3, Class B, 1.19%, 5/15/18		450	446,027
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.47%, 4/25/35 (b)		35	34,027
Scholar Funding Trust:
Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		238	234,656
Series 2013-A, Class A, 0.85%, 1/30/45 (a)(b)		922	915,587
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.47%, 6/15/21 (b)		629	616,497
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		100	105,375
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		300	325,026
Series 2012-A, Class A1, 1.59%, 8/15/25 (a)(b)		143	144,542
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		445	473,060
Series 2012-C, Class A1, 1.29%, 8/15/23 (a)(b)		301	302,895
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		635	657,061
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		740	759,290
Series 2012-E, Class A1, 0.94%, 10/16/23 (a)(b)		277	277,405
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		210	198,730
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		915	869,248
SLM Student Loan Trust, Series 2008-5, Class A4, 1.98%, 7/25/23 (b)		195	201,460
Soundview Home Loan Trust 2005-Opt3, 0.49%, 11/25/35 (b)		596	586,443
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (a)		1,125	1,125,197
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.69%, 9/25/34 (b)		90	65,890
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.49%, 1/25/35 (b)		176	152,756
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.97%, 7/17/24 (a)(b)		780	783,120
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		520	517,185
Series 2012-D, Class A, 2.15%, 4/17/23		650	630,490
Total Asset-Backed Securities — 6.7%			33,666,862

Common Stocks		Shares
Aerospace & Defense — 0.7%
The Boeing Co.		35,000	3,585,400
Airlines — 1.3%
United Continental Holdings, Inc. (c)		213,399	6,677,255
Auto Components — 0.8%
TRW Automotive Holdings Corp. (c)		59,299	3,939,826

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	23

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 1.5%
Amgen, Inc.	30,700	$3,028,862
Biogen Idec, Inc. (c)	8,300	1,786,160
Celgene Corp. (c)	15,500	1,812,105
Gilead Sciences, Inc. (c)	15,200	778,392
Quintiles Transnational Holdings, Inc. (c)	4,200	178,752

		7,584,271
Capital Markets — 1.0%
The Goldman Sachs Group, Inc.	31,649	4,786,911
Chemicals — 0.2%
Cabot Corp.	27,987	1,047,274
Commercial Banks — 2.8%
Regions Financial Corp.	204,475	1,948,647
SunTrust Banks, Inc.	119,000	3,756,830
U.S. Bancorp	229,050	8,280,158

		13,985,635
Commercial Services & Supplies — 0.4%
Tyco International Ltd.	62,325	2,053,609
Communications Equipment — 0.2%
Brocade Communications Systems, Inc. (c)	158,800	914,688
Computers & Peripherals — 2.2%
Apple, Inc.	14,880	5,893,670
EMC Corp.	218,300	5,156,246

		11,049,916
Construction & Engineering — 0.6%
KBR, Inc.	96,500	3,136,250
Consumer Finance — 1.5%
Discover Financial Services	158,475	7,549,749
Containers & Packaging — 0.7%
Packaging Corp. of America	71,485	3,499,906
Diversified Financial Services — 6.1%
Bank of America Corp.	750,800	9,655,288
Citigroup, Inc.	204,493	9,809,529
JPMorgan Chase & Co.	209,300	11,048,947

		30,513,764
Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc. (c)	59,400	1,995,840
TE Connectivity Ltd.	18,400	837,936

		2,833,776
Energy Equipment & Services — 0.4%
Oceaneering International, Inc.	30,650	2,212,930
Food & Staples Retailing — 2.4%
CVS Caremark Corp.	146,575	8,381,159
Wal-Mart Stores, Inc.	46,925	3,495,443

		11,876,602
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	73,275	2,555,832
Health Care Providers & Services — 0.8%
McKesson Corp.	35,500	4,064,750
Industrial Conglomerates — 2.1%
3M Co.	80,425	8,794,474
General Electric Co.	83,200	1,929,408

		10,723,882

Common Stocks	Shares	Value
Insurance — 3.2%
Allied World Assurance Co. Holdings AG	1,900	$173,869
American Financial Group, Inc.	3,800	185,858
American International Group, Inc. (c)	175,600	7,849,320
The Chubb Corp.	39,025	3,303,466
The Travelers Cos., Inc.	57,275	4,577,418

		16,089,931
Internet Software & Services — 2.5%
Google, Inc., Class A (c)	14,380	12,659,721
IT Services — 3.3%
Alliance Data Systems Corp. (c)	7,600	1,375,828
International Business Machines Corp.	15,675	2,995,649
Mastercard, Inc., Class A	14,750	8,473,875
Teradata Corp. (c)	77,700	3,902,871

		16,748,223
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	76,450	3,269,002
Machinery — 1.0%
Ingersoll-Rand PLC	76,800	4,263,936
WABCO Holdings, Inc. (c)	11,000	821,590

		5,085,526
Media — 3.2%
Comcast Corp., Class A	173,400	7,261,992
News Corp., Class A	262,482	8,556,913

		15,818,905
Multiline Retail — 0.9%
Dillard’s, Inc., Class A	28,787	2,359,670
Macy’s, Inc.	8,459	406,032
Nordstrom, Inc.	28,350	1,699,299

		4,465,001
Oil, Gas & Consumable Fuels — 6.5%
Chevron Corp.	58,875	6,967,268
Exxon Mobil Corp.	77,400	6,993,090
Marathon Oil Corp.	111,650	3,860,857
Marathon Petroleum Corp.	76,082	5,406,387
PBF Energy, Inc.	78,712	2,038,641
Suncor Energy, Inc.	187,460	5,528,195
Tesoro Corp.	34,122	1,785,263

		32,579,701
Paper & Forest Products — 1.0%
Domtar Corp.	18,200	1,210,300
International Paper Co.	85,275	3,778,535

		4,988,835
Pharmaceuticals — 5.4%
AbbVie, Inc.	73,175	3,025,055
Eli Lilly & Co.	55,900	2,745,808
Johnson & Johnson	14,100	1,210,626
Merck & Co., Inc.	207,475	9,637,214
Pfizer, Inc.	367,875	10,304,179

		26,922,882
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc.	248,720	3,708,415
Teradyne, Inc. (c)	100,000	1,757,000

		5,465,415

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Software — 3.3%
Activision Blizzard, Inc.		167,400	$2,387,124
Microsoft Corp.		224,025	7,735,583
Oracle Corp.		180,300	5,538,816
Symantec Corp.		48,000	1,078,560

			16,740,083
Specialty Retail — 2.6%
Lowe’s Cos., Inc.		182,400	7,460,160
Ross Stores, Inc.		90,000	5,832,900

			13,293,060
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B		46,500	2,961,120
Tobacco — 0.9%
Philip Morris International, Inc.		53,450	4,629,839
Total Common Stocks — 63.0%			316,309,470

Corporate Bonds	Par (000)
Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20	USD	140	147,045
Capital Markets — 0.2%
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22		159	175,379
3.63%, 1/22/23		475	454,467
Morgan Stanley:
3.80%, 4/29/16		140	145,609
2.13%, 4/25/18		465	445,019

			1,220,474
Chemicals — 0.2%
LyondellBasell Industries NV, 5.00%, 4/15/19		865	941,203
Commercial Banks — 0.3%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	100	143,311
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)	USD	280	290,500
Commerzbank AG, 6.38%, 3/22/19	EUR	100	134,720
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)	USD	760	779,000

			1,347,531
Consumer Finance — 0.0%
SLM Corp., 4.63%, 9/25/17		50	49,250
Containers & Packaging — 0.1%
Rock Tenn Co.:
3.50%, 3/01/20		93	91,002
4.00%, 3/01/23		313	301,587

			392,589
Diversified Financial Services — 1.9%
Bank of America Corp.:
5.20% (b)(d)		209	196,460
6.50%, 8/01/16		140	157,842
3.88%, 3/22/17		205	214,703
2.00%, 1/11/18		1,020	987,986
5.65%, 5/01/18		1,480	1,644,253
5.70%, 1/24/22		499	553,912
3.30%, 1/11/23		220	207,932

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Citigroup, Inc.:
5.35% (b)(d)	USD	120	$112,500
4.59%, 12/15/15		2,276	2,430,618
4.45%, 1/10/17		120	128,495
3.38%, 3/01/23		200	191,323
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		190	215,041
5.00%, 5/15/18		1,295	1,381,019
Glencore Funding LLC, 2.50%, 1/15/19 (a)		375	339,266
JPMorgan Chase & Co.:
Series Q, 5.15% (b)(d)		152	144,780
3.25%, 9/23/22		163	154,753
3.20%, 1/25/23		220	208,848
Novus USA Trust, Series 2013-1, 1.57%, 2/28/14 (a)(b)		390	389,415

			9,659,146
Diversified Telecommunication Services — 0.3%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		253	264,701
Level 3 Financing, Inc., 8.13%, 7/01/19		233	244,650
Sprint Capital Corp., 6.88%, 11/15/28		100	96,000
Verizon Communications, Inc., 3.85%, 11/01/42		898	745,108

			1,350,459
Electric Utilities — 0.6%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		85	110,498
5.95%, 12/15/36		136	146,882
Duke Energy Carolinas LLC, 4.25%, 12/15/41		205	190,997
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		655	717,225
Florida Power & Light Co., 5.95%, 2/01/38		325	392,598
Georgia Power Co., 3.00%, 4/15/16		445	465,680
Jersey Central Power & Light Co., 7.35%, 2/01/19		135	163,004
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		500	555,509
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		140	145,411

			2,887,804
Energy Equipment & Services — 0.4%
Transocean, Inc.:
5.05%, 12/15/16		310	337,102
2.50%, 10/15/17		515	508,944
6.00%, 3/15/18		748	838,239
6.50%, 11/15/20		335	377,079

			2,061,364
Food & Staples Retailing — 0.0%
Wal-Mart Stores, Inc., 4.00%, 4/11/43		238	216,862
Food Products — 0.0%
Mondelez International, Inc., 6.50%, 8/11/17		165	191,837
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		723	800,183
Health Care Providers & Services — 0.3%
Coventry Health Care, Inc., 5.45%, 6/15/21		234	260,643
HCA, Inc., 7.25%, 9/15/20		215	230,856
Tenet Healthcare Corp., 6.25%, 11/01/18		280	294,700
UnitedHealth Group, Inc., 3.38%, 11/15/21		90	89,716

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
WellPoint, Inc.:
1.88%, 1/15/18	USD	270	$264,369
Series A, 3.70%, 8/15/21		149	150,235

			1,290,519
Household Products — 0.1%
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		310	337,900
6.88%, 2/15/21		320	336,000

			673,900
Insurance — 0.7%
Allianz Finance II BV, 5.75%, 7/08/41	EUR	300	431,343
American International Group, Inc.:
3.80%, 3/22/17	USD	465	487,467
5.45%, 5/18/17		210	231,491
4.88%, 6/01/22		455	484,995
AXA SA, 5.25%, 4/16/40 (b)	EUR	200	265,371
Manulife Financial Corp., 3.40%, 9/17/15	USD	150	156,718
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		375	391,155
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	295,724
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	225	242,115
5.38%, 6/21/20		340	381,154

			3,367,533
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20		160	180,251
Media — 0.8%
CBS Corp.:
4.63%, 5/15/18		90	97,496
8.88%, 5/15/19		155	199,755
5.75%, 4/15/20		70	79,396
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		100	141,504
Comcast Corp.:
5.88%, 2/15/18		328	382,946
4.65%, 7/15/42		325	311,652
COX Communications, Inc.:
3.25%, 12/15/22 (a)		286	269,076
8.38%, 3/01/39 (a)		623	844,384
4.70%, 12/15/42 (a)		13	11,531
NBCUniversal Media LLC:
5.15%, 4/30/20		510	580,630
4.38%, 4/01/21		490	528,560
4.45%, 1/15/43		188	175,502
Time Warner Cable, Inc., 4.50%, 9/15/42		299	231,870
Virgin Media Secured Finance PLC, 6.50%, 1/15/18		295	303,113

			4,157,415
Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (a)		264	244,019
5.45%, 3/15/43 (a)		173	152,561
Novelis, Inc., 8.75%, 12/15/20		420	450,450

			847,030
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17		197	235,758
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		365	372,286
Oil, Gas & Consumable Fuels — 1.1%
Anadarko Petroleum Corp., 5.95%, 9/15/16		389	436,331

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
CONSOL Energy, Inc., 8.25%, 4/01/20	USD	36	$37,710
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		50	48,000
Energy Transfer Partners LP:
3.60%, 2/01/23		430	402,432
6.50%, 2/01/42		175	186,625
Enterprise Products Operating LLC, 4.45%, 2/15/43		140	124,272
Laredo Petroleum, Inc., 7.38%, 5/01/22		180	189,000
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		330	314,325
MEG Energy Corp.:
6.50%, 3/15/21 (a)		555	550,144
6.38%, 1/30/23 (a)		95	92,150
Murphy Oil Corp.:
2.50%, 12/01/17		317	312,652
4.00%, 6/01/22		71	67,821
3.70%, 12/01/22		450	417,432
Noble Energy, Inc.:
4.15%, 12/15/21		100	103,251
6.00%, 3/01/41		180	202,789
Noble Holding International Ltd., 5.25%, 3/15/42		240	214,964
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (a)		200	183,500
Peabody Energy Corp.:
6.00%, 11/15/18		33	33,082
6.25%, 11/15/21		197	190,105
Plains Exploration & Production Co., 6.50%, 11/15/20		185	196,138
Range Resources Corp., 5.75%, 6/01/21		65	66,950
Sibur Securities Ltd., 3.91%, 1/31/18 (a)		200	185,000
Western Gas Partners LP:
5.38%, 6/01/21		422	452,832
4.00%, 7/01/22		160	155,311
The Williams Cos., Inc.:
7.88%, 9/01/21		261	315,069
3.70%, 1/15/23		210	195,107

			5,672,992
Paper & Forest Products — 0.1%
International Paper Co., 4.75%, 2/15/22		569	598,752
Pharmaceuticals — 0.0%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		115	115,011
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20		73	69,024
4.75%, 6/01/21		165	173,340
Vornado Realty LP, 5.00%, 1/15/22		305	320,150

			562,514
Real Estate Management & Development — 0.1%
Realogy Group LLC, 7.88%, 2/15/19 (a)(e)		355	374,525
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		329	313,513
Software — 0.0%
First Data Corp., 7.38%, 6/15/19 (a)		115	118,163
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		240	260,931
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc., 5.38%, 6/15/15		720	730,800

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors — 0.1%
United Rentals North America, Inc., 7.63%, 4/15/22	USD	440	$476,300
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, 2.38%, 9/08/16		480	486,340
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		216	203,679
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		920	1,055,677
MetroPCS Wireless, Inc., 7.88%, 9/01/18		15	15,975
SBA Tower Trust, 5.10%, 4/15/42 (a)		220	240,613
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		480	561,600

			2,563,884
Total Corporate Bonds — 8.8%			44,177,824

Foreign Agency Obligations
Caixa Economica Federal:
2.38%, 11/06/17 (a)		175	161,438
3.50%, 11/07/22 (a)		150	126,000
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		200	191,303
DP World Sukuk Ltd., 6.25%, 7/02/17		340	363,800
Eksportfinans ASA, 5.50%, 5/25/16		200	208,350
Hydro-Quebec:
8.40%, 1/15/22		412	559,874
8.05%, 7/07/24		1,180	1,622,891
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		335	335,121
Nexen, Inc.:
5.88%, 3/10/35		20	20,897
6.40%, 5/15/37		295	320,631
7.50%, 7/30/39		360	439,659
Petrobras International Finance Co., 3.88%, 1/27/16		740	761,331
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		200	208,740
Total Foreign Agency Obligations — 1.1%			5,320,035

Foreign Government Obligations
Argentina — 0.0%
Republic of Argentina, 2.50%, 12/31/38 (f)		195	63,375
Brazil — 0.0%
Federative Republic of Brazil, 7.13%, 1/20/37		100	119,000
Italy — 0.8%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16	EUR	2,580	3,470,840
5.25%, 8/01/17		505	707,777

			4,178,617
Mexico — 0.2%
United Mexican States:
5.63%, 1/15/17	USD	190	211,185
5.13%, 1/15/20		555	609,945

			821,130
Poland — 0.1%
Republic of Poland:
6.38%, 7/15/19		70	81,642
5.13%, 4/21/21		285	309,937

			391,579

Foreign Government Obligations	Par (000)		Value
Russia — 0.1%
Russian Federation, 7.50%, 3/31/30 (f)	USD	384	$449,379
South Africa — 0.1%
Republic of South Africa, 5.50%, 3/09/20		300	316,125
Total Foreign Government Obligations — 1.3%			6,339,205

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
Countrywide Alternative Loan Trust:
Series 2006-OA21, Class A1, 0.38%, 3/20/47 (b)		1,955	1,375,209
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,443	1,110,349
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.39%, 4/25/46 (b)		207	153,614
Series 2006-OA5, Class 3A1, 0.39%, 4/25/46 (b)		329	258,984
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		590	588,787
Series 2011-5R, Class 2A1, 2.77%, 8/27/46 (a)(b)		442	391,864
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (b)		120	104,090
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.99%, 11/25/34 (b)		85	77,374
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (b)		254	112,435

			4,172,706
Commercial Mortgage-Backed Securities — 3.6%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		479	498,167
Series 2007-1, Class A4, 5.45%, 1/15/49		320	354,775
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	31,366
Series 2007-3, Class A4, 5.86%, 6/10/49 (b)		280	313,529
Series 2007-3, Class AM, 5.86%, 6/10/49 (b)		245	264,956
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.49%, 11/15/15 (a)(b)		349	348,821
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		70	74,842
Series 2007-PW17, Class A3, 5.74%, 6/11/50		462	480,313
CD 2006-CD3Mortgage Trust, Class AM, 5.65%, 10/15/48		250	276,040
Citigroup Commercial Mortgage Trust:
Series 2005-C3, Class AJ, 4.96%, 5/15/43 (b)		430	443,383
Series 2008-C7, Class A4, 6.34%, 12/10/49 (b)		930	1,061,399

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46	USD	275	$297,935
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	140,678
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		285	267,626
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		280	270,158
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		50	51,694
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.46%, 4/15/22 (a)(b)		225	212,635
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)		205	229,770
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		889	890,735
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		225	218,376
GMAC Commercial Mortgage Securities Inc., Series 2004-C3 Trust, Class AAB, 4.70%, 12/10/41		1,085	1,103,470
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		120	134,395
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		160	171,402
Series 2007-GG9, Class AM, 5.48%, 3/10/39		90	94,604
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		460	393,320
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		175	164,359
Series 2006-GG8, Class AM, 5.59%, 11/10/39		90	97,642
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		447	452,766
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (b)		260	281,511
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		80	84,410
Series 2007-CB18, Class A3, 5.45%, 6/12/47		141	144,967
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		439	471,220
Series 2013-C10, Class C, 4.30%, 12/15/47 (b)		48	44,346
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A 4.48%, 10/15/29		671	696,849
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		180	188,976
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		634	706,328
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (b)		240	247,502
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		680	761,605

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley, Series 2007-XLCA, Class A2 0.53%, 7/17/17	USD	44	$43,036
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.76%, 4/12/49 (b)		288	288,538
Series 2007-HQ12, Class AM, 5.76%, 4/12/49 (b)		390	415,115
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	160,704
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		78	79,540
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 1.47%, 7/17/56 (a)(g)		380	372,400
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		72	72,308
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		156	155,615
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		160	155,368
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		312	316,306
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		430	420,933
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		580	483,034
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		910	1,004,778
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)		133	132,830
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		496	490,901
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 6.12%, 2/15/51 (b)		245	231,839
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		304	304,438

			18,094,553
Interest Only Commercial Mortgage-Backed Securities — 0.5%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		4,250	252,943
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.42%, 5/15/45 (b)		1,725	220,187
Series 2013-LC6, Class XA, 1.96%, 1/10/46 (b)		3,551	364,510
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.93%, 2/10/46 (b)		3,363	378,476
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		1,760	109,472
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.21%, 6/15/45 (b)		1,280	135,728
Series 2013-LC11, Class XA, 1.73%, 4/15/46 (b)		1,399	143,070
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.87%, 3/15/45 (a)(b)		2,403	318,556

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.99%, 12/15/45 (a)(b)	USD	2,134	$243,101

			2,166,043
Total Non-Agency Mortgage-Backed Securities — 4.9%			24,433,302

Other Interests (c)(h)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII		130	—
Lehman Brothers Holdings, Inc.		490	—
Total Other Interests — 0.0%			—

Capital Trusts	Shares
Capital Markets — 0.0%
State Street Capital Trust IV, 1.27%, 6/01/77 (b)		40,000	32,431
Commercial Banks — 0.1%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		295,000	293,894
Insurance — 0.2%
American International Group, Inc., 8.18%, 5/15/68 (b)		145,000	176,900
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		205,000	244,136
Prudential Financial, Inc., 5.88%, 9/15/42 (b)		131,000	131,328
Prudential Financial, Inc., 5.20%, 3/15/44 (b)		15,000	14,175
XL Group PLC, 6.50%, 12/29/49 (b)(d)		415,000	404,625

			971,164
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(d)		200,000	200,000
Total Capital Trusts — 0.3%			1,497,489

Preferred Stocks
Capital Markets — 0.0%
The Goldman Sachs Group, Inc., 5.63% (b)		4,748	114,617
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25% (b)		10,000	45,500
Freddie Mac, 8.38% (b)		10,000	46,500

			92,000
Total Preferred Stocks — 0.0%			206,617

Trust Preferreds
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		16,773	467,128
Total Preferred Securities — 0.4%			2,171,234

Taxable Municipal Bonds	Par (000)		Value
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	215	$232,039
5.50%, 6/15/43		255	278,266
Total Taxable Municipal Bonds — 0.1%			510,305

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.6%
Fannie Mae, 2.80%, 10/09/19 (g)		650	546,000
Federal Home Loan Bank, 5.63%, 6/13/16		450	510,801
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.78%, 10/25/45 (a)(b)		180	162,446
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)(b)		42	39,163
Series 2012-K711, Class B, 3.56%, 8/25/45 (a)(b)		225	215,532
Series 2013-K712, Class B, 3.48%, 12/25/19 (a)(b)		510	479,057
Series 2013-K713, Class B, 3.17%, 4/25/20 (a)(b)		35	32,044
Tennessee Valley Authority, 5.25%, 9/15/39		975	1,096,999

			3,082,042
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac, Series K027, Class A2, 2.64%, 1/25/23		410	390,555
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2011-123, Class CS, 6.42%, 10/25/41 (b)		1,067	185,147
Series 2012-94, Class IK, 4.00%, 9/25/42		1,204	204,209
Series 2013-14, Class IA, 4.50%, 3/25/43		283	29,155
Series 2013-52, Class EI, 4.00%, 3/25/43		197	20,057

			438,568
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K019, Class X1, 1.89%, 3/25/22 (b)		625	72,252
Series K021, Class X1, 1.65%, 6/25/22 (b)		887	92,243
Series K707, Class X1, 1.69%, 1/25/47 (b)		1,338	96,186
Series K710, Class X1, 1.91%, 5/25/19 (b)		1,036	90,271
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		1,403	117,635

			468,587
Mortgage-Backed Securities — 22.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-7/01/28 (i)		4,073	4,096,844
2.95%, 3/01/41 (b)		150	156,283
3.00%, 2/01/28-7/01/43 (i)		18,243	18,286,428
3.16%, 3/01/41 (b)		178	185,952
3.27%, 12/01/40 (b)		222	232,121

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
3.33%, 6/01/41 (b)	USD	277	$288,894
3.50%, 7/01/27-7/01/43 (i)		10,653	10,885,603
3.51%, 9/01/41 (b)		203	212,005
4.00%, 2/01/25-7/01/43 (i)		8,979	9,376,093
4.50%, 2/01/25-7/01/43 (i)		8,925	9,455,001
4.77%, 8/01/38 (b)		226	242,209
5.00%, 4/01/33-7/01/43 (i)		6,474	6,985,283
5.50%, 2/01/35-7/01/43 (i)		2,880	3,147,628
6.00%, 12/01/27-7/01/43 (i)		1,219	1,346,715
6.50%, 5/01/40		1,180	1,307,020
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-4/01/43		4,173	4,073,652
3.05%, 2/01/41 (b)		221	230,802
3.50%, 7/01/43 (i)		12,800	12,946,000
4.00%, 10/01/40-7/01/43 (i)		5,240	5,446,870
4.50%, 10/01/41-7/01/43 (i)		2,089	2,199,127
5.00%, 3/01/38-7/01/43 (i)		1,651	1,762,400
5.50%, 7/01/43 (i)		1,400	1,506,094
6.00%, 1/01/34		397	442,811
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43 (i)		1,900	1,878,328
3.50%, 7/15/43 (i)		3,000	3,078,750
4.00%, 2/20/41-7/15/43 (i)		2,753	2,892,969
4.50%, 5/20/41-7/15/43 (i)		5,247	5,616,892
5.00%, 12/15/38-7/15/43 (i)		2,042	2,205,704
5.50%, 7/15/43 (i)		700	762,070
7.50%, 3/15/32		7	8,560

			111,255,108
Total U.S. Government Sponsored Agency Securities — 23.1%			115,634,860

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42		535	461,772
3.13%, 2/15/43 (e)		27,220	25,408,204
2.88%, 5/15/43 (e)		10,596	9,377,460
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		777	683,983
U.S. Treasury Inflation Indexed Notes, 0.13%, 1/15/23 (e)		2,493	2,417,637
U.S. Treasury Notes:
0.38%, 6/30/15		805	805,315
0.50%, 6/15/16 (e)		6,340	6,313,252
1.38%, 6/30/18		3,215	3,213,241
1.00%, 11/30/19 (e)		5,021	4,783,677
1.63%, 11/15/22 (e)		1,060	989,527
1.75%, 5/15/23 (e)		5,310	4,973,144
Total U.S. Treasury Obligations — 11.8%			59,427,212
Total Long-Term Investments (Cost — $561,170,642) — 121.2%			607,990,309

Short-Term Securities
Borrowed Bond Agreements — 0.5%
Credit Suisse Securities (USA) LLC, 0.05%, Open (Purchased on 5/16/13 to be repurchased at $1,897,859, collateralized by U.S. Treasury Bonds, 2.00% due at 2/15/23, par and fair value of USD 1,872,000 and $1,801,654, respectively)		1,898	1,897,740

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
Credit Suisse Securities (USA) LLC, 0.11%, Open (Purchased on 5/16/13 to be repurchased at $482,895, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/42, par and fair value of USD 550,000 and $474,203, respectively)	USD	507	$506,688
Total Borrowed Bond Agreements			2,404,428

Money Market Funds	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (j)(k)		7,518,850	7,518,850
Total Short-Term Securities (Cost — $9,923,278) — 2.0%			9,923,278

Options Purchased
(Cost — $1,165) — 0.0%			—
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $571,095,085) — 123.2%			617,913,587

Borrowed Bonds	Par (000)
U.S. Treasury Obligations — (0.5)%
U.S. Treasury Bonds, 2.00%, 2/15/23	USD	1,872	(1,801,654)
U.S. Treasury Notes, 2.75%, 11/15/42		550	(474,203)
Total Borrowed Bonds (Proceeds — $2,383,180) — (0.5)%			(2,275,857)

TBA Sale Commitments (i)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28	1,800	(1,810,406)
3.00%, 7/01/28-7/01/43	10,795	(10,897,678)
3.50%, 7/01/28-7/01/43	9,400	(9,579,438)
4.00%, 7/01/28-7/01/43	5,700	(5,956,418)
4.50%, 7/01/43	3,000	(3,174,375)
5.00%, 7/01/43	4,700	(5,058,008)
5.50%, 7/01/43	1,300	(1,411,922)
6.00%, 7/01/43	1,100	(1,196,250)
Freddie Mac Mortgage-Backed Securities:
5.50%, 5/01/38	800	(860,625)
3.00%, 7/01/43	2,900	(2,826,594)
3.50%, 7/01/43	6,400	(6,482,000)
4.00%, 7/01/43	3,400	(3,535,602)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43	1,430	(1,413,689)
4.00%, 7/15/43	800	(838,500)
4.50%, 7/15/43	2,300	(2,451,926)
5.00%, 7/15/43	100	(108,219)
Total TBA Sale Commitments (Proceeds — $57,778,124) — (11.5)%		(57,601,650)
Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 111.2%		558,036,080
Liabilities in Excess of Other Assets — (11.2)%		(56,341,395)

Net Assets — 100.0%		$501,694,685

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	All, or a portion of securities with an aggregate market value of $88,746,988 have been pledged for open reverse repurchase agreements.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays PLC	$802,875	$5,719
BNP Paribas S.A.	—	$1,203
Citigroup Global Markets Holdings, Inc.	$(3,027,947)	$10,976
Credit Suisse Securities (USA) LLC	$(1,367,064)	$51,876
Deutsche Bank AG	$7,378,117	$(90,723)
Goldman Sachs & Co.	$108,899	$(97,412)
J.P. Morgan Securities LLC	$(2,025,754)	$(69,226)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$762,070	$(13,016)
Morgan Stanley & Co. LLC	$2,808,687	$51,855
RBS Securities, Inc.	—	$(1,625)
Royal Bank of Canada	—	$(3,297)
Wells Fargo Securities, LLC	—	$1,813

(j)	Investments in issuers considered to be an affiliate of the Fund during the period ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,709,255	4,809,595	7,518,850	$2,629

(k)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.00%	10/24/12	Open	$327,931	$327,931
Credit Suisse Securities (USA) LLC	0.05%	4/11/13	Open	5,008,448	5,008,729
BNP Paribas Securities Corp.	0.18%	5/10/13	Open	2,108,700	2,108,921
BNP Paribas Securities Corp.	0.14%	5/14/13	Open	1,048,075	1,048,155
BNP Paribas Securities Corp.	0.17%	6/27/13	7/08/13	9,350,970	9,350,970
Credit Suisse Securities (USA) LLC	0.02%	6/28/13	7/01/13	4,935,000	4,935,000
Deutsche Bank Securities, Inc.	0.12%	6/28/13	7/01/13	6,316,225	6,316,225
Morgan Stanley & Co. LLC	0.20%	6/28/13	7/01/13	20,597,500	20,597,500
BNP Paribas Securities Corp.	0.09%	6/28/13	7/08/13	805,000	805,000
Deutsche Bank Securities, Inc.	0.00%	6/28/13	7/08/13	4,971,487	4,971,487
Deutsche Bank Securities, Inc.	0.07%	6/28/13	7/08/13	6,316,225	6,316,225
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.01%	6/28/13	7/08/13	3,210,981	3,210,981
Morgan Stanley & Co. LLC	0.14%	6/28/13	7/08/13	24,863,094	24,863,094
Total				$89,859,636	$89,860,218

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
11	Australian Government Bonds (10 Year)	Sydney	September 2013	USD	9,133,377	$(6,558)
86	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	18,920,000	(37,100)
29	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	3,510,359	(27,595)
74	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	10,052,438	(247,205)
2	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	496,625	45
24	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	5,950,500	3,049
26	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	6,434,025	(13,697)
(209)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	26,451,563	204,912
(111)	Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	16,351,688	586,311
Total						$462,162

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	989,000	USD	1,290,612	Citibank N.A.	7/23/13	$(3,155)
USD	3,570,271	EUR	2,703,000	Bank of America N.A.	7/23/13	51,568
USD	461,639	EUR	346,000	Citibank N.A.	7/23/13	11,224
USD	1,950,300	EUR	1,485,377	Citibank N.A.	7/23/13	16,670
USD	518,376	EUR	399,000	Deutsche Bank AG	7/23/13	(1,033)
Total						$75,274

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	7/29/13	USD	500	$—
Total									$—

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services LLC	9/20/13	USD	690	$(1,006)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	720	(53,178)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	USD	1,033	(47,791)
Total						$(101,975)

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	B+	USD	1,336	$73,492
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	270	20,606
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	120	3,499
Total							$97,597

[1]	Using S&P rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	16,000	$(64,235)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	8,574
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(40,063)
1.75%[2]	3-month LIBOR	Citibank N.A.	12/14/22	USD	300	(22,043)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	8,953
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	6,330
2.32%[2]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	600	(18,270)
2.30%[1]	3-month LIBOR	Chicago Mercantile	6/11/23	USD	100	3,338
2.89%[1]	3-month LIBOR	Bank of America N.A.	1/14/43	USD	2,800	253,600
3.01%[1]	3-month LIBOR	Bank of America N.A.	2/06/43	USD	481	33,200
3.02%[1]	3-month LIBOR	Credit Suisse International	2/06/43	USD	547	37,430
3.00%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	2/11/43	USD	1,600	114,750
3.03%[1]	3-month LIBOR	Credit Suisse International	2/19/43	USD	500	33,505
2.80%[1]	3-month LIBOR	Bank of America N.A.	4/23/43	USD	480	56,708
2.80%[1]	3-month LIBOR	Barclays Bank PLC	4/23/43	USD	510	59,980
2.80%[1]	3-month LIBOR	Deutsche Bank AG	4/23/43	USD	510	59,980
3.04%[1]	3-month LIBOR	Barclays Bank PLC	5/23/43	USD	2,200	165,361
3.04%[1]	3-month LIBOR	Bank of America N.A.	5/24/43	USD	3,245	237,509
3.05%[1]	3-month LIBOR	Deutsche Bank AG	5/24/43	USD	2,925	210,092
Total						$1,144,699

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$25,530,953	$8,135,909	$33,666,862
Common Stocks	$316,309,470	—	—	316,309,470
Corporate Bonds	—	43,788,409	389,415	44,177,824
Foreign Agency Obligations	—	5,320,035	—	5,320,035
Foreign Government Obligations	—	6,339,205	—	6,339,205
Non-Agency Mortgage-Backed Securities	—	23,087,046	1,346,256	24,433,302
Other Interests	—	—	—	—
Preferred Securities	673,745	1,497,489	—	2,171,234
Taxable Municipal Bonds	—	510,305	—	510,305
U.S. Government Sponsored Agency Securities	—	115,634,860	—	115,634,860

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	33

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments: (concluded)
U.S. Treasury Obligations	—	$59,427,212	—	$59,427,212
Short-Term Securities:
Borrowed Bond Agreements	—	2,404,428	—	2,404,428
Money Market Funds	$7,518,850	—	—	7,518,850
Liabilities:
Investments:
Borrowed Bonds	—	(2,275,857)	—	(2,275,857)
TBA Sale Commitments	—	(57,601,650)	—	(57,601,650)
Total	$324,502,065	$223,662,435	$9,871,580	$558,036,080

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$97,597	—	$97,597
Foreign currency exchange contracts	—	79,462	—	79,462
Interest rate contracts	$794,317	1,289,310	—	2,083,627
Liabilities:
Credit contracts	—	(101,975)	—	(101,975)
Foreign currency exchange contracts	—	(4,188)	—	(4,188)
Interest rate contracts	(332,155)	(144,611)	—	(476,766)
Total	$462,162	$1,215,595	—	$1,677,757

[1]

Derivative financial instruments are swaps, foreign currency exchange contracts, financial futures contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$77,541	—	—	$77,541
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Liabilities:
Reverse repurchase agreements	—	$(49,693,431)	—	(49,693,431)
Cash received as collateral for over-the-counter swaps	—	(600,000)	—	(600,000)
Bank overdraft	—	(116,603)	—	(116,603)
Total	$87,541	$(50,410,034)	—	$(50,322,493)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$6,264,977	$1,102,750	$2,753,218	$351,180	$10,472,125
Transfers into Level 3[1]	780,000	—	—	—	780,000
Transfers out of Level 3[1]	(1,499,758)	—	(1,291,856)	(351,180)	(3,142,794)
Accrued discounts/premiums	809	(38)	1,070	—	1,841
Net realized gain (loss)	14,669	(167)	4,001	—	18,503
Net change in unrealized appreciation/depreciation[2]	(3,123)	(3,130)	(94,749)	—	(101,002)
Purchases	4,464,245	390,000	130,294	—	4,984,539
Sales	(1,885,910)	(1,100,000)	(155,722)	—	(3,141,632)
Closing Balance, as of June 30, 2013	$8,135,909	$389,415	$1,346,256	—	$9,871,580

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $(95,619).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.3%
Precision Castparts Corp.	15,230	$3,442,132
United Technologies Corp.	24,020	2,232,419
		5,674,551
Airlines — 1.0%
United Continental Holdings, Inc. (a)	42,542	1,331,139
Biotechnology — 3.6%
Alexion Pharmaceuticals, Inc. (a)	7,374	680,178
Gilead Sciences, Inc. (a)	48,905	2,504,425
United Therapeutics Corp. (a)	23,756	1,563,620
		4,748,223
Commercial Banks — 0.7%
U.S. Bancorp	27,627	998,716
Communications Equipment — 2.0%
Cisco Systems, Inc.	111,708	2,715,621
Consumer Finance — 1.7%
Discover Financial Services	48,051	2,289,150
Diversified Financial Services — 2.0%
CME Group, Inc.	15,018	1,141,068
Moody’s Corp.	24,853	1,514,293
		2,655,361
Electrical Equipment — 3.2%
Eaton Corp. PLC	44,241	2,911,500
Roper Industries, Inc.	11,350	1,409,897
		4,321,397
Energy Equipment & Services — 2.1%
FMC Technologies, Inc. (a)	49,989	2,783,388
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	37,116	2,122,293
Food Products — 2.2%
Mead Johnson Nutrition Co.	21,251	1,683,717
Mondelez International, Inc., Class A	45,633	1,301,910
		2,985,627
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	94,360	3,291,277
Intuitive Surgical, Inc. (a)	3,350	1,697,043
		4,988,320
Health Care Providers & Services — 1.6%
Catamaran Corp. (a)	43,572	2,122,828
Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	13,456	712,226
Industrial Conglomerates — 1.2%
Danaher Corp.	24,291	1,537,620
Insurance — 1.6%
American International Group, Inc. (a)	46,711	2,087,982
Internet & Catalog Retail — 5.8%
Amazon.com, Inc. (a)	18,514	5,141,153
Expedia, Inc.	41,836	2,516,435
		7,657,588

Common Stocks	Shares	Value
Internet Software & Services — 12.7%
eBay, Inc. (a)	77,188	$3,992,163
Equinix, Inc. (a)(b)	8,127	1,501,219
Google, Inc., Class A (a)	9,190	8,090,600
LinkedIn Corp., Class A (a)	12,943	2,307,737
Yandex NV (a)	36,247	1,001,505
		16,893,224
IT Services — 7.6%
Alliance Data Systems Corp. (a)	8,812	1,595,236
Gartner, Inc. (a)	30,900	1,760,991
Mastercard, Inc., Class A	3,262	1,874,019
Visa, Inc., Class A	26,342	4,814,001
		10,044,247
Media — 13.0%
Comcast Corp., Class A	66,201	2,772,498
Liberty Global PLC, Class A (a)	42,453	3,144,918
Sirius XM Radio, Inc.	929,585	3,114,110
Time Warner, Inc.	33,797	1,954,143
Viacom, Inc., Class B	50,407	3,430,196
The Walt Disney Co.	45,529	2,875,156
		17,291,021
Oil, Gas & Consumable Fuels — 2.4%
Cabot Oil & Gas Corp.	12,505	888,105
EOG Resources, Inc.	8,028	1,057,127
Gulfport Energy Corp. (a)	27,045	1,273,008
		3,218,240
Personal Products — 2.0%
The Estee Lauder Cos., Inc., Class A	40,513	2,664,540
Pharmaceuticals — 5.7%
AbbVie, Inc.	73,488	3,037,994
Allergan, Inc.	33,810	2,848,154
Valeant Pharmaceuticals International, Inc. (a)	19,906	1,713,508
		7,599,656
Professional Services — 1.1%
Verisk Analytics, Inc., Class A (a)	25,400	1,516,380
Road & Rail — 2.0%
Union Pacific Corp.	17,084	2,635,720
Software — 5.9%
Autodesk, Inc. (a)	29,303	994,544
Citrix Systems, Inc. (a)	21,420	1,292,269
Microsoft Corp.	98,025	3,384,803
Splunk, Inc. (a)	46,175	2,140,673
		7,812,289
Specialty Retail — 3.3%
CarMax, Inc. (a)	24,471	1,129,581
The Home Depot, Inc.	41,251	3,195,715

		4,325,296
Textiles, Apparel & Luxury Goods — 3.8%
NIKE, Inc., Class B	21,283	1,355,301
Ralph Lauren Corp.	12,226	2,124,145
Under Armour, Inc., Class A (a)(b)	25,960	1,550,072
		5,029,518
Trading Companies & Distributors — 0.6%
United Rentals, Inc. (a)	16,926	844,777
Total Long-Term Investments (Cost — $115,863,249) — 99.0%		131,606,938

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	35

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	1,823,762	$1,823,762

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	$1,483	1,483,490
Total Short-Term Securities (Cost — $3,307,252) — 2.5%		3,307,252
Total Investments (Cost — $119,170,501) — 101.5%		134,914,190
Liabilities in Excess of Other Assets — (1.5)%		(2,052,545)

Net Assets — 100.0%		$132,861,645

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	314,198	1,509,564	1,823,762	$202
BlackRock Liquidity Series LLC, Money Market Series	$5,672,246	$(4,188,756)	$1,483,490	$22,212

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$131,606,938	—	—	$131,606,938
Short-Term Securities	1,823,762	$1,483,490	—	3,307,252
Total	$133,430,700	$1,483,490	—	$134,914,190

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $1,483,490 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	37

Consolidated Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.1%
Tenaris SA — ADR	3,704	$149,160
Australia — 0.4%
Asciano Ltd.	44,453	203,317
Commonwealth Bank of Australia	2,102	132,313
Mesoblast Ltd. (a)	25,431	122,716
National Australia Bank Ltd.	2,860	77,363
Newcrest Mining Ltd.	10,725	99,005
Orica Ltd.	5,620	105,940
QBE Insurance Group Ltd.	15,086	208,874

		949,528
Belgium — 0.2%
Anheuser-Busch InBev NV	3,290	296,208
RHJ International (a)	24,918	117,412
RHJ International — ADR (a)	5,827	27,419

		441,039
Brazil — 0.9%
Anhanguera Educacional Participacoes SA	30,525	178,662
BR Malls Participacoes SA	9,708	86,797
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	5,608	251,353
Cielo SA	10,669	267,329
Cosan Ltd., Class A	27,497	444,352
Cyrela Brazil Realty SA	21,685	148,982
Hypermarcas SA	28,691	186,700
Itau Unibanco Holding SA, Preference Shares	14,647	189,180
MRV Engenharia e Participacoes SA	37,134	109,504
Qualicorp SA (a)	16,848	128,284
SLC Agricola SA	19,136	164,916
Telefonica Brasil SA — ADR	7,617	173,820

		2,329,879
Canada — 2.2%
Agrium, Inc.	3,128	272,011
Athabasca Oil Corp. (a)	35,051	216,965
Bank of Nova Scotia	3,985	213,023
BCE, Inc.	6,182	253,464
Brookfield Asset Management, Inc., Class A	7,523	270,978
Canadian National Railway Co.	2,665	259,225
Canadian Natural Resources Ltd.	10,333	292,011
Canadian Pacific Railway Ltd.	1,088	132,061
Detour Gold Corp. (a)	5,539	43,450
Eldorado Gold Corp.	21,545	133,363
First Quantum Minerals Ltd.	16,622	246,556
Goldcorp, Inc.	27,355	676,489
Kinross Gold Corp.	23,604	120,971
Kinross Gold Corp. (a)	5,428	27,683
Osisko Mining Corp. (a)	22,928	75,867
Potash Corp. of Saskatchewan, Inc.	10,701	408,029
Rogers Communications, Inc., Class B	4,821	188,983
Shaw Communications, Inc., Class B	14,422	346,117
Silver Wheaton Corp.	10,602	208,541
Suncor Energy, Inc.	1,202	35,447
Suncor Energy, Inc. — NY Shares	27,447	809,030
Teck Resources Ltd., Class B	5,459	116,659
TELUS Corp.	4,632	135,212
The Toronto-Dominion Bank	1,867	149,953
Valeant Pharmaceuticals International, Inc. (a)	1,230	105,878

		5,737,966
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA — ADR	2,073	83,749
China — 0.5%
Baidu, Inc. — ADR (a)	2,885	272,719

Common Stocks	Shares	Value
China (concluded)
Beijing Enterprises Holdings Ltd.	76,819	$553,317
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	715,816	35,084
China BlueChemical Ltd., Class H (b)	171,739	104,407
Dongfeng Motor Group Co. Ltd., Class H	41,800	55,440
Haitian International Holdings Ltd.	51,898	75,722
Jiangxi Copper Co. Ltd.	71,000	119,964
Sinopharm Group Co. Ltd., H Shares	58,395	145,939
Zhongsheng Group Holdings Ltd.	96,925	106,404

		1,468,996
Denmark — 0.0%
TDC A/S	12,468	101,048
France — 2.2%
AXA SA	17,751	349,918
BNP Paribas SA	13,958	764,127
Compagnie de Saint-Gobain	10,286	416,791
European Aeronautic Defence & Space Co. NV	11,268	602,843
Eutelsat Communications SA	3,027	85,879
France Telecom SA	7,793	73,795
LVMH Moet Hennessy Louis Vuitton SA	1,430	232,166
Safran SA	22,399	1,169,365
Sanofi	4,894	505,942
Sanofi — ADR	713	36,727
Société Générale SA	3,043	104,726
Technip SA	4,126	419,332
Total SA	9,098	444,373
Total SA — ADR	10,010	487,487
Unibail-Rodamco SE	607	141,373

		5,834,844
Germany — 1.9%
Allianz SE, Registered Shares	2,903	423,723
BASF SE	1,716	153,055
Bayerische Motoren Werke AG	2,358	205,796
Deutsche Bank AG, Registered Shares	13,004	545,292
Deutsche Boerse AG	2,649	174,193
Deutsche Telekom AG, Registered Shares	40,972	477,344
Fresenius SE & Co. KGaA	3,722	458,104
Kabel Deutschland Holding AG	4,037	443,266
Lanxess AG	5,366	323,151
Linde AG	1,912	356,294
Muenchener Rueckversicherungs AG, Registered Shares	874	160,564
Siemens AG, Registered Shares	4,935	499,733
Telefonica Deutschland Holding AG	20,598	149,025
Volkswagen AG, Preference Shares	3,274	661,291

		5,030,831
Hong Kong — 0.1%
The Link REIT	59,844	293,695
Sino Biopharmaceutical	80,000	51,680
Yuanda China Holdings Ltd.	608,315	56,093

		401,468
Indonesia — 0.0%
Telekomunikasi Indonesia Persero Tbk PT	76,100	84,749
Ireland — 0.3%
Accenture PLC, Class A	584	42,025
Covidien PLC	6,964	437,618
Eaton Corp. PLC	3,573	235,139

		714,782
Israel — 0.0%
Check Point Software Technologies Ltd. (a)(b)	758	37,657

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Italy — 0.9%
Eni SpA	27,664	$567,772
Fiat Industrial SpA	76,161	847,810
Intesa Sanpaolo SpA	175,226	280,455
Mediaset SpA (a)	54,763	206,277
Telecom Italia SpA	244,609	167,059
UniCredit SpA	55,580	259,829

		2,329,202
Japan — 7.7%
Aisin Seiki Co. Ltd.	4,720	180,221
Asahi Kasei Corp.	30,900	203,882
Astellas Pharma, Inc.	5,890	319,969
Bridgestone Corp.	15,000	511,503
Canon, Inc.	9,423	308,823
Daihatsu Motor Co. Ltd.	6,900	130,691
Daikin Industries Ltd.	4,700	189,973
Daito Trust Construction Co. Ltd.	1,500	141,330
Denso Corp.	7,030	330,503
East Japan Railway Co.	7,527	585,846
FANUC Corp.	800	115,782
Fuji Heavy Industries Ltd.	51,260	1,265,826
Futaba Industrial Co. Ltd.	9,470	43,064
Hitachi Chemical Co. Ltd.	11,100	173,770
Hitachi Ltd.	59,200	379,324
Honda Motor Co. Ltd.	15,040	558,727
Hoya Corp.	16,301	335,282
IHI Corp.	63,000	238,362
Inpex Corp.	77	320,027
Japan Airlines Co. Ltd.	6,800	350,069
JGC Corp.	15,580	561,074
JSR Corp.	8,900	180,079
Kao Corp.	4,100	139,570
KDDI Corp.	6,100	317,648
Kirin Holdings Co. Ltd.	10,276	160,966
Kubota Corp.	39,880	580,388
Kuraray Co. Ltd.	14,020	196,493
Kyocera Corp.	1,700	172,968
Kyowa Hakko Kirin Co. Ltd.	12,870	145,474
Mazda Motor Corp. (a)	19,000	75,115
Mitsubishi Corp.	22,990	392,754
Mitsubishi UFJ Financial Group, Inc.	77,800	480,483
Mitsui & Co. Ltd.	67,820	850,477
MS&AD Insurance Group Holdings	15,015	380,333
Murata Manufacturing Co. Ltd.	4,340	330,122
Nintendo Co. Ltd.	2,100	247,252
Nippon Telegraph & Telephone Corp.	4,510	235,065
Nitori Holdings Co. Ltd.	2,400	193,222
Nitto Denko Corp.	3,200	205,234
NTT DoCoMo, Inc.	68	105,788
Okumura Corp.	32,270	123,561
Rakuten, Inc.	32,300	381,947
Rinnai Corp.	2,150	152,877
Rohm Co. Ltd.	4,560	185,187
Ryohin Keikaku Co. Ltd.	3,000	245,923
Shin-Etsu Chemical Co. Ltd.	9,620	636,702
Ship Healthcare Holdings, Inc.	2,000	73,522
Softbank Corp.	1,400	81,494
Sony Financial Holdings, Inc.	14,800	233,020
Sumitomo Corp.	10,400	129,621
Sumitomo Electric Industries Ltd.	13,600	161,895
Sumitomo Mitsui Financial Group, Inc.	18,900	865,111
Suntory Beverage & Food Ltd. (a)	8,200	256,302
Suzuki Motor Corp.	26,661	614,545
T&D Holdings, Inc.	6,200	82,935
Terumo Corp.	2,700	134,209
Toda Corp.	41,000	113,621

Common Stocks	Shares	Value
Japan (concluded)
Tokio Marine Holdings, Inc.	39,702	$1,252,795
Tokyo Gas Co. Ltd.	94,581	521,808
Toyota Industries Corp.	13,414	547,800
Toyota Motor Corp.	7,900	476,511
Ube Industries Ltd.	68,600	126,915
Unicharm Corp.	1,900	107,461
West Japan Railway Co.	2,900	122,990
Yamada Denki Co. Ltd.	5,710	231,194

		20,493,425
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	15,620	231,531
Luxembourg — 0.1%
RTL Group SA	2,876	236,527
Malaysia — 0.4%
Axiata Group Bhd	156,351	327,451
IHH Healthcare Bhd (a)	398,800	498,537
Telekom Malaysia Bhd	90,214	154,188

		980,176
Mexico — 0.2%
Fibra Uno Administracion SA de CV	32,535	109,250
Fomento Economico Mexicano SAB de CV — ADR	1,359	140,235
Mexichem SAB de CV	30,006	124,424
TF Administradora Industrial S de RL de CV	84,900	176,975

		550,884
Netherlands — 0.4%
CNH Global NV	990	41,243
ING Groep NV CVA (a)	33,031	301,872
Unilever NV — NY Shares	1,849	72,684
Unilever NV CVA	8,249	324,714
Ziggo NV	9,207	369,817

		1,110,330
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	1,736	117,805
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	22,368	108,017
Russia — 0.2%
Federal Hydrogenerating Co. JSC — ADR	69,120	100,915
Novorossiysk Commercial Sea Port PJSC — GDR	14,557	91,345
Sberbank	93,213	265,399

		457,659
Singapore — 0.5%
CapitaLand Ltd.	96,700	233,625
Keppel Corp. Ltd. (b)	39,450	322,675
Keppel REIT	8,290	8,451
Oversea-Chinese Banking Corp. Ltd. (b)	35,400	278,284
Raffles Medical Group Ltd.	40,300	99,705
Singapore Press Holdings Ltd. (b)	20,370	66,951
Singapore Telecommunications Ltd.	113,300	335,574

		1,345,265
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	41,696	158,147
MTN Group Ltd.	3,984	74,100

		232,247
South Korea — 0.8%
Cheil Industries, Inc.	1,379	107,695
Hyundai Motor Co.	1,469	288,116

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (concluded)
KT Corp. — ADR	4,804	$74,558
Samsung Electronics Co. Ltd.	1,441	1,684,276

		2,154,645
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	20,261	170,270
Banco Santander SA	37,700	241,250
Telefonica SA (a)	19,614	252,341
Telefonica SA — ADR (a)	4,632	59,336

		723,197
Sweden — 0.2%
Boliden AB	8,623	106,885
Svenska Handelsbanken AB, Class A	9,138	366,109

		472,994
Switzerland — 1.6%
Credit Suisse Group AG	7,870	208,351
Glencore International PLC	16,725	69,233
Nestle SA, Registered Shares	12,107	794,466
Novartis AG, Registered Shares	8,061	570,965
Roche Holding AG	5,877	1,458,656
Swisscom AG, Registered Shares	408	178,611
Syngenta AG, Registered Shares	1,567	611,065
TE Connectivity Ltd.	1,091	49,684
UBS AG, Registered Shares	13,418	227,755
Zurich Insurance Group AG	710	184,039

		4,352,825
Taiwan — 0.3%
Cheng Shin Rubber Industry Co. Ltd.	48,123	151,180
Chunghwa Telecom Co. Ltd.	23,517	78,688
Chunghwa Telecom Co. Ltd. — ADR (b)	6,220	199,724
Far EasTone Telecommunications Co. Ltd	60,635	162,508
Yulon Motor Co. Ltd.	67,059	106,901

		699,001
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, Class F	37,800	191,955
PTT Global Chemical PCL	88,552	197,004

		388,959
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC (a)	14,100	135,857
NMC Health PLC (b)	23,852	97,950

		233,807
United Kingdom — 3.4%
Amlin PLC	11,607	69,437
Antofagasta PLC	21,032	254,848
AstraZeneca PLC	11,586	547,776
BG Group PLC	40,953	695,962
BHP Billiton PLC	29,346	748,264
BP PLC	25,942	180,037
BP PLC — ADR	7,154	298,608
BT Group PLC	113,277	531,811
Delta Topco Ltd.	369,427	222,063
Diageo PLC — ADR	3,315	381,059
Genel Energy PLC (a)	14,763	206,223
GlaxoSmithKline PLC	15,775	394,318
GlaxoSmithKline PLC — ADR	790	39,476
Guinness Peat Group PLC	167,129	59,577
HSBC Holdings PLC	90,065	932,372
Invensys PLC	28,465	178,248
Lloyds Banking Group PLC (a)	322,724	309,918
Manchester United PLC, Class A (a)	8,527	135,750
National Grid PLC	43,731	495,721

Common Stocks	Shares	Value
United Kingdom (concluded)
Pearson PLC	6,779	$120,560
Polyus Gold International Ltd.	60,831	186,006
Rio Tinto PLC	12,727	517,597
SABMiller PLC	1,067	51,156
Shire PLC	12,261	388,556
SSE PLC	16,792	388,864
Unilever PLC	3,274	132,540
Unilever PLC — ADR	2,044	82,680
Vodafone Group PLC	81,796	234,402
Vodafone Group PLC — ADR	12,442	357,583

		9,141,412
United States — 31.4%
3M Co.	3,759	411,047
Abbott Laboratories	7,728	269,553
AbbVie, Inc.	9,718	401,742
ACE Ltd.	8,626	771,854
Activision Blizzard, Inc.	21,899	312,280
Adobe Systems, Inc. (a)	1,380	62,873
AES Corp.	20,640	247,474
Aetna, Inc.	9,646	612,907
Agilent Technologies, Inc.	9,714	415,371
Alexion Pharmaceuticals, Inc. (a)	2,335	215,380
Allergan, Inc.	3,198	269,400
Alliance Data Systems Corp. (a)	359	64,990
Amazon.com, Inc. (a)	1,409	391,265
Amdocs Ltd.	1,210	44,879
American Capital Agency Corp.	9,769	224,589
American Electric Power Co, Inc.	7,347	328,999
American Express Co.	8,959	669,775
American International Group, Inc. (a)	5,260	235,122
American Tower Corp.	5,554	406,386
American Water Works Co., Inc.	6,731	277,519
Ameriprise Financial, Inc.	495	40,036
AmerisourceBergen Corp.	5,465	305,111
Amgen, Inc.	4,098	404,309
Anadarko Petroleum Corp.	9,871	848,215
Apache Corp.	2,807	235,311
Apple, Inc.	55	21,784
Arch Capital Group Ltd. (a)	2,285	117,472
Ariad Pharmaceuticals, Inc. (a)	1,077	18,837
AT&T Inc.	3,068	108,607
Avery Dennison Corp.	3,276	140,082
AXIS Capital Holdings Ltd.	992	45,414
Bank of America Corp.	75,763	974,312
The Bank of New York Mellon Corp.	9,208	258,284
BB&T Corp.	8,552	289,742
Berkshire Hathaway, Inc., Class B (a)	1,940	217,125
Biogen Idec, Inc. (a)	1,683	362,182
BorgWarner, Inc. (a)	2,182	187,979
Bristol-Myers Squibb Co.	11,132	497,489
CA, Inc.	1,448	41,456
Calpine Corp. (a)	18,443	391,545
Capital One Financial Corp.	6,458	405,627
Cardinal Health, Inc.	11,766	555,355
Carnival Corp.	4,254	145,870
Celgene Corp. (a)	4,199	490,905
CenterPoint Energy, Inc.	2,358	55,389
CF Industries Holdings, Inc.	215	36,873
Charter Communications, Inc., Class A (a)	3,378	418,365
Chevron Corp.	7,081	837,966
The Chubb Corp.	3,973	336,314
Cisco Systems, Inc.	14,306	347,779
Citigroup, Inc.	16,295	781,671
Citrix Systems, Inc. (a)	3,973	239,691

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
CMS Energy Corp.	8,210	$223,066
CNA Financial Corp.	1,315	42,895
Coach, Inc.	5,595	319,419
Cobalt International Energy, Inc. (a)	7,202	191,357
The Coca-Cola Co.	26,772	1,073,825
Colgate-Palmolive Co	9,186	526,266
Comcast Corp., Class A	32,027	1,341,291
Computer Sciences Corp.	1,131	49,504
Constellation Brands, Inc., Class A (a)	1,277	66,557
Corning, Inc. (c)	40,842	581,182
Crown Castle International Corp. (a)	3,340	241,783
Crown Holdings, Inc. (a)	5,487	225,680
Cubist Pharmaceuticals, Inc. (a)	3,002	144,997
Cummins, Inc.	1,648	178,742
CVS Caremark Corp.	8,484	485,115
Danaher Corp.	4,448	281,558
DaVita HealthCare Partners, Inc. (a)	2,160	260,928
Delphi Automotive PLC (a)	2,605	132,047
Devon Energy Corp.	5,222	270,917
Diamond Offshore Drilling, Inc.	579	39,829
Discover Financial Services	9,871	470,254
DISH Network Corp., Class A (a)	1,285	54,638
Dominion Resources, Inc.	8,842	502,402
Dr. Pepper Snapple Group, Inc.	1,934	88,829
Dresser-Rand Group, Inc. (a)	73	4,379
Duke Energy Corp.	4,820	325,350
Eastman Chemical Co.	693	48,517
Electronic Arts, Inc. (a)	25,817	593,016
EMC Corp.	36,669	866,122
Energizer Holdings, Inc.	432	43,420
EOG Resources, Inc.	2,428	319,719
Equity Residential	6,851	397,769
Expedia, Inc.	770	46,316
Express Scripts Holding Co. (a)	3,568	220,110
Facebook, Inc., Class A (a)	5,882	146,227
FedEx Corp.	2,827	278,686
Fidelity National Financial, Inc., Class A	5,177	123,264
Fidelity National Information Services, Inc.	1,213	51,965
FMC Corp.	8,922	544,777
Ford Motor Co.	41,367	639,947
Freeport-McMoRan Copper & Gold, Inc.	16,468	454,681
Freescale Semiconductor Ltd. (a)(c)	33,321	451,500
Fusion-io, Inc. (a)	24,209	344,736
General Dynamics Corp.	576	45,118
General Electric Co.	66,639	1,545,358
General Mills, Inc.	7,639	370,721
General Motors Co. (a)	18,199	606,209
Gilead Sciences, Inc. (a)	10,143	519,423
The Goldman Sachs Group, Inc.	3,221	487,176
Google, Inc., Class A (a)	1,984	1,746,654
Halliburton Co.	10,380	433,054
HCA Holdings, Inc.	12,793	461,316
HealthSouth Corp. (a)	5,662	163,066
Helmerich & Payne, Inc.	673	42,029
Hillshire Brands Co.	8,403	277,971
Humana, Inc. (c)	9,088	766,845
International Game Technology	8,748	146,179
International Paper Co.	1,127	49,937
Intuit, Inc.	633	38,632
Intuitive Surgical, Inc. (a)	265	134,244
Johnson & Johnson	12,378	1,062,775
Johnson Controls, Inc.	4,646	166,280
JPMorgan Chase & Co.	30,489	1,609,514
KBR, Inc.	4,248	138,060
Kimberly-Clark Corp.	3,381	328,430
KLA-Tencor Corp.	712	39,680

Common Stocks	Shares	Value
United States (continued)
Kraft Foods Group, Inc.	3,416	$190,852
The Kroger Co.	1,310	45,247
L-3 Communications Holdings, Inc.	525	45,014
Leap Wireless International, Inc. (a)	6,089	40,979
Lear Corp.	836	50,545
Liberty Media Corp., Class A (a)	3,186	403,857
Life Technologies Corp. (a)	2,172	160,750
Lincoln National Corp.	1,636	59,665
M&T Bank Corp.	1,704	190,422
Macy’s, Inc.	842	40,416
Marathon Oil Corp. (c)	34,110	1,179,524
Marathon Petroleum Corp.	17,387	1,235,520
Mastercard, Inc., Class A	2,414	1,386,843
Mattel, Inc.	7,514	340,459
McDonald’s Corp.	7,412	733,788
McKesson Corp.	4,023	460,633
Mead Johnson Nutrition Co.	6,672	528,623
Medtronic, Inc.	6,755	347,680
MetLife, Inc.	5,645	258,315
Mettler-Toledo International, Inc. (a)	834	167,801
Microsoft Corp.	36,642	1,265,248
Mondelez International, Inc., Class A	18,826	537,106
Monsanto Co.	4,408	435,510
Morgan Stanley	7,204	175,994
Motorola Solutions, Inc.	777	44,856
Murphy Oil Corp.	664	40,431
National Oilwell Varco, Inc.	12,544	864,282
Newmont Mining Corp.	11,087	332,056
NextEra Energy, Inc.	9,073	739,268
Northern Trust Corp.	3,235	187,307
Northrop Grumman Corp.	591	48,935
Occidental Petroleum Corp.	8,312	741,680
Onyx Pharmaceuticals, Inc. (a)	1,658	199,555
Oracle Corp.	44,855	1,377,946
PACCAR, Inc.	4,536	243,402
Parker Hannifin Corp.	430	41,022
PepsiCo, Inc.	11,167	913,349
PerkinElmer, Inc.	5,506	178,945
Perrigo Co.	1,839	222,519
Pfizer, Inc.	61,224	1,714,884
Philip Morris International, Inc.	516	44,696
Phillips 66	8,327	490,544
Platinum Underwriters Holdings Ltd.	1,485	84,972
PPG Industries, Inc.	405	59,296
PPL Corp.	9,348	282,870
Praxair, Inc.	1,312	151,090
Precision Castparts Corp.	2,261	511,009
The Procter & Gamble Co.	15,199	1,170,171
The Progressive Corp.	10,578	268,893
Prudential Financial, Inc.	3,092	225,809
PulteGroup, Inc. (a)	12,890	244,523
QEP Resources, Inc.	10,881	302,274
QUALCOMM, Inc.	19,795	1,209,079
Raytheon Co.	735	48,598
Red Hat, Inc. (a)	2,638	126,149
Reinsurance Group of America, Inc.	550	38,011
RenaissanceRe Holdings Ltd.	1,860	161,429
Rockwell Automation, Inc.	6,397	531,847
Ross Stores, Inc.	558	36,164
Schlumberger Ltd.	13,476	965,690
Sealed Air Corp.	6,171	147,795
Sempra Energy	2,065	168,834
Simon Property Group, Inc.	2,128	336,054
SM Energy Co.	4,862	291,623
Southern Copper Corp.	4,193	115,811
Sprint Nextel Corp. (a)	27,272	191,449

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
The St. Joe Co. (a)		48,579	$1,022,588
State Street Corp.		8,194	534,331
Stryker Corp.		613	39,649
Symantec Corp.		1,650	37,076
Tenet Healthcare Corp. (a)		4,926	227,089
Thermo Fisher Scientific, Inc.		4,313	365,009
TIBCO Software, Inc. (a)		13,557	290,120
Tiffany & Co.		3,544	258,145
Time Warner Cable, Inc.		2,359	265,340
Torchmark Corp.		683	44,491
The Travelers Cos., Inc.		6,347	507,252
TRW Automotive Holdings Corp. (a)		2,212	146,965
Twitter, Inc.		15,589	285,279
U.S. Bancorp		14,969	541,129
Union Pacific Corp.		5,783	892,201
United Continental Holdings, Inc. (a)		11,099	347,288
United Parcel Service, Inc., Class B		4,451	384,922
United Technologies Corp.		11,164	1,037,582
UnitedHealth Group, Inc.		7,879	515,917
Universal Health Services, Inc., Class B		11,259	753,903
Unum Group		1,578	46,346
Valero Energy Corp.		1,383	48,087
Verizon Communications, Inc.		19,292	971,159
Visa, Inc., Class A		9,432	1,723,698
VMware, Inc., Class A (a)		4,128	276,535
Wal-Mart Stores, Inc.		12,494	930,678
Waters Corp. (a)		3,013	301,451
WellPoint, Inc.		2,940	240,610
Wells Fargo & Co.		39,147	1,615,597
Western Digital Corp.		952	59,110
WhiteWave Foods Co., Class A (a)		735	11,944
Whiting Petroleum Corp. (a)		6,662	307,052
Williams-Sonoma, Inc. (c)		2,977	166,385
Wyndham Worldwide Corp.		670	38,344
XL Group PLC		15,248	462,319

			83,734,254
Total Common Stocks — 57.6%			153,459,858

Corporate Bonds	Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	25	12,187
Australia — 0.2%
FMG Resources August 2006 Pty Ltd., 6.00%, 4/01/17 (d)		110	106,975
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		336	316,038

			423,013
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (d)		200	208,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (d)		153	154,479
Odebrecht Finance Ltd., 5.13%, 6/26/22 (d)		200	196,000
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		282	88,830
Petrobras Global Finance BV:
2.00%, 5/20/16		91	89,110
2.41%, 1/15/19 (e)		438	429,240

			1,165,659
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (d)		57	60,268

Corporate Bonds		Par (000)	Value
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/25/15	USD	194	$197,966
Banco Santander Chile, 2.15%, 6/07/18 (d)(e)		265	264,685
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		143	120,899

			583,550
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(f)(g)	SGD	400	3,156
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(f)	USD	300	30,000
China Petroleum & Chemical Corp., Series SINO, 0.79%, 4/24/14 (g)(h)	HKD	540	83,095

			116,251
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)(g)	CNY	1,900	3,096
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (d)(g)	USD	220	161,150
5.50%, 11/13/14 (g)		152	109,820
Suzlon Energy Ltd.:
0.00%, 10/11/12 (a)(f)		142	96,915
44.62%, 7/25/14 (g)(h)		190	123,500

			491,385
Ireland — 0.1%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (d)	EUR	100	135,696
Ono Finance II PLC, 10.88%, 7/15/19 (d)	USD	150	156,000

			291,696
Italy — 0.1%
Intesa Sanpaolo SpA, 3.13%, 1/15/16		246	241,881
Luxembourg — 0.3%
Capsugel FinanceCo SCA, 9.88%, 8/01/19 (d)	EUR	100	143,962
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	206	216,300
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (d)		200	187,500
TNK-BP Finance SA, 7.50%, 7/18/16 (d)		100	110,875

			658,637
Mexico — 0.1%
Banco Santander Mexico SA, 4.13%, 11/09/22 (d)		150	140,625
Netherlands — 0.6%
Bio City Development Co. BV, 8.00%, 7/06/18 (g)		800	799,000
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.38%, 1/19/17		236	247,854
Volkswagen International Finance NV, 5.50%, 11/09/15 (d)(g)	EUR	300	399,572
Ziggo BV, 3.63%, 3/27/20		100	127,182

			1,573,608
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (g)	SGD	250	196,252
3.13%, 3/05/18 (g)		250	210,552
2.95%, 6/20/22 (g)		750	581,361

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Singapore (concluded)
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	200	$188,850

			1,177,015
South Korea — 0.1%
Export-Import Bank of Korea, 1.25%, 11/20/15		200	197,713
Zeus Cayman, 12.66%, 8/19/13 (g)(h)	JPY	19,000	186,782

			384,495
Switzerland — 0.0%
UBS AG, 5.88%, 12/20/17	USD	100	115,025
United Arab Emirates — 0.5%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17		517	481,219
9.00%, 10/31/17		517	512,266
Pyrus Ltd., 7.50%, 12/20/15 (d)(g)		200	251,600

			1,245,085
United Kingdom — 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (d)		157	157,466
Delta Topco Ltd., 10.00%, 11/24/60		305	310,198
Essar Energy PLC, 4.25%, 2/01/16		200	164,000
Lloyds TSB Bank PLC, 13.00% (e)(i)	GBP	255	560,435

			1,192,099
United States — 2.5%
Ally Financial, Inc., 4.50%, 2/11/14	USD	127	128,079
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		122	120,073
Apple, Inc., 1.00%, 5/03/18		362	347,628
Bank of America Corp.:
2.00%, 1/11/18		221	214,064
1.34%, 3/22/18 (e)		119	117,759
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (g)		33	38,857
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		38	40,090
Cablevision Systems Corp., 5.88%, 9/15/22		101	97,717
CIT Group, Inc., 4.75%, 2/15/15 (d)		180	182,925
Cobalt International Energy, Inc., 2.63%, 12/01/19 (g)		315	334,097
CONSOL Energy, Inc., 8.00%, 4/01/17		230	242,075
Cricket Communications, Inc., 7.75%, 10/15/20		107	102,720
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	77,490
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (g)		94	164,676
Daimler Finance North America LLC, 0.88%, 1/09/15 (d)(e)		240	240,760
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		41	42,794
Ford Motor Credit Co. LLC, 2.38%, 1/16/18		200	192,569
Forest City Enterprises, Inc., 4.25%, 8/15/18 (g)		156	174,623
General Electric Capital Corp.:
Series B, 6.25% (e)(i)		200	212,500
5.55%, 5/04/20		161	181,862
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (g)		274	620,096
Hologic, Inc., 2.00%, 12/15/37 (g)(j)		290	323,169
HSBC USA, Inc., 1.63%, 1/16/18		162	158,049
Hughes Satellite Systems Corp., 7.63%, 6/15/21		58	61,625

Corporate Bonds		Par (000)	Value
United States (concluded)
Hyundai Capital America:
1.63%, 10/02/15 (d)	USD	63	$62,796
2.13%, 10/02/17 (d)		101	97,645
JPMorgan Chase & Co., Series Q, 5.15% (e)(i)		297	282,893
Morgan Stanley, 7.30%, 5/13/19		100	116,161
Mylan, Inc., 3.75%, 9/15/15 (g)		192	455,040
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		18	19,350
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (d)		250	245,893
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (d)		112	105,840
Salesforce.com, Inc., 0.25%, 4/01/18 (d)(g)		305	290,322
SunGard Data Systems, Inc., 7.38%, 11/15/18		144	151,920
Take-Two Interactive Software, Inc.:
4.38%, 6/01/14 (g)		57	80,619
1.75%, 12/01/16 (g)		245	269,041
Texas Industries, Inc., 9.25%, 8/15/20		100	107,750

			6,701,567
Total Corporate Bonds — 6.2%			16,577,142

Floating Rate Loan Interests (e)
Canada — 0.0%
Essar Steel Algoma, Inc., Term Loan, 7.50% - 8.75%, 7/22/13		95	96,811
Chile — 0.1%
GNL Quintero SA, Tranche B Facility, 1.00% - 1.28%, 7/22/13		194	171,774
France — 0.1%
Constellium Holdco BV (Constellium France SAS):
Term Loan B, 6.00%, 3/25/20		78	102,287
Term Loan B, 6.00%, 3/25/20		78	79,475

			181,762
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 7/01/13		470	492,913
United States — 0.4%
Cricket Communications, Inc., Term Loan C, 3.50% - 4.75%, 9/30/13		195	193,110
Obsidian Natural Gas Trust, Term Loan, 2.00% - 7.00%, 7/01/13		199	199,864
Univision Communications, Inc., 2013 New First-Lien Term Loan, 3.25% - 4.50%, 7/31/13		312	308,705
Valeant Pharmaceuticals International, Inc., Term Loan B, 6/21/20		209	205,865
Vodafone Americas Finance 2, Inc., New Series A Loan, 6.25%, 7/11/13 (k)		251	256,821

			1,164,365
Total Floating Rate Loan Interests — 0.8%			2,107,625

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 1.4%
Commonwealth of Australia:
5.50%, 12/15/13	AUD	666	$617,254
5.50%, 4/21/23		1,547	1,614,430
Queensland Treasury Corp.:
6.00%, 9/14/17		1,054	1,062,563
6.00%, 6/14/21		498	509,708

			3,803,955
Brazil — 1.0%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	1,963	2,200,239
Series B, 6.00%, 8/15/24		372	418,597

			2,618,836
Canada — 0.4%
Canadian Government Bond:
4.00%, 6/01/16	CAD	271	276,666
1.50%, 3/01/17		481	455,887
3.50%, 6/01/20		351	362,838

			1,095,391
Germany — 1.8%
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	1,783	2,663,171
3.50%, 7/04/19		1,385	2,070,551

			4,733,722
Hong Kong — 0.5%
Hong Kong Government Bond:
1.67%, 3/24/14	HKD	1,250	162,909
3.51%, 12/08/14		2,450	330,642
1.69%, 12/22/14		1,250	164,506
0.27%, 12/18/17		1,200	149,594
0.53%, 3/19/18		2,400	301,361
3.56%, 6/25/18		750	107,867

			1,216,879
Malaysia — 0.3%
Federation of Malaysia:
3.46%, 7/31/13	MYR	955	302,348
5.09%, 4/30/14		1,557	501,090

			803,438
Netherlands — 0.1%
Kingdom of the Netherlands, 1.00%, 2/24/17	USD	313	311,842
United Kingdom — 1.2%
United Kingdom Gilt, 4.75%, 3/07/20	GBP	1,735	3,125,172
Total Foreign Government Obligations — 6.7%			17,709,235

Investment Companies		Shares
ETFS Gold Trust (a)		6,733	817,319
ETFS Palladium Trust (a)		2,164	139,903
ETFS Platinum Trust (a)		1,827	239,520
iShares Gold Trust (a)(l)		57,032	683,814
Market Vectors Gold Miners ETF		24,356	594,530
SPDR Gold Trust (a)		13,610	1,621,632
Total Investment Companies — 1.5%			4,096,718

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan Trust, Series 2010, Class HLTN, 2.49%, 11/15/15 (d)(e)	USD	255	$255,110

Preferred Securities
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(e)(i)		39	37,830
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (e)		174	181,830
United States — 0.1%
Citigroup, Inc., 5.95% (e)(i)		122	121,402
NBCUniversal Enterprise, Inc., 5.25% (d)(i)		100	100,000
USB Capital IX, 3.50% (e)(i)		226	196,620

			418,022
Total Capital Trusts — 0.2%			637,682

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		6,606	179,023
Royal Bank of Scotland Group PLC:
Series M, 6.40%		4,200	89,166
Series Q, 6.75%		2,350	52,429
Series T, 7.25%		6,421	153,847

			474,465
United States — 0.8%
Cliffs Natural Resources, Inc., 7.00% (g)		6,113	108,445
Fannie Mae, Series S, 8.25% (e)		18,948	86,213
General Motors Co., Series B, 4.75% (g)		6,072	292,428
Health Care REIT, Inc., Series I, 6.50% (g)		3,113	193,286
NextEra Energy, Inc., 5.60% (g)		3,901	220,016
PPL Corp.:
8.75% (g)		3,169	171,189
9.50% (g)		3,986	208,906
Twitter, Inc.:
Class A Junior (a)		180	3,294
Series D (a)		16,516	302,243
United Technologies Corp., 7.50% (g)		2,278	135,222
US Bancorp:
Series F, 6.50% (e)		5,702	160,226
Series G, 6.00% (e)		3,150	86,341
Wells Fargo & Co., Series L, 7.50% (g)		106	126,564

			2,094,373
Total Preferred Stocks — 1.0%			2,568,838

Trust Preferreds
United States — 0.4%
Citigroup Capital XIII, 7.88%, 10/30/40 (e)		11,236	312,923

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Trust Preferreds		Shares	Value
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (g)		550	$24,217
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)		12,762	332,450
Omnicare Capital Trust II, Series B, 4.00%, 6/15/33 (g)		2,166	127,642
RBS Capital Funding Trust VII, Series G, 6.08% (i)		5,452	116,019
Total Trust Preferreds — 0.4%			913,251
Total Preferred Securities — 1.6%			4,119,771

U.S. Treasury Obligations		Par (000)
U.S. Treasury Notes:
2.25%, 3/31/16	USD	1,992	2,081,586
0.63%, 9/30/17		1,251	1,223,047
1.00%, 5/31/18-9/30/19		3,289	3,207,157
1.38%, 9/30/18		1,307	1,301,581
1.25%, 10/31/19		336	325,797
3.50%, 5/15/20 (m)		3,990	4,414,470
2.63%, 8/15/20		2,108	2,203,278
2.00%, 11/15/21		399	392,111
1.75%, 5/15/22-5/15/23		1,198	1,128,766
1.63%, 11/15/22		633	590,729
Total U.S. Treasury Obligations — 6.3%			16,868,522

Warrants (n)		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 9/03/13, Strike Price AUD 1.28)		124,320	17,970
Canada — 0.0%
Kinross Gold Corp. (Issued/exercisable 10/29/18, 1 Share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00)		3,427	16
Total Warrants — 0.0%			17,986
Total Long-Term Investments (Cost — $200,842,919) — 80.8%			215,211,967

Short-Term Securities
Foreign Agency Obligations (o)		Par (000)
Japan Treasury Discount Bill:
0.09%, 9/17/13	JPY	50,000	504,036
0.10%, 9/10/13		80,000	806,474
0.11%, 11/11/13		60,000	604,779
Mexico Cetes:
3.60%, 8/22/13	MXN	3,246	249,134
3.77%, 9/05/13		4,220	323,288
3.77%, 9/19/13		8,773	671,090
3.80%, 10/03/13		10,973	838,118
Republic of Turkey:
5.38%, 7/17/13	TRY	326	168,719
6.30%, 9/11/13		259	132,625
Total Foreign Agency Obligations — 1.6%			4,298,263

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (l)(p)		176,609	$176,609

		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (l)(p)(q)	USD	384	383,695
Total Money Market Funds — 0.2%			560,304

Time Deposits		Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.27%, 7/01/13	CAD	1	1,016
Europe — 0.0%
Brown Brothers Harriman & Co., 0.00%, 7/01/13	EUR	14	18,692
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	HKD	30	3,838
Japan — 0.1%
Citigroup, Inc. 0.01%, 7/01/13	JPY	7,172	72,313
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	SGD	1	1,140
Switzerland — 0.0%
Brown Brothers Harriman & Co., 0.00%, 7/01/13	CHF	3	3,017
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.07%, 7/01/13	GBP	27	41,514
Total Time Deposits — 0.1%			141,530

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bills (o):
0.01%, 7/05/13	USD	770	769,997
0.02%, 7/11/13		4,698	4,697,970
0.02%, 7/18/13		16,410	16,409,872
0.02%, 7/25/13		500	499,993
0.02%, 8/01/13		4,400	4,399,893
0.02%, 8/08/13		200	199,994
0.02%, 8/15/13		3,900	3,899,790
0.03%, 8/22/13		2,500	2,499,892
0.02%, 9/05/13		1,000	999,963
0.02%, 9/12/13		2,900	2,899,881
0.03%, 9/19/13		4,375	4,374,659
Total U.S. Treasury Obligations — 15.6%			41,651,904
Total Short-Term Securities (Cost — $46,817,610) — 17.5%			46,652,001

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Options Purchased		Value
(Cost — $1,878,913) — 1.0%		$2,550,297
Total Investments Before Investments Sold Short and Options Written
(Cost — $249,539,442) — 99.3%		264,414,265
Investments Sold Short	Shares
Japan — (0.1)%
Fast Retailing Co. Ltd.	600	(202,503)
Total Investments Sold Short (Proceeds — $164,052) — (0.1)%		(202,503)

Options Written
(Premiums Received — $498,999) — (0.1)%		(429,654)
Total Investments Net of Investments Sold Short and Options Written — 99.1%		263,782,108
Other Assets Less Liabilities — 0.9%		2,490,397

Net Assets — 100.0%		$266,272,505

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(l)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	49,835	126,774	[1]	—	176,609	$176,609	$41
BlackRock Liquidity Series, LLC Money Market Series	$131,800	$251,895	[1]	—	$383,695	$383,695	$765
iShares Gold Trust	57,032	—		—	57,032	$683,814	—
[1] Represents net shares/beneficial interest purchased.

(m)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
25	TOPIX Index	Tokyo	September 2013	USD	2,850,877	$89,505
(51)	MSCI Emerging Markets E-Mini Index	New York	September 2013	USD	(2,380,935)	(56,050)
(3)	Nikkei 225 Index	Chicago Mercantile	September 2013	USD	(207,199)	(1,765)
(8)	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	USD	(639,700)	9,572
Total						$41,262

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	45,923	USD	59,762	Goldman Sachs Bank USA	7/01/13	$13
USD	31,666	AUD	34,660	Deutsche Bank AG	7/01/13	(32)
USD	45,406	AUD	48,981	Goldman Sachs Bank USA	7/01/13	610
USD	41,174	BRL	90,006	Brown Brothers Harriman & Co.	7/01/13	865
USD	6,092	EUR	4,678	Brown Brothers Harriman & Co.	7/01/13	3
USD	41,577	GBP	27,291	Brown Brothers Harriman & Co.	7/01/13	69
USD	584	JPY	57,198	Brown Brothers Harriman & Co.	7/01/13	8
USD	768	JPY	75,211	Brown Brothers Harriman & Co.	7/01/13	10
USD	1,025	JPY	100,282	Brown Brothers Harriman & Co.	7/01/13	13
USD	1,347	JPY	131,852	Brown Brothers Harriman & Co.	7/01/13	18
USD	2,626	JPY	256,971	Brown Brothers Harriman & Co.	7/01/13	35
USD	5,537	JPY	541,895	Brown Brothers Harriman & Co.	7/01/13	73
USD	10,718	JPY	1,054,951	Citibank N.A.	7/01/13	81
USD	6,869	KRW	7,858,608	Brown Brothers Harriman & Co.	7/01/13	(12)
USD	2,679	KRW	3,064,329	Brown Brothers Harriman & Co.	7/01/13	(5)
USD	7,608	MXN	99,204	Credit Suisse International	7/01/13	(48)
USD	1,140	SGD	1,446	Brown Brothers Harriman & Co.	7/01/13	(1)
USD	14,439	AUD	15,739	Citibank N.A.	7/02/13	45
USD	3,767	BRZ	8,411	Brown Brothers Harriman & Co.	7/02/13	(2)
USD	1,252	BRZ	2,792	Brown Brothers Harriman & Co.	7/02/13	1
USD	50,245	CAD	52,769	Goldman Sachs Bank USA	7/02/13	70
USD	94,233	CHF	89,050	Citibank N.A.	7/02/13	(45)
USD	2,320	DKK	13,291	Credit Suisse International	7/02/13	—
USD	286,687	EUR	220,180	Morgan Stanley Capital Services LLC	7/02/13	92
USD	155,562	GBP	102,360	Citibank N.A.	7/02/13	(123)
USD	33,034	HKD	256,271	Credit Suisse International	7/02/13	(7)
USD	516	JPY	50,977	Brown Brothers Harriman & Co.	7/02/13	2
USD	635	JPY	62,676	Brown Brothers Harriman & Co.	7/02/13	3
USD	694	JPY	68,526	Brown Brothers Harriman & Co.	7/02/13	3
USD	1,157	JPY	114,265	Brown Brothers Harriman & Co.	7/02/13	5
USD	1,739	JPY	171,779	Brown Brothers Harriman & Co.	7/02/13	7
USD	2,068	JPY	204,277	Brown Brothers Harriman & Co.	7/02/13	8
USD	2,134	JPY	210,777	Brown Brothers Harriman & Co.	7/02/13	9
USD	2,205	JPY	217,834	Brown Brothers Harriman & Co.	7/02/13	9
USD	2,581	JPY	254,984	Brown Brothers Harriman & Co.	7/02/13	10
USD	2,815	JPY	278,030	Brown Brothers Harriman & Co.	7/02/13	11
USD	3,102	JPY	306,415	Brown Brothers Harriman & Co.	7/02/13	12
USD	3,318	JPY	327,772	Brown Brothers Harriman & Co.	7/02/13	13
USD	3,356	JPY	331,486	Brown Brothers Harriman & Co.	7/02/13	14

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,662	JPY	460,551	Brown Brothers Harriman & Co.	7/02/13	$19
USD	4,838	JPY	477,911	Brown Brothers Harriman & Co.	7/02/13	19
USD	5,317	JPY	525,177	Brown Brothers Harriman & Co.	7/02/13	21
USD	6,664	JPY	658,226	Brown Brothers Harriman & Co.	7/02/13	27
USD	13,028	JPY	1,286,943	Brown Brothers Harriman & Co.	7/02/13	53
USD	469,534	JPY	46,588,559	Morgan Stanley Capital Services LLC	7/02/13	(204)
USD	4,560	MYR	14,506	Brown Brothers Harriman & Co.	7/02/13	(31)
USD	3,918	MYR	12,465	Brown Brothers Harriman & Co.	7/02/13	(27)
USD	11,692	SEK	78,740	Credit Suisse International	7/02/13	(49)
USD	28,858	SGD	36,593	Deutsche Bank AG	7/02/13	(13)
JPY	25,420,000	USD	259,901	Barclays Bank PLC	7/03/13	(3,599)
USD	3,837	HKD	29,767	Brown Brothers Harriman & Co.	7/03/13	(1)
USD	4,225	THA	131,653	Brown Brothers Harriman & Co.	7/03/13	(20)
USD	1,761	THA	54,859	Brown Brothers Harriman & Co.	7/03/13	(8)
USD	3,775	ZAR	37,616	Credit Suisse International	7/05/13	(30)
EUR	497,000	JPY	65,658,123	Morgan Stanley Capital Services LLC	7/11/13	(15,092)
USD	625,678	JPY	64,149,232	Bank of America N.A.	7/11/13	(21,150)
USD	751,172	JPY	76,890,000	Deutsche Bank AG	7/11/13	(24,123)
USD	878,724	JPY	89,961,830	JPMorgan Chase Bank N.A.	7/11/13	(28,377)
USD	423,000	JPY	43,348,617	UBS AG	7/11/13	(14,092)
USD	619,934	JPY	64,113,560	Goldman Sachs Bank USA	7/12/13	(26,537)
USD	622,856	JPY	64,135,512	Morgan Stanley Capital Services LLC	7/12/13	(23,836)
USD	884,029	JPY	91,055,000	UBS AG	7/12/13	(34,098)
USD	623,322	JPY	63,778,295	BNP Paribas S.A.	7/17/13	(19,781)
USD	707,000	JPY	72,098,446	Brown Brothers Harriman & Co.	7/17/13	(20,001)
USD	627,023	JPY	64,019,000	Credit Suisse International	7/17/13	(18,507)
USD	593,404	JPY	60,729,000	Morgan Stanley Capital Services LLC	7/17/13	(18,951)
USD	180,551	TRY	326,400	Barclays Bank PLC	7/17/13	11,827
USD	652,010	AUD	707,000	UBS AG	7/18/13	8,519
EUR	513,000	JPY	67,070,133	Goldman Sachs Bank USA	7/19/13	(8,501)
USD	969,808	GBP	641,509	Deutsche Bank AG	7/19/13	(5,756)
USD	385,486	GBP	255,000	Goldman Sachs Bank USA	7/19/13	(2,301)
USD	610,053	JPY	61,109,000	Credit Suisse International	7/25/13	(6,153)
EUR	513,000	JPY	66,590,734	Barclays Bank PLC	7/26/13	(3,665)
EUR	497,000	JPY	64,463,633	BNP Paribas S.A.	7/26/13	(3,045)
USD	629,898	JPY	62,410,285	Goldman Sachs Bank USA	7/26/13	568
USD	439,464	EUR	336,400	Brown Brothers Harriman & Co.	7/29/13	1,534
USD	627,005	AUD	668,000	Credit Suisse International	8/01/13	17,662
USD	338,933	EUR	254,812	BNP Paribas S.A.	8/01/13	7,211
USD	679,803	JPY	65,449,440	JPMorgan Chase Bank N.A.	8/01/13	19,809
USD	700,800	JPY	67,891,428	Morgan Stanley Capital Services LLC	8/01/13	16,181
USD	737,920	AUD	785,000	BNP Paribas S.A.	8/02/13	21,906
USD	1,034,613	EUR	779,000	UBS AG	8/02/13	20,482
USD	477,589	JPY	45,905,870	UBS AG	8/02/13	14,670
USD	677,239	AUD	718,000	Credit Suisse International	8/08/13	22,642
USD	272,081	EUR	203,000	Goldman Sachs Bank USA	8/08/13	7,800
USD	540,385	AUD	573,000	BNP Paribas S.A.	8/09/13	18,024
USD	266,501	JPY	26,042,513	UBS AG	8/15/13	3,869
USD	1,109,870	GBP	725,500	Deutsche Bank AG	8/16/13	6,793

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	358,611	JPY	35,043,500	Barclays Bank PLC	8/16/13	$5,205
USD	656,446	JPY	64,174,769	BNP Paribas S.A.	8/16/13	9,257
USD	963,708	JPY	94,183,198	Deutsche Bank AG	8/16/13	13,891
MXN	257,341	USD	3,246,000	Credit Suisse International	8/22/13	8,106
USD	445,314	GBP	284,400	JPMorgan Chase Bank N.A.	8/22/13	12,919
USD	678,000	JPY	66,107,712	Barclays Bank PLC	8/22/13	11,298
USD	657,016	JPY	62,518,000	Barclays Bank PLC	8/22/13	26,516
USD	614,979	JPY	58,492,200	JPMorgan Chase Bank N.A.	8/22/13	25,080
USD	675,114	AUD	737,000	BNP Paribas S.A.	8/23/13	3,974
USD	493,163	BRL	1,079,780	Deutsche Bank AG	8/23/13	14,918
USD	660,673	AUD	722,000	Barclays Bank PLC	8/29/13	3,486
USD	663,740	EUR	506,000	Credit Suisse International	8/29/13	4,919
USD	530,153	EUR	404,000	Barclays Bank PLC	8/30/13	4,135
USD	77,104	MXN	973,800	Credit Suisse International	9/05/13	2,426
USD	257,013	MXN	3,246,000	Credit Suisse International	9/05/13	8,085
JPY	834,115	USD	80,000,000	Deutsche Bank AG	9/10/13	27,221
USD	139,322	TRY	259,000	UBS AG	9/11/13	6,633
USD	526,870	JPY	50,000,000	Credit Suisse International	9/17/13	22,540
CAD	413,668	USD	393,000	Credit Suisse International	9/19/13	(474)
USD	257,006	MXN	3,250,000	Credit Suisse International	9/19/13	8,068
USD	436,753	MXN	5,523,000	Credit Suisse International	9/19/13	13,711
USD	689,302	JPY	67,361,308	Bank of America N.A.	9/26/13	9,818
USD	659,713	JPY	64,446,345	Bank of America N.A.	10/03/13	9,589
USD	873,751	MXN	10,973,000	Deutsche Bank AG	10/03/13	34,177
USD	607,903	JPY	60,000,000	Credit Suisse International	11/12/13	2,399
Total						$191,422

•	Exchange-traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Barrick Gold Corp.	Call	USD	80.00	1/18/14	804	$4,020
Goldcorp, Inc.	Call	USD	80.00	1/18/14	503	2,515
Newmont Mining Corp.	Call	USD	90.00	1/18/14	643	643
S&P 500 Index	Put	USD	1,570.00	7/20/13	6	7,590
S&P 500 Index	Put	USD	1,620.00	7/20/13	5	15,725
S&P 500 Index	Put	USD	1,605.00	7/20/13	5	12,025
Humana, Inc.	Put	USD	67.50	8/17/13	37	1,110
S&P 500 Index	Put	USD	1,610.00	8/17/13	5	20,300
Total						$63,928

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	49

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Over-the-counter options purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
TOPIX Index	Bank of America N.A.	Call	JPY	1,013.21	8/09/13	879	$120,117
Merck & Co., Inc.	Goldman Sachs International	Call	USD	45.00	10/18/13	15,210	40,991
Nikkei 225 Index	Citibank N.A.	Call	JPY	9,400.00	12/13/13	75	340,631
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	JPY	9,354.06	12/13/13	75	343,983
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	JPY	11,000.00	12/13/13	38	115,128
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	JPY	11,000.00	12/13/13	10	30,297
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	JPY	11,000.00	12/13/13	3	9,089
Activision Blizzard, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	20,532	3,149
Aetna, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	12,490	85,759
Agnico-Eagle Mines Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	15,341	1,281
Alcoa, Inc.	Goldman Sachs International	Call	USD	15.00	1/17/14	37,091	523
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	18,192	19
Autozone, Inc.	Goldman Sachs International	Call	USD	550.00	1/17/14	1,556	1,773
Boeing Co.	Goldman Sachs International	Call	USD	110.00	1/17/14	11,234	42,060
Boston Scientific Corp.	Goldman Sachs International	Call	USD	10.00	1/17/14	37,422	24,019
Bristol-Myers Squibb Co.	Goldman Sachs International	Call	USD	50.00	1/17/14	14,022	14,380
Broadcom Corp.	Goldman Sachs International	Call	USD	55.00	1/17/14	19,870	475
Caterpillar, Inc.	Goldman Sachs International	Call	USD	135.00	1/17/14	21,526	892
Citigroup, Inc.	Goldman Sachs International	Call	USD	50.00	1/17/14	27,931	90,817
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	7,279	341
Corning, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	41,396	2,906
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	21,600	65
EMC Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	57,954	1,364
Endeavour Silver Corp	Deutsche Bank AG	Call	USD	20.00	1/17/14	5,784	—
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	3,654	229
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs International	Call	USD	64.00	1/17/14	44,707	742
General Electric Co.	Goldman Sachs International	Call	USD	35.00	1/17/14	82,791	1,945
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	44,654	6
Halliburton Co.	Goldman Sachs International	Call	USD	55.00	1/17/14	31,461	11,599
Harmony Gold Mining Co. Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	11,389	78
Hewlett-Packard Co.	Goldman Sachs International	Call	USD	30.00	1/17/14	82,791	69,639
Humana, Inc.	Goldman Sachs International	Call	USD	105.00	1/17/14	6,623	6,677
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	19,209	2
Intel Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	82,791	1,398
International Business Machines Co.	Goldman Sachs International	Call	USD	295.00	1/17/14	8,610	250
J.C. Penney Co., Inc.	Goldman Sachs International	Call	USD	55.00	1/17/14	23,182	382
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	82,692	87
Marvell Technology Group Ltd.	Goldman Sachs International	Call	USD	20.00	1/17/14	48,019	300
Mastercard, Inc.	Goldman Sachs International	Call	USD	660.00	1/17/14	2,484	25,730
McDonald’s Corp.	Goldman Sachs International	Call	USD	135.00	1/17/14	14,902	937
Monster Beverage Corp.	Goldman Sachs International	Call	USD	105.00	1/17/14	11,591	2,283
NetApp, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	27,156	846
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	12,251	10
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	11,322	—
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	20,658	4
QUALCOMM, Inc.	Goldman Sachs International	Call	USD	95.00	1/17/14	33,117	620
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	2,788	256
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	2,748	376
Safeway, Inc.	Goldman Sachs International	Call	USD	25.00	1/17/14	10,991	17,291
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,810	84
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	5,058	7
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	20,745	2,245
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	11,797	1
Staples, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	55,812	11,579

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Over-the-counter options purchased as of June 30, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call		Strike Price	Expiration Date	Contracts	Market Value
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	4,967	$2,606
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	13,231	151
United Technologies Corp.	Goldman Sachs International	Call	USD	120.00	1/17/14	12,584	1,470
UnitedHealth Group, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	16,558	4,902
Visa, Inc.	Goldman Sachs International	Call	USD	190.00	1/17/14	7,617	74,750
Western Union Co.	Goldman Sachs International	Call	USD	25.00	1/17/14	11,591	146
Yahoo!, Inc.	Goldman Sachs International	Call	USD	25.00	1/17/14	15,423	37,943
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	49,656	1,661
Yum! Brands, Inc.	Goldman Sachs International	Call	USD	100.00	1/17/14	11,591	1,128
Apple, Inc.	Goldman Sachs International	Call	USD	410.00	2/21/14	2,532	70,801
Nikkei 225 Index	BNP Paribas S.A.	Call	JPY	9,685.15	3/14/14	76	333,957
TOPIX Index	UBS AG	Call	JPY	1,157.50	4/11/14	92,904	113,984
TOPIX Index	JPMorgan Chase Bank N.A.	Call	JPY	1,164.04	5/09/14	857	81,916
TOPIX Index	Bank of America N.A.	Call	JPY	1,153.54	6/13/14	602	63,055
TOPIX Index	Goldman Sachs International	Call	JPY	1,143.74	7/11/14	69,900	106,678
S&P 500 Index	Credit Suisse International	Put	USD	1,602.63	8/16/13	481	17,889
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Put	USD	886.50	9/20/13	1,036	6,815
S&P 500 Index	Credit Suisse International	Put	USD	1,590.00	9/20/13	484	22,167
Ibovespa Index	Goldman Sachs International	Put	USD	46,433.45	10/16/13	41	38,775
Ibovespa Index	Goldman Sachs International	Put	USD	45,503.15	10/16/13	20	14,966
Ibovespa Index	Goldman Sachs International	Put	USD	45,811.18	10/16/13	17	14,719
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	901.68	10/18/13	839	28,766
KOPSI Index	Citibank N.A.	Put	USD	243.53	12/12/13	18	188
Total							$2,465,095

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date		Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	$21,274

•	Exchange-traded options written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Petroleum Corp.	Call	USD	77.50	7/20/13	63	$(2,520)
Corning, Inc.	Call	USD	14.00	8/17/13	202	(14,443)
Humana, Inc.	Call	USD	75.00	8/17/13	37	(38,110)
Freescale Semiconductor Ltd.	Call	USD	18.00	9/21/13	92	(1,840)
Williams-Sonoma, Inc.	Call	USD	55.00	1/18/14	12	(6,120)
Williams-Sonoma, Inc.	Call	USD	52.50	1/18/14	17	(11,050)
S&P 500 Index	Put	USD	1,475.00	7/20/13	5	(925)
S&P 500 Index	Put	USD	1,520.00	7/20/13	5	(2,325)
S&P 500 Index	Put	USD	1,470.00	7/20/13	6	(1,035)
S&P 500 Index	Put	USD	1,470.00	8/17/13	5	(3,950)
Total						$(82,318)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	51

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Over-the-counter options written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Call	USD	981.00	9/20/13	1,036	$(10,667)
S&P 500 Index	Credit Suisse International	Call	USD	1,700.00	9/20/13	484	(4,138)
Ibovespa Index	Goldman Sachs International	Call	USD	51,159.69	10/16/13	17	(6,978)
Ibovespa Index	Goldman Sachs International	Call	USD	50,815.70	10/16/13	20	(9,523)
Ibovespa Index	Goldman Sachs International	Call	USD	51,854.62	10/16/13	41	(14,183)
MSCI Emerging Markets Index	Bank of America N.A.	Call	USD	1,035.78	10/18/13	839	(4,656)
Nikkei 225 Index	Citibank N.A.	Call	JPY	11,000.00	12/13/13	51	(154,514)
TOPIX Index	Bank of America N.A.	Put	JPY	932.96	8/09/13	879	(3,524)
S&P 500 Index	Credit Suisse International	Put	USD	1,464.34	8/16/13	481	(3,501)
TOPIX Index	Bank of America N.A.	Put	JPY	1,031.53	9/13/13	602	(14,616)
TOPIX Index	UBS AG	Put	JPY	1,035.07	9/13/13	92,904	(30,194)
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Put	USD	787.50	9/20/13	1,036	(82)
S&P 500 Index	Credit Suisse International	Put	USD	1,450.00	9/20/13	484	(6,800)
TOPIX Index	Goldman Sachs International	Put	JPY	1,003.47	10/11/13	69,900	(22,993)
TOPIX Index	JPMorgan Chase Bank N.A.	Put	JPY	1,040.92	10/11/13	857	(28,862)
Ibovespa Index	Goldman Sachs International	Put	USD	39,532.49	10/16/13	17	(1,269)
Ibovespa Index	Goldman Sachs International	Put	USD	39,266.68	10/16/13	20	(1,304)
Ibovespa Index	Goldman Sachs International	Put	USD	40,069.48	10/16/13	41	(3,979)
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	809.20	10/18/13	839	(11,830)
Nikkei 225 Index	Citibank N.A.	Put	JPY	8,305.01	12/13/13	75	(3,180)
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Put	JPY	8,592.09	12/13/13	75	(3,848)
S&P 500 Index	Citibank N.A.	Put	USD	1,149.60	12/20/13	305	(1,893)
Nikkei 225 Index	BNP Paribas S.A.	Put	JPY	9,300.00	3/14/14	76	(4,802)
Total							$(347,336)

•	Credit default swaps — bought protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty/Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	694	$(7,326)
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	694	12,403
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	661	10,911
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	621	5,818
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	316	6,373
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	316	6,342
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	313	2,645
Total						$37,166

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.54%[1]	3-month LIBOR	Deutsche Bank AG	9/14/13[2]	9/14/15	USD	1,686	$1,789
0.50%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	9/17/13[2]	9/17/15	USD	1,658	3,172
0.76%[1]	6-month GBP LIBOR	Deutsche Bank AG	2/28/14[2]	2/28/16	GBP	813	7,089
1.30%[3]	3-month LIBOR	Deutsche Bank AG	8/17/15[2]	8/17/16	USD	2	(5)
1.01%[3]	3-month LIBOR	Deutsche Bank AG	9/27/15[2]	9/27/16	USD	5,727	(35,864)
1.00%[3]	3-month LIBOR	Goldman Sachs International	9/28/15[2]	9/28/16	USD	6,724	(43,100)
1.24%[3]	3-month LIBOR	Deutsche Bank AG	9/14/13[2]	9/14/18	USD	675	(14,342)
1.19%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	9/17/13[2]	9/17/18	USD	680	(15,864)
1.40%[3]	6-month GBP LIBOR	Deutsche Bank AG	2/28/14[2]	2/28/19	GBP	325	(11,361)
1.10%[3]	6-month JPY LIBOR	Chicago Mercantile	11/20/13[2]	11/20/23	JPY	6,340	65
1.01%[3]	6-month JPY LIBOR	Deutsche Bank AG	11/20/13[2]	11/20/23	JPY	41,200	(3,219)
1.09%[3]	6-month JPY LIBOR	Deutsche Bank AG	11/20/13[2]	11/20/23	JPY	31,750	(22)
Total							$(111,662)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward interest rate swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of June 30, 2013 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date		Contract Amount	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	JPY	434,255,500	[1]	Citibank N.A.	3/31/14	JPY	9	$52,755

[1]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	53

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$149,160	—	—	$149,160
Australia	—	$949,528	—	949,528
Belgium	144,831	296,208	—	441,039
Brazil	2,329,879	—	—	2,329,879
Canada	5,737,966	—	—	5,737,966
Chile	83,749	—	—	83,749
China	307,803	1,161,193	—	1,468,996
Denmark	101,048	—	—	101,048
France	524,214	5,310,630	—	5,834,844
Germany	—	5,030,831	—	5,030,831
Hong Kong	—	401,468	—	401,468
Indonesia	—	84,749	—	84,749
Ireland	714,782	—	—	714,782
Israel	37,657	—	—	37,657
Italy	—	2,329,202	—	2,329,202
Japan	256,302	20,237,123	—	20,493,425
Kazakhstan	231,531	—	—	231,531
Luxembourg	—	236,527	—	236,527
Malaysia	154,188	825,988	—	980,176
Mexico	550,884	—	—	550,884
Netherlands	113,927	996,403	—	1,110,330
Philippines	117,805	—	—	117,805
Portugal	108,017	—	—	108,017
Russia	192,260	265,399	—	457,659
Singapore	—	1,345,265	—	1,345,265
South Africa	—	232,247	—	232,247
South Korea	74,558	2,080,087	—	2,154,645
Spain	59,336	663,861	—	723,197
Sweden	—	472,994	—	472,994
Switzerland	49,684	4,303,141	—	4,352,825
Taiwan	199,724	499,277	—	699,001
Thailand	388,959	—	—	388,959
United Arab Emirates	233,807	—	—	233,807
United Kingdom	1,354,733	7,564,616	$222,063	9,141,412
United States	83,249,420	199,555	285,279	83,734,254
Corporate Bonds	—	14,067,472	2,509,670	16,577,142
Floating Rate Loan Interests	—	678,101	1,429,524	2,107,625
Foreign Government Obligations	—	17,709,235	—	17,709,235
Investment Companies	4,096,718	—	—	4,096,718
Non-Agency Mortgage-Backed Securities	—	255,110	—	255,110
Preferred Securities	3,176,552	637,682	305,537	4,119,771
U.S. Treasury Obligations	—	16,868,522	—	16,868,522
Warrants	17,986	—	—	17,986
Short-Term Securities:
Foreign Agency Obligations	—	4,298,263	—	4,298,263
Money Market Funds	176,609	383,695	—	560,304
Time Deposits	—	141,530	—	141,530
U.S. Treasury Obligations	—	41,651,904	—	41,651,904
Options Purchased:
Equity Contracts	209,002	2,320,021	—	2,529,023
Interest Rate Contracts	—	21,274	—	21,274
Liabilities:
Investments:
Investments Sold Short	(202,503)	—	—	(202,503)
Total	$104,940,588	$154,519,101	$4,752,073	$264,211,762

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$44,492	—	$44,492
Foreign currency exchange contracts	$2,253	487,866	—	490,119
Interest rate contracts	—	12,115	—	12,115
Equity contracts	99,077	52,755	—	151,832
Liabilities:
Credit contracts	—	(7,326)	—	(7,326)
Foreign currency exchange contracts	(4,257)	(294,440)	—	(298,697)
Interest rate contracts	—	(123,777)	—	(123,777)
Equity contracts	(140,133)	(347,336)	—	(487,469)
Total	$(43,060)	$(175,651)	—	$(218,711)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$113,726	—	—	$113,726
Foreign currency at value	401,666	—	—	401,666
Cash pledged for centrally cleared swaps	50,000	—	—	50,000
Liabilities:
Cash received as collateral for swaps	—	$(800,000)	—	(800,000)
Collateral on securities loaned at value	—	(383,695)	—	(383,695)
Bank overdraft	—	(192,797)	—	(192,797)
Total	$565,392	$(1,376,492)	—	$(811,100)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2012	$569,167	$1,502,772	$1,146,526	—	$3,218,465
Transfers into Level 3[2]	—	—	—	—	—
Transfers out of Level 3[2]	—	—	—	—	—
Other[3]	(280,772)	—	—	$280,772	—
Accrued discounts/premiums	—	49	1,630	—	1,679
Net realized gain (loss)	—	—	441	—	441
Net change in unrealized appreciation/depreciation[4]	33,561	(26,738)	6,038	$24,765	37,626
Purchases	185,386	1,033,587	306,108	—	1,525,081
Sales	—	—	(31,219)	—	(31,219)
Closing Balance, as of June 30, 2013	$507,342	$2,509,670	$1,429,524	$305,537	$4,752,073

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $37,626.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	55

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.3%
Delphi Automotive PLC (a)	1,301	$65,948
The Goodyear Tire & Rubber Co. (a)	5,315	81,266

		147,214
Automobiles — 1.2%
General Motors Co. (a)	16,376	545,485
Biotechnology — 0.1%
Elan Corp. PLC — ADR (a)	2,861	40,455
Ironwood Pharmaceuticals, Inc. (a)	1,084	10,786

		51,241
Capital Markets — 1.5%
American Capital Ltd. (a)	50,475	639,518
Chemicals — 0.3%
ADA-ES, Inc. (a)	330	13,900
Huntsman Corp.	6,676	110,555

		124,455
Commercial Banks — 0.3%
CIT Group, Inc. (a)	2,988	139,330
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc. (a)	5,362	33,781
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	14,935	—
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Corp. (a)	9,352	128,122
Travelport Worldwide Ltd. (a)	220,926	171,659

		299,781
Household Durables — 0.1%
MDC Holdings, Inc.	434	14,109
Meritage Homes Corp. (a)	434	18,818
PulteGroup, Inc. (a)	867	16,447

		49,374
Insurance — 0.6%
American International Group, Inc. (a)	5,708	255,148
Media — 0.3%
Cablevision Systems Corp., Class A	6,512	109,532
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd. (a)	33,259	101,197
Ainsworth Lumber Co. Ltd. (a)	22,274	67,499
Ainsworth Lumber Co. Ltd. (a)(b)	15,671	47,682
NewPage Corp. (a)	528	47,520

		263,898
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Ltd. (a)	648	8,780
Software — 0.0%
Bankruptcy Management Solutions, Inc. (a)	117	—
Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (a)	2,900	54,491
Wireless Telecommunication Services — 0.6%
Crown Castle International Corp. (a)	1,671	120,964
SBA Communications Corp., Class A (a)	1,671	123,855

		244,819
Total Common Stocks — 6.8%		2,966,847

Corporate Bonds	Par (000)		Value
Advertising — 0.2%
Affinion Group, Inc., 7.88%, 12/15/18	USD	56	$42,280
Checkout Holding Corp., 10.60%, 11/15/15 (b)(c)		82	64,165

			106,445
Aerospace & Defense — 0.8%
Bombardier, Inc., 4.25%, 1/15/16 (b)		85	86,913
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		5	5,344
7.13%, 3/15/21		80	86,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		84	89,880
Sequa Corp., 7.00%, 12/15/17 (b)		80	79,200

			347,337
Airlines — 1.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		92	97,653
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		120	121,200
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		35	38,086
National Air Cargo Group, Inc.:
12.38%, 8/16/15		67	67,524
12.38%, 8/16/15		68	68,411
U.S. Airways Pass-Through Trust, Series 2012-2, Class B, 6.75%, 12/03/22		45	46,800
US Airways Group, Inc., 6.13%, 6/01/18		55	51,975

			491,649
Auto Components — 0.5%
Delphi Corp., 6.13%, 5/15/21		5	5,450
Icahn Enterprises LP, 4.00%, 8/15/13 (b)(d)(e)		50	50,075
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		85	93,075
Titan International, Inc., 7.88%, 10/01/17 (b)		55	57,750

			206,350
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		6	6,825
Building Products — 0.9%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)		68	65,790
Building Materials Corp. of America:
7.00%, 2/15/20 (b)		60	63,900
6.75%, 5/01/21 (b)		25	26,563
Interline Brands, Inc., 7.50%, 11/15/18		50	52,500
The Ryland Group, Inc., 6.63%, 5/01/20		80	84,000
USG Corp., 9.75%, 1/15/18		90	102,150

			394,903
Capital Markets — 0.2%
E*Trade Financial Corp.:
1.83%, 8/31/19 (b)(c)(d)		37	45,487
Series A, 1.83%, 8/31/19 (c)(d)		1	1,229
GETCO Financing Escrow LLC, 8.25%, 6/15/18		27	25,515

			72,231
Chemicals — 2.6%
Ashland, Inc., 3.88%, 4/15/18 (b)		55	54,450
Axiall Corp., 4.88%, 5/15/23 (b)		14	13,300
Celanese U.S. Holdings LLC, 5.88%, 6/15/21		42	44,520
Eagle Spinco, Inc., 4.63%, 2/15/21 (b)		50	48,000
Huntsman International LLC:
8.63%, 3/15/20		5	5,438

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
4.88%, 11/15/20	USD	55	$54,313
8.63%, 3/15/21		65	71,337
INEOS Finance PLC:
8.38%, 2/15/19 (b)		100	109,250
7.50%, 5/01/20 (b)		75	79,687
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19		25	25,250
Momentive Performance Materials, Inc., 8.88%, 10/15/20		60	62,700
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		15	14,925
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		45	44,887
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)		200	216,500
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)		29	28,420
PolyOne Corp., 7.38%, 9/15/20		40	43,200
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		102	102,510
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		70	66,850
Tronox Finance LLC, 6.38%, 8/15/20 (b)		39	36,757

			1,122,294
Commercial Banks — 0.6%
CIT Group, Inc.:
5.25%, 3/15/18		100	102,750
6.63%, 4/01/18 (b)		20	21,600
5.50%, 2/15/19 (b)		114	117,705

			242,055
Commercial Services & Supplies — 4.5%
ACCO Brands Corp., 6.75%, 4/30/20		7	7,044
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)		33	33,660
ARAMARK Corp., 5.75%, 3/15/20 (b)		84	85,890
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		90	94,784
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		3	3,210
Casella Waste Systems, Inc., 7.75%, 2/15/19		8	7,600
Ceridian Corp.:
11.25%, 11/15/15		20	20,275
8.88%, 7/15/19 (b)		190	211,137
11.00%, 3/15/21 (b)		190	209,950
Covanta Holding Corp., 6.38%, 10/01/22		45	45,477
HD Supply, Inc.:
8.13%, 4/15/19		185	202,575
11.00%, 4/15/20		283	329,695
7.50%, 7/15/20 (b)		267	270,337
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(f)		55	56,100
International Lease Finance Corp., 8.63%, 9/15/15		30	32,850
Laureate Education, Inc., 9.25%, 9/01/19 (b)		140	149,800
Mobile Mini, Inc., 7.88%, 12/01/20		50	53,750
Tervita Corp., 8.00%, 11/15/18 (b)		63	63,315
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		11	12,183
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)		75	77,625

			1,967,257

Corporate Bonds	Par (000)		Value
Communications Equipment — 0.1%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28	USD	10	$7,500
6.45%, 3/15/29		32	24,240

			31,740
Computers & Peripherals — 0.3%
EMC Corp., Series B, 1.75%, 12/01/13 (d)		36	53,190
SanDisk Corp., 1.50%, 8/15/17 (d)		50	66,656

			119,846
Construction & Engineering — 0.5%
Aguila 3 SA, 7.88%, 1/31/18 (b)		150	154,500
Texas Industries, Inc., 9.25%, 8/15/20		40	43,100
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)		26	25,545

			223,145
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.:
9.13%, 10/15/20 (b)		200	212,250
7.00%, 11/15/20 (b)		200	192,750
4.88%, 11/15/22 (b)(g)		400	374,000
Berry Plastics Corp., 9.75%, 1/15/21		25	28,250
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		12	12,720
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (b)		19	17,907
Graphic Packaging International, Inc.:
7.88%, 10/01/18		40	43,200
4.75%, 4/15/21		39	37,733
Sealed Air Corp., 6.50%, 12/01/20 (b)		40	42,200
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		40	42,500

			1,003,510
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		15	15,525
Diversified Consumer Services — 0.1%
Service Corp. International, 5.38%, 1/15/22 (b)		10	9,975
ServiceMaster Co., 8.00%, 2/15/20		55	54,863

			64,838
Diversified Financial Services — 4.6%
Air Lease Corp., 4.50%, 1/15/16		90	90,450
Ally Financial, Inc.:
8.00%, 11/01/31 (g)		391	470,177
8.00%, 11/01/31		86	102,770
Bank of America Corp.:
8.00%, 12/29/49 (h)		25	27,844
5.20%, 12/29/49 (h)		66	62,040
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		40	40,200
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		35	33,600
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1:
Class B, 6.50%, 5/30/21 (b)		181	184,339
Class A, 5.13%, 11/30/24 (b)		194	193,936
General Motors Financial Co., Inc.:
6.75%, 6/01/18		30	32,625
4.25%, 5/15/23 (b)		54	50,287
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18 (g)		440	462,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	57

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)	USD	200	$194,000
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)		51	51,127

			1,995,395
Diversified Telecommunication Services — 3.9%
Avaya, Inc.:
7.00%, 4/01/19 (b)		45	40,613
10.50%, 3/01/21 (b)		82	62,115
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		83	82,087
CenturyLink, Inc., 5.63%, 4/01/20		100	101,000
CommScope Holding Co., Inc., 6.63%, 6/01/20 (b)(f)		80	76,400
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		65	73,450
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (b)		217	203,980
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		160	161,200
Level 3 Communications, Inc.:
6.50%, 10/01/16 (d)		55	75,041
8.88%, 6/01/19 (b)		55	57,200
Level 3 Financing, Inc.:
8.13%, 7/01/19		217	227,850
7.00%, 6/01/20 (b)		73	72,817
8.63%, 7/15/20		80	85,200
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(b)(d)(i)		163	82
Sprint Capital Corp., 6.88%, 11/15/28		188	180,480
TW Telecom Holdings, Inc., 5.38%, 10/01/22		55	54,587
Windstream Corp.:
7.88%, 11/01/17		70	76,825
7.75%, 10/15/20		28	28,980
6.38%, 8/01/23 (b)		38	35,530

			1,695,437
Electric Utilities — 3.0%
DPL, Inc.:
6.50%, 10/15/16		20	20,900
7.25%, 10/15/21		60	62,100
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		55	55,825
11.25%, 12/01/18 (b)		124	105,018
10.00%, 12/01/20 (g)		850	930,750
10.00%, 12/01/20 (b)		60	65,550
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (b)		84	64,718

			1,304,861
Electrical Equipment — 0.2%
General Cable Corp., 5.75%, 10/01/22 (b)		90	89,100
Electronic Equipment, Instruments & Components — 0.2%
Belden, Inc., 5.50%, 9/01/22 (b)		70	68,775
Energy Equipment & Services — 1.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		81	84,037
Cie Generale de Geophysique — Veritas, 6.50%, 6/01/21		80	80,800
Gulfmark Offshore, Inc., 6.38%, 3/15/22		25	24,813
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		55	55,275
Key Energy Services, Inc., 6.75%, 3/01/21		30	28,800
Oil States International, Inc.:
6.50%, 6/01/19		130	134,550
5.13%, 1/15/23 (b)		23	24,093
Pacific Drilling SA, 5.38%, 6/01/20 (b)		67	62,645

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)	USD	110	$119,625
Seadrill Ltd., 5.63%, 9/15/17 (b)		210	206,850

			821,488
Food & Staples Retailing — 0.3%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)		67	63,985
Rite Aid Corp.:
9.25%, 3/15/20		45	49,669
6.75%, 6/15/21 (b)		39	38,317

			151,971
Food Products — 0.3%
Del Monte Corp., 7.63%, 2/15/19		6	6,165
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 5/01/14		20	21,100
Post Holdings, Inc., 7.38%, 2/15/22		80	85,600

			112,865
Health Care Equipment & Supplies — 1.1%
Alere, Inc., 6.50%, 6/15/20 (b)		4	3,880
Biomet, Inc.:
6.50%, 8/01/20 (b)		90	92,756
6.50%, 10/01/20 (b)		217	216,457
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		34	36,720
9.88%, 4/15/18		55	57,475
Hologic, Inc., 6.25%, 8/01/20 (b)		11	11,406
Kinetic Concepts, Inc./KCI USA, Inc.:
10.50%, 11/01/18		16	17,200
12.50%, 11/01/19		31	31,930

			467,824
Health Care Providers & Services — 4.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		70	74,725
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		56	56,840
8.00%, 11/15/19		13	13,829
7.13%, 7/15/20		43	44,290
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		26	25,935
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		125	138,125
HCA Holdings, Inc., 6.25%, 2/15/21		34	34,680
HCA, Inc.:
7.88%, 2/15/20		20	21,537
6.50%, 2/15/20 (g)		305	329,972
7.25%, 9/15/20		85	91,269
5.88%, 3/15/22		90	92,363
4.75%, 5/01/23		69	66,067
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		63	63,591
INC Research LLC, 11.50%, 7/15/19 (b)		73	78,475
Omnicare, Inc., 7.75%, 6/01/20		170	186,150
Symbion, Inc., 8.00%, 6/15/16		65	67,600
Teleflex, Inc., 6.88%, 6/01/19		55	58,025
Tenet Healthcare Corp.:
6.25%, 11/01/18		226	237,865
6.75%, 2/01/20		60	58,200
4.50%, 4/01/21 (b)		36	33,570
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		90	95,400

			1,868,508

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure — 2.3%
Brunswick Corp., 4.63%, 5/15/21 (b)	USD	43	$41,925
Diamond Resorts Corp., 12.00%, 8/15/18 (g)		230	251,850
Fontainebleau Las Vegas Holdings LLC, 10.25%, 6/15/15 (a)(b)(i)		25	16
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp., 0.00%, 4/01/12 (a)(b)(i)		250	—
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19		5	5,263
5.88%, 3/15/21 (b)		22	21,010
MGM Resorts International:
7.50%, 6/01/16		27	29,430
7.63%, 1/15/17		6	6,555
8.63%, 2/01/19		3	3,390
6.75%, 10/01/20		6	6,210
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)		25	26,256
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		85	90,950
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		91	87,815
Station Casinos LLC, 7.50%, 3/01/21 (b)		198	199,980
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		150	150,000
Travelport LLC/Travelport Holdings, Inc.:
13.88%, 3/01/16 (b)		72	73,364
11.88%, 9/01/16 (b)		7	6,193
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (b)		70	15,665

			1,015,872
Household Durables — 1.9%
Beazer Homes USA, Inc., 6.63%, 4/15/18		70	74,287
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		70	70,525
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		44	43,175
D.R. Horton, Inc., 4.38%, 9/15/22		65	61,750
Jarden Corp., 7.50%, 5/01/17		30	32,887
K Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (b)		118	127,145
9.13%, 11/15/20 (b)		15	16,425
KB Home, 7.50%, 9/15/22		17	18,233
PulteGroup, Inc., 6.38%, 5/15/33		10	9,350
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		200	213,500
Standard Pacific Corp., 8.38%, 1/15/21		110	125,400
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)		50	54,375

			847,052
Household Products — 2.1%
Libbey Glass, Inc., 6.88%, 5/15/20		28	29,295
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		190	207,100
9.88%, 8/15/19		100	107,000
5.75%, 10/15/20		185	186,387
6.88%, 2/15/21		100	105,000
Spectrum Brands Escrow Corp.:
6.38%, 11/15/20 (b)		190	199,025
6.63%, 11/15/22 (b)		10	10,475
Spectrum Brands, Inc., 9.50%, 6/15/18		85	93,075

			937,357
Independent Power Producers & Energy Traders — 0.7%
Calpine Corp., 7.50%, 2/15/21 (b)		19	20,283
Dynegy, Inc., 5.88%, 6/01/23 (b)		50	45,500
GenOn REMA LLC, Series B, 9.24%, 7/02/17		35	35,795

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders (concluded)
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	USD	84	$92,451
NRG Energy, Inc.:
8.25%, 9/01/20		85	91,587
6.63%, 3/15/23 (b)		10	10,000

			295,616
Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		68	68,340
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		34	36,125
MGIC Investment Corp., 2.00%, 4/01/20 (d)		8	9,060
Radian Group, Inc.:
3.00%, 11/15/17		10	12,500
2.25%, 3/01/19 (d)		22	28,064

			154,089
Internet Software & Services — 0.8%
IAC/InterActiveCorp., 4.75%, 12/15/22 (b)		42	39,690
VeriSign, Inc., 4.63%, 5/01/23 (b)		45	43,650
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		140	151,900
10.13%, 7/01/20		120	133,200

			368,440
IT Services — 0.7%
APX Group, Inc.:
6.38%, 12/01/19 (b)		94	89,300
8.75%, 12/01/20 (b)		154	146,685
WEX, Inc., 4.75%, 2/01/23 (b)		56	52,920

			288,905
Life Sciences Tools & Services — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		60	66,300
Machinery — 1.0%
Boart Longyear Management Pty Ltd., 7.00%, 4/01/21 (b)		45	42,413
DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (b)		16	16,720
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (b)		125	125,000
The Manitowoc Co., Inc., 5.88%, 10/15/22		90	90,450
Navistar International Corp., 8.25%, 11/01/21		48	47,160
SPX Corp., 6.88%, 9/01/17		30	32,400
Terex Corp., 6.00%, 5/15/21		80	79,800

			433,943
Media — 5.7%
AMC Networks, Inc.:
7.75%, 7/15/21		80	87,400
4.75%, 12/15/22		41	39,565
Cablevision Systems Corp., 5.88%, 9/15/22		105	101,587
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		55	52,250
5.13%, 2/15/23		100	93,750
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		166	122,010
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		70	65,800
Cinemark USA, Inc., 5.13%, 12/15/22		32	30,880
Clear Channel Communications, Inc.:
9.00%, 12/15/19 (b)		101	97,970
9.00%, 3/01/21		87	82,650

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	59

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 3/15/20	USD	80	$82,800
6.50%, 11/15/22 (b)		95	97,375
6.50%, 11/15/22 (b)(g)		249	256,470
DISH DBS Corp.:
4.25%, 4/01/18 (b)		90	88,200
5.13%, 5/01/20 (b)		106	103,880
5.88%, 7/15/22		96	97,440
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		60	64,800
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		20	21,200
The McClatchy Co., 9.00%, 12/15/22 (b)		50	52,500
MDC Partners, Inc., 6.75%, 4/01/20 (b)		30	29,925
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		75	74,437
Nielsen Finance LLC/Nielsen Finance Co., 11.63%, 2/01/14		26	27,300
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)		32	32,000
Regal Entertainment Group, 5.75%, 2/01/25		17	16,150
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (b)		57	53,580
4.63%, 5/15/23 (b)		28	25,900
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)		60	66,000
Unitymedia Hessen GmbH & Co. KG, 7.50%, 3/15/19		230	242,075
Univision Communications, Inc.:
8.50%, 5/15/21 (b)		47	49,937
6.75%, 9/15/22 (b)		57	59,850
5.13%, 5/15/23 (b)		93	87,885
WMG Acquisition Corp., 11.50%, 10/01/18		84	96,180

			2,499,746
Metals & Mining — 2.6%
ArcelorMittal:
9.50%, 2/15/15		80	87,400
4.25%, 2/25/15		48	48,360
4.25%, 8/05/15		58	58,580
4.25%, 3/01/16		14	14,070
5.00%, 2/25/17		60	60,750
6.13%, 6/01/18		74	76,220
FMG Resources August 2006 Pty Ltd.:
6.38%, 2/01/16 (b)		83	82,397
6.00%, 4/01/17 (b)		59	57,377
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)		50	53,500
Kaiser Aluminum Corp., 8.25%, 6/01/20		45	49,837
New Gold, Inc., 7.00%, 4/15/20 (b)		25	25,250
Novelis, Inc., 8.75%, 12/15/20 (g)		355	380,737
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)		45	47,475
Taseko Mines Ltd., 7.75%, 4/15/19		90	88,875

			1,130,828
Multiline Retail — 0.0%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00%, 2/15/18 (b)(f)		9	9,225
Oil, Gas & Consumable Fuels — 11.4%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		100	101,250
4.88%, 5/15/23		75	69,563
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (d)		108	97,740

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Alpha Natural Resources, Inc., 6.25%, 6/01/21	USD	31	$24,645
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21		32	31,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23 (b)		56	53,200
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (b)		124	128,960
7.50%, 4/01/20 (b)		16	15,680
Bonanza Creek Energy, Inc., 6.75%, 4/15/21 (b)		15	15,113
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		59	58,410
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		50	53,500
7.50%, 9/15/20		74	76,960
Chaparral Energy, Inc., 7.63%, 11/15/22		40	40,800
Chesapeake Energy Corp.:
7.25%, 12/15/18		35	39,025
6.63%, 8/15/20		85	91,375
6.88%, 11/15/20		30	32,550
6.13%, 2/15/21		44	46,200
5.75%, 3/15/23		107	108,337
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		77	78,155
Concho Resources, Inc.:
6.50%, 1/15/22		67	70,853
5.50%, 10/01/22		63	62,370
5.50%, 4/01/23		12	11,820
CONSOL Energy, Inc., 8.25%, 4/01/20		20	20,950
Continental Resources, Inc.:
7.13%, 4/01/21		60	66,000
5.00%, 9/15/22		12	12,210
4.50%, 4/15/23 (b)		21	20,423
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		30	31,800
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		57	55,860
Denbury Resources, Inc., 4.63%, 7/15/23		103	95,017
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (b)		50	49,875
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		100	109,750
7.75%, 6/15/19		85	87,550
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		40	45,200
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		90	96,300
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		96	99,600
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21 (b)		9	8,775
Halcon Resources Corp., 8.88%, 5/15/21 (b)		72	69,840
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (b)		49	51,940
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		25	25,187
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		84	91,140
Laredo Petroleum, Inc.:
9.50%, 2/15/19		70	77,000
7.38%, 5/01/22		20	21,000
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)		25	24,063
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (b)		20	19,050
8.63%, 4/15/20		39	40,950
7.75%, 2/01/21		20	20,050

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22	USD	95	$97,850
5.50%, 2/15/23		26	25,610
4.50%, 7/15/23		55	50,325
MEG Energy Corp.:
6.50%, 3/15/21 (b)		210	208,163
6.38%, 1/30/23 (b)		39	37,830
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21 (b)		32	31,520
Newfield Exploration Co.:
6.88%, 2/01/20		25	25,750
5.63%, 7/01/24		18	17,460
Northern Oil and Gas, Inc., 8.00%, 6/01/20		60	60,600
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	41,700
6.50%, 11/01/21		50	51,250
6.88%, 1/15/23		40	41,200
Offshore Group Investment Ltd., 7.13%, 4/01/23 (b)		72	70,740
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		35	36,663
Peabody Energy Corp.:
6.00%, 11/15/18		49	49,123
6.25%, 11/15/21		50	48,250
7.88%, 11/01/26		85	85,850
4.75%, 12/15/66 (d)		73	50,689
Penn Virginia Corp., 8.50%, 5/01/20 (b)		31	30,070
Precision Drilling Corp.:
6.63%, 11/15/20		15	15,225
6.50%, 12/15/21		4	4,050
QEP Resources, Inc.:
6.88%, 3/01/21		65	70,037
5.38%, 10/01/22		56	55,440
5.25%, 5/01/23		30	29,250
Range Resources Corp.:
6.75%, 8/01/20		21	22,523
5.75%, 6/01/21		10	10,300
5.00%, 8/15/22		44	43,010
5.00%, 3/15/23		29	28,347
Regency Energy Partners LP/Regency Energy Finance Corp.:
6.88%, 12/01/18		28	29,470
4.50%, 11/01/23 (b)		65	58,825
Rosetta Resources, Inc., 5.63%, 5/01/21		45	43,931
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (b)		177	171,690
5.63%, 4/15/23 (b)		100	94,500
Sabine Pass LNG LP:
7.50%, 11/30/16		200	215,250
6.50%, 11/01/20 (b)		45	45,450
SandRidge Energy, Inc.:
8.75%, 1/15/20		8	8,160
7.50%, 2/15/23		61	57,950
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		15	14,925
SM Energy Co.:
6.63%, 2/15/19		25	26,187
6.50%, 11/15/21		50	52,500
6.50%, 1/01/23		20	21,000
5.00%, 1/15/24 (b)		64	61,120
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		37	37,555
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)		21	20,685

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20	USD	50	$51,250
Western Refining, Inc., 6.25%, 4/01/21 (b)		28	27,370
Whiting Petroleum Corp., 6.50%, 10/01/18		30	31,725

			4,956,004
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		90	95,400
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		100	106,500
Clearwater Paper Corp.:
7.13%, 11/01/18		60	64,200
4.50%, 2/01/23 (b)		38	36,100
NewPage Corp., 11.38%, 12/31/14 (a)(i)		122	—
PH Glatfelter Co., 5.38%, 10/15/20		40	39,600
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		25	24,250
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		45	45,900

			411,950
Pharmaceuticals — 1.4%
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)		33	33,247
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		40	41,800
Omnicare, Inc., 3.75%, 4/01/42 (d)		48	59,580
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (b)		70	71,750
Valeant Pharmaceuticals International:
6.88%, 12/01/18 (b)		104	106,600
6.38%, 10/15/20 (b)		50	49,437
7.25%, 7/15/22 (b)		20	20,300
VPII Escrow Corp., 6.75%, 8/15/18 (b)		222	227,550

			610,264
Real Estate Investment Trusts (REITs) — 0.3%
Felcor Lodging LP:
6.75%, 6/01/19		31	32,395
5.63%, 3/01/23		29	28,203
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(d)		20	27,125
iStar Financial, Inc., 4.88%, 7/01/18		44	41,360

			129,083
Real Estate Management & Development — 1.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)		38	38,380
Realogy Group LLC:
7.88%, 2/15/19 (b)(g)		355	374,525
7.63%, 1/15/20 (b)		20	21,650
9.00%, 1/15/20 (b)		65	72,475
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		115	112,413
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		45	42,750
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(i)		15	—

			662,193
Road & Rail — 0.6%
The Hertz Corp.:
4.25%, 4/01/18 (b)		30	29,250
7.50%, 10/15/18		85	91,163
6.75%, 4/15/19		10	10,575
7.38%, 1/15/21		80	86,600

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	61

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail (concluded)
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)	USD	24	$23,880

			241,468
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		24	23,340
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (b)		85	83,300
5.75%, 2/15/21 (b)		200	202,500
Spansion LLC, 7.88%, 11/15/17		90	91,800

			400,940
Software — 4.6%
Epicor Software Corp., 8.63%, 5/01/19		100	102,500
First Data Corp.:
7.38%, 6/15/19 (b)		233	239,407
6.75%, 11/01/20 (b)		167	169,923
11.25%, 1/15/21 (b)		5	4,988
10.63%, 6/15/21 (b)		98	96,775
11.75%, 8/15/21 (b)		65	58,500
IMS Health, Inc., 12.50%, 3/01/18 (b)(g)		325	377,813
Infor US, Inc., 9.38%, 4/01/19		220	238,425
Interactive Data Corp., 10.25%, 8/01/18 (g)		250	276,875
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (b)		27	27,540
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		120	117,300
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		111	118,770
SunGard Data Systems, Inc.:
7.38%, 11/15/18		87	91,785
6.63%, 11/01/19 (b)		90	90,450

			2,011,051
Specialty Retail — 1.7%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		70	77,525
Claire’s Stores, Inc.:
9.00%, 3/15/19 (b)		59	64,900
7.75%, 6/01/20 (b)		77	74,497
CST Brands, Inc., 5.00%, 5/01/23 (b)		31	30,225
J. Crew Group, Inc., 8.13%, 3/01/19		35	36,750
Michaels Stores, Inc., 7.75%, 11/01/18		35	37,450
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(f)		28	28,700
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		137	146,933
Penske Automotive Group, Inc., 5.75%, 10/01/22		64	65,280
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		10	10,725
5.75%, 6/01/22		30	30,450
Sonic Automotive, Inc., 5.00%, 5/15/23 (b)		13	12,610
United Rentals North America, Inc., 8.25%, 2/01/21		117	128,115

			744,160
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		20	21,700
PVH Corp., 7.38%, 5/15/20		15	16,275
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (b)		59	57,820

			95,795
Trading Companies & Distributors — 1.2%
Aircastle Ltd.:
6.75%, 4/15/17		55	57,750
6.25%, 12/01/19		38	39,473

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors (concluded)
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)	USD	75	$73,687
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		90	93,825
H&E Equipment Services, Inc., 7.00%, 9/01/22		79	82,357
United Rentals North America, Inc.:
5.75%, 7/15/18		65	68,250
7.38%, 5/15/20		40	42,700
7.63%, 4/15/22		55	59,537

			517,579
Wireless Telecommunication Services — 3.1%
Cricket Communications, Inc., 7.75%, 10/15/20		91	87,360
Crown Castle International Corp., 5.25%, 1/15/23		125	120,000
Digicel Group Ltd., 8.25%, 9/30/20 (b)		240	248,400
Digicel Ltd., 6.00%, 4/15/21 (b)(g)		400	378,000
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		72	69,120
MetroPCS Wireless, Inc., 6.63%, 11/15/20		75	77,813
NII Capital Corp., 7.63%, 4/01/21		57	44,317
Sprint Nextel Corp.:
9.00%, 11/15/18 (b)		100	117,000
7.00%, 3/01/20 (b)		185	199,800

			1,341,810
Total Corporate Bonds — 80.6%			35,161,844

Floating Rate Loan Interests (e)
Aerospace & Defense — 0.2%
Sequa Corp., Initial Term Loan, 1.25%-5.25%, 6/19/17		99	99,013
Airlines — 0.4%
AWAS Finance Luxembourg S.A. (FKA AWAS Finance Luxembourg S.à.r.l.), Loan, 0.75%-3.50%, 6/10/16		35	34,486
Genesee & Wyoming, Inc., 2.19%, 10/02/17		46	45,937
Northwest Airlines, Inc.:
Term Loan, 2.30%, 3/10/17		37	34,194
Term Loan, 2.30%, 3/10/17		20	18,100
Term Loan, 1.68%, 9/10/18		17	15,415
Term Loan, 1.68%, 9/10/18		17	14,603

			162,735
Auto Components — 0.6%
Federal-Mogul Corp.:
Tranche B Term Loan, 0.20%-2.14%, 12/29/14		190	181,041
Tranche C Term Loan, 0.20%-2.14%, 12/28/15		83	79,550

			260,591
Building Products — 0.3%
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 1.25%-4.50%, 1/21/19		123	123,366
Capital Markets — 0.5%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 1.25%-5.50%, 8/22/16		166	166,277
KCG Holdings, Inc., Term B Loan, 5.75%, 12/05/17		60	59,025

			225,302

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests(e)	Par (000)		Value
Chemicals — 0.6%
Ascend Performance Materials Operations LLC, Term B Loan, 1.25%-6.75%, 4/10/18	USD	193	$191,721
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Term B Loan, 1.25%-4.75%, 2/01/20		10	9,966
Macdermid, Inc., Term C Loan, 7.75%, 12/07/20		10	10,088
Oxea S.à.r.l., Term Loan, 7.25%, 6/05/20		35	34,825

			246,600
Commercial Services & Supplies — 0.5%
Coinmach Service Corp., Term Loan B, 4.25%, 11/14/19		40	39,775
HD Supply, Inc., Term Loan, 1.25%-4.50%, 10/12/17		158	157,672
TWCC Holding Corp., Term Loan, 7.00%, 12/11/20		35	35,175

			232,622
Communications Equipment — 0.7%
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 1.00%-7.50%, 1/30/19	EUR	45	58,329
U.S. Term Loan, 1.00%-7.25%, 1/30/19	USD	264	265,763

			324,092
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 1.25%-5.50%, 8/31/19		45	44,775
Diversified Financial Services — 0.1%
Nuveen Investments, Inc., Tranche B First-Lien Term Loan, 0.20%-4.20%, 5/13/17		24	23,403
Diversified Telecommunication Services — 0.1%
Avaya, Inc., Term B-5 Loan, 1.25%-8.00%, 3/31/18		7	6,868
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 1.50%-4.75%, 8/01/19		15	14,986

			21,854
Energy Equipment & Services — 0.5%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Loan, 1.25%-5.75%, 3/28/19		60	60,000
Vantage Drilling Co., Term Loan, 6.25%, 10/25/17		149	148,135

			208,135
Food & Staples Retailing — 0.0%
Rite Aid Corp., Term Loan, 5.75%, 8/21/20		20	20,250
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), 1.25%-5.75%, 7/10/17		40	40,008
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb, Inc., New Parent Term Loan, 1.00%-4.00%, 5/18/19		64	64,180
Health Care Providers & Services — 0.2%
LHP Operations Co. LLC, Term Loan, 1.50%-9.00%, 7/03/18		45	45,332
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 1.25% - 4.50%, 6/06/19		59	59,142

			104,474
Hotels, Restaurants & Leisure — 3.0%
Harrah’s Las Vegas Propco LLC, Senior Loan, 0.20%-3.70%, 2/13/14		1,148	1,059,697

Floating Rate Loan Interests(e)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 1.00%-3.50%, 12/20/19	USD	39	$39,093
Station Casinos LLC, B Term Loan, 1.00%-5.00%, 3/02/20		105	104,407
Travelport LLC (FKA Travelport, Inc.), Tranche 2 Loan, 8.38%, 12/01/16		86	85,610

			1,288,807
Insurance — 0.1%
Alliant Holdings I, Inc., Initial Term Loan, 1.25%-5.00%, 12/20/19		60	59,551
Internet Software & Services — 0.6%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 1.00%-4.50%, 7/02/19		248	247,567
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Initial Term Loan, 1.25%-7.25%, 12/14/18		35	34,999
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 1.00%-4.25%, 12/05/18		54	54,099

			89,098
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 1.00%-4.00%, 12/13/19		15	15,092
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C, 1.00%-4.25%, 1/27/17		25	25,006
Rexnord LLC/RBS Global, Inc., 2013 Term B Loan Refinancing, 1.00%-3.75%, 4/01/18		83	82,633

			122,731
Media — 0.7%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Original Term Loan, 1.25%-5.75%, 7/03/14		20	14,650
Clear Channel Communications, Inc.:
Tranche B Term Loan, 0.20%-3.85%, 1/29/16		29	26,180
Tranche C Term Loan, 0.20%-3.85%, 1/29/16		12	11,004
Tranche D Term Loan, 6.95%, 1/30/19		255	231,778
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 1.00%-4.25%, 6/29/18		35	34,503

			318,115
Metals & Mining — 0.5%
Constellium Holdco BV (Constellium France SAS), Term Loan B, 6.00%, 3/25/20		50	50,685
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 1.00%-5.25%, 10/18/17		173	171,852

			222,537
Multiline Retail — 0.3%
JC Penney Co., Inc., Term Loan, 1.00-6.00%, 5/22/18		120	120,085
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Loan, 1.25%-5.75%, 12/02/17		125	126,536
Samson Investment Co., Initial Term Loan (Second Lien), 1.25%-6.00%, 9/25/18		45	44,831

			171,367

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	63

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests(e)	Par (000)		Value
Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 1.25%-6.50%, 12/29/17	USD	45	$44,635
Professional Services — 0.2%
Interactive Data Corp., Refinanced Term Loan, 1.00%-3.75%, 2/11/18		80	79,300
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Loan, 1.00%-4.50%, 10/15/17		56	55,954
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Synthetic Commitment, 0.05%-4.40%, 3/05/20		60	59,865
Initial Term B Loan, 1.00%-4.50%, 10/10/16		13	12,593

			72,458
Software — 0.5%
First Data Corp., 2018 Dollar Term Loan, 0.20%-4.20%, 3/23/18		125	121,719
Kronos, Inc., Initial Term Loan (Second Lien), 1.25%-9.75%, 4/23/20		90	92,250

			213,969
Wireless Telecommunication Services — 0.9%
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15 (e)(f)		399	403,532
Total Floating Rate Loan Interests — 13.1%			5,711,106

Other Interests (a)(j)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)		150	750
Lear Corp., Escrow (a)		100	500

			1,250
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(i)		110	26,813
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(i)		30	7,313

			34,126

Other Interests	Beneficial Interest (000)			Value
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units (acquired 4/03/06, cost $48,824) (a)(k)	USD	—	(l)	$62,400
Total Other Interests — 0.2%				97,776

Preferred Securities

Preferred Stocks	Shares
Auto Components — 1.4%
Dana Holding Corp., 4.00% (b)		4		601,716

Trust Preferreds
Diversified Financial Services — 1.6%
GMAC Capital Trust I, 8.13%, 2/15/40 (e)		26		676,258
Total Preferred Securities — 3.0%				1,277,974

Warrants (m)
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)(a)		78		—
Total Long-Term Investments (Cost — $45,139,805) — 103.7%				45,215,547

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (n)(o)		2,974,042		2,974,042
Total Short-Term Securities (Cost — $2,974,042) — 6.8%				2,974,042
Total Investments (Cost — $48,113,847)				48,189,589
Liabilities in Excess of Other Assets — (10.5)%				(4,563,067)

Net Assets — 100.0%				$43,626,522

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Convertible security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	All, or a portion of securities with an aggregate market value of $4,863,169 have been pledged for open reverse repurchase agreements.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Restricted security as to resale. As of report date, the Fund held 0.14% of its net assets, with a current market value of $62,400 and original cost of $48,824 in this security.

(l)	Amount is less than $500.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are sub- ject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	946,191	2,027,851	2,974,042	$177

(o)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	$422,000	$422,136
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	333,000	333,107
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	311,000	311,100
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	337,000	337,109
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	368,000	368,119
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	225,000	225,073
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	251,000	251,081
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	231,000	231,074
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	334,000	334,108
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	809,000	809,261
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	417,000	417,134
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	365,000	365,118
Total				$4,403,000	$4,404,420

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized (Depreciation)
(32)	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	$(2,558,880)	$(3,241)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	23,513	CAD	24,000	Barclays Bank PLC	7/17/13	$703
USD	84,847	EUR	65,000	Barclays Bank PLC	7/23/13	232
Total						$935

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	65

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC+	USD	47	$4,348
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC+	USD	13	669
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	63	(3,825)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	53	(271)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	19	133
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	19	132
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	13	(221)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC+	USD	8	(225)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC+	USD	97	(1,902)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC+	USD	70	(1,627)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC+	USD	35	(522)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC+	USD	41	(1,456)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC+	USD	36	(2,555)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC+	USD	24	(1,265)
Smithfield Foods, Inc.	5.00%	Credit Suisse International	6/20/18	BB	USD	28	(1,100)
Total							$(9,687)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1] :
Common Stocks	$2,713,725	$219,341	$33,781	$2,966,847
Corporate Bonds	—	34,875,827	286,017	35,161,844
Floating Rate Loan Interests	—	4,996,968	714,138	5,711,106
Other Interests	—	34,126	63,650	97,776
Preferred Securities	1,277,974	—	—	1,277,974
Warrants	—	—	—	—
Short-Term Securities	2,974,042	—	—	2,974,042

Total	$6,965,741	$40,126,262	$1,097,586	$48,189,589

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$5,282	—	$5,282
Foreign currency exchange contracts	—	935	—	935
Liabilities:
Credit contracts	—	(14,969)	—	(14,969)
Equity contracts	$(3,241)	—	—	(3,241)

Total	$(3,241)	$(8,752)	—	$(11,993)

[2]    Derivative financial instruments are foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$9,425	—	—	$9,425
Cash pledged for financial futures contracts	130,000	—	—	130,000
Liabilities:
Reverse repurchase agreements	—	$(4,404,420)	—	(4,404,420)
Bank overdraft	—	(280,333)	—	(280,333)

Total	$139,425	$(4,684,753)	—	$(4,545,328)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	67

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$36,023	$449,482	$1,039,097	$71,806	$1,596,408
Transfers into Level 3[1]	55	55,293	134,961	—	190,309
Transfers out of Level 3[1]	—	(78,375)	(327,788)	—	(406,163)
Accrued discounts/premiums	—	—	881	—	881
Net realized gain (loss)	(50,130)	—	(7,064)	—	(57,194)
Net change in unrealized appreciation/depreciation[2]	87,409	(76,549)	66,768	(8,156)	69,472
Purchases	—	134,463	130,782	—	265,245
Sales	(39,576)	(198,297)	(323,499)	—	(561,372)
Closing Balance, as of June 30, 2013	$33,781	$286,017	$714,138	$63,650	$1,097,586

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $(19,735).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
The Boeing Co.	17,400	$1,782,456
Airlines — 2.1%
United Continental Holdings, Inc. (a)	107,517	3,364,207
Auto Components — 1.2%
TRW Automotive Holdings Corp. (a)	29,925	1,988,217
Biotechnology — 2.4%
Amgen, Inc.	15,300	1,509,498
Biogen Idec, Inc. (a)	4,100	882,320
Celgene Corp. (a)	7,700	900,207
Gilead Sciences, Inc. (a)	7,500	384,075
Quintiles Transnational Holdings, Inc. (a)	2,100	89,376

		3,765,476
Capital Markets — 1.5%
The Goldman Sachs Group, Inc.	15,939	2,410,774
Chemicals — 0.3%
Cabot Corp.	14,049	525,714
Commercial Banks — 4.1%
Regions Financial Corp.	55,375	527,724
SunTrust Banks, Inc.	59,900	1,891,043
U.S. Bancorp	114,975	4,156,346

		6,575,113
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	31,650	1,042,867
Communications Equipment — 0.3%
Brocade Communications Systems, Inc. (a)	79,000	455,040
Computers & Peripherals — 3.5%
Apple, Inc.	7,400	2,930,992
EMC Corp.	108,400	2,560,408

		5,491,400
Construction & Engineering — 1.0%
KBR, Inc.	47,900	1,556,750
Consumer Finance — 2.4%
Discover Financial Services	78,600	3,744,504
Containers & Packaging — 1.1%
Packaging Corp. of America	35,441	1,735,191
Diversified Financial Services — 9.6%
Bank of America Corp.	374,000	4,809,640
Citigroup, Inc.	101,293	4,859,025
JPMorgan Chase & Co.	104,365	5,509,428

		15,178,093
Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc. (a)	29,800	1,001,280
TE Connectivity Ltd.	9,100	414,414

		1,415,694
Energy Equipment & Services — 0.7%
Oceaneering International, Inc.	15,450	1,115,490
Food & Staples Retailing — 3.8%
CVS Caremark Corp.	73,875	4,224,173
Wal-Mart Stores, Inc.	23,325	1,737,479

		5,961,652
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	39,500	1,377,760
Health Care Providers & Services — 1.4%
McKesson Corp.	20,100	2,301,450
Industrial Conglomerates — 3.4%
3M Co.	40,425	4,420,474

Common Stocks	Shares	Value
Industrial Conglomerates (concluded)
General Electric Co.	42,925	$995,431

		5,415,905
Insurance — 5.0%
American International Group, Inc. (a)	87,100	3,893,370
The Chubb Corp.	20,250	1,714,163
The Travelers Cos., Inc.	28,500	2,277,720

		7,885,253
Internet Software & Services — 4.0%
Google, Inc., Class A (a)	7,135	6,281,440
IT Services — 5.3%
Alliance Data Systems Corp. (a)	4,500	814,635
International Business Machines Corp.	7,100	1,356,881
Mastercard, Inc., Class A	7,450	4,280,025
Teradata Corp. (a)	38,700	1,943,901

		8,395,442
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	45,000	1,924,200
Machinery — 1.6%
Ingersoll-Rand PLC	39,500	2,193,040
WABCO Holdings, Inc. (a)	5,400	403,326

		2,596,366
Media — 5.0%
Comcast Corp., Class A	87,000	3,643,560
News Corp., Class A	130,674	4,259,972

		7,903,532
Multiline Retail — 1.4%
Dillard’s, Inc., Class A	15,191	1,245,206
Macy’s, Inc.	4,199	201,552
Nordstrom, Inc.	12,575	753,745

		2,200,503
Oil, Gas & Consumable Fuels — 10.2%
Chevron Corp.	28,800	3,408,192
Exxon Mobil Corp.	38,550	3,482,993
Marathon Oil Corp.	55,575	1,921,783
Marathon Petroleum Corp.	37,648	2,675,267
PBF Energy, Inc.	39,164	1,014,348
Suncor Energy, Inc.	94,460	2,785,625
Tesoro Corp.	17,118	895,614

		16,183,822
Paper & Forest Products — 1.4%
Domtar Corp.	4,600	305,900
International Paper Co.	42,200	1,869,882

		2,175,782
Pharmaceuticals — 8.6%
AbbVie, Inc.	37,600	1,554,384
Eli Lilly & Co.	28,225	1,386,412
Johnson & Johnson	7,400	635,364
Merck & Co., Inc.	104,400	4,849,380
Pfizer, Inc.	183,450	5,138,435

		13,563,975
Semiconductors & Semiconductor Equipment — 1.7%
Applied Materials, Inc.	123,120	1,835,719
Teradyne, Inc. (a)(b)	50,500	887,285

		2,723,004
Software — 5.7%
Activision Blizzard, Inc.	83,200	1,186,432

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	69

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
CA, Inc.	23,825	$682,110
Microsoft Corp.	111,400	3,846,642
Oracle Corp.	90,600	2,783,232
Symantec Corp.	23,900	537,033

		9,035,449
Specialty Retail — 4.2%
Lowe’s Cos., Inc.	90,300	3,693,270
Ross Stores, Inc.	44,900	2,909,969

		6,603,239
Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	23,162	1,474,956
Tobacco — 0.7%
Philip Morris International, Inc.	12,550	1,087,081
Total Long-Term Investments (Cost — $131,122,384) — 99.3%		157,237,797

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	1,195,854	$1,195,854

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	$900	899,910
Total Short-Term Securities (Cost — $2,095,764) — 1.3%		2,095,764
Total Investments (Cost — $133,218,148) — 100.6%		159,333,561
Liabilities in Excess of Other Assets — (0.6)%		(971,969)

Net Assets — 100.0%		$158,361,592

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,847,977	(652,123)	1,195,854	$665
BlackRock Liquidity Series LLC, Money Market Series	$804,075	$95,835	$899,910	$768

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$157,237,797	—	—	$157,237,797
Short-Term Securities	1,195,854	$899,910	—	2,095,764
Total	$158,433,651	$899,910	—	$159,333,561

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $899,910 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	71

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 1.3%
JPMorgan Chase Bank N.A., 0.22%, 8/30/13	$2,000	$2,000,000
Euro — 0.6%
National Australia Bank Ltd., London, 0.29%, 10/21/13 (a)	1,000	1,000,000
Yankee (b) — 23.0%
Bank of Montreal, Chicago, 0.41%, 7/17/13 (a)	1,500	1,500,000
Bank of Nova Scotia, Houston:
0.70%, 10/18/13 (a)	1,000	1,001,368
0.33%, 1/02/14 (a)	1,500	1,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.22%, 10/18/13	500	500,000
BNP Paribas S.A., New York, 0.41%, 9/05/13 (a)	2,000	2,000,000
Canadian Imperial Bank of Commerce, New York:
0.31%, 12/02/13 (a)	2,625	2,625,000
0.29%, 1/08/14 (a)	1,000	1,000,000
0.28%, 2/04/14 (a)	1,000	1,000,000
Credit Suisse Group A.G., New York:
0.28%, 9/16/13	1,000	1,000,000
0.29%, 10/10/13	1,500	1,500,000
Deutsche Bank A.G., New York, 0.41%, 8/09/13	3,000	3,000,000
DnB NOR Bank ASA, New York, 0.28%, 7/19/13	1,000	1,000,000
Nordea Bank Finland PLC, New York, 0.28%, 7/17/13	475	474,999
Norinchukin Bank, New York, 0.13%, 7/02/13	6,000	6,000,000
Rabobank Nederland N.V., New York:
0.40%, 10/29/13 (a)	2,000	2,000,000
0.41%, 1/08/14	1,000	1,000,000
Royal Bank of Canada, New York, 0.24%, 1/15/14 (a)	750	750,000
Sumitomo Mitsui Banking Corp., New York:
0.24%, 8/02/13	1,000	1,000,000
0.23%, 8/07/13	2,500	2,500,000
0.23%, 9/06/13	1,000	999,991
Sumitomo Trust & Banking Co. Ltd., New York:
0.24%, 8/01/13	2,000	2,000,000
0.24%, 8/05/13	1,000	1,000,000
UBS AG, Stamford, 0.28%, 9/30/13 (a)	1,000	1,000,000
Total Certificates of Deposit — 24.9%		39,351,358

Commercial Paper
Aspen Funding Corp., 0.24%, 9/03/13 (c)	2,000	1,999,147
Bedford Row Funding Corp., 0.35%, 8/16/13 (c)	1,000	999,553
BNP Paribas Finance, Inc.:
0.23%, 7/11/13 (c)	2,000	1,999,872
0.40%, 9/09/13 (c)	1,300	1,299,002
Caisse centrale Desjardins du Quebec, 0.19%, 8/26/13 (c)	2,000	1,999,409
Cancara Asset Securitisation LLC, 0.16%, 7/24/13 (c)	1,000	999,898
Charta LLC:
0.28%, 7/10/13 (c)	2,000	1,999,860
0.26%, 8/20/13 (c)	2,000	1,999,278
Ciesco LLC, 0.23%, 8/12/13 (c)	900	899,759
Collateralized Commercial Paper Co. LLC, 0.24%, 9/12/13 (c)	3,000	2,998,540
Commonwealth Bank of Australia, 0.32%, 11/14/13 (a)	1,250	1,249,953

Commercial Paper	Par (000)	Value
DnB NOR Bank ASA:
0.27%, 7/30/13 (c)	$1,500	$1,499,674
0.27%, 8/05/13 (c)	2,000	1,999,475
Erste Abwicklungsanstalt:
0.32%, 7/15/13 (c)	1,000	999,876
0.38%, 8/02/13 (c)	2,000	1,999,324
0.25%, 9/10/13 (c)	1,000	999,507
0.25%, 9/27/13 (c)	2,000	1,998,778
0.25%, 10/23/13 (c)	1,000	999,224
Fairway Finance Co. LLC, 0.17%, 8/05/13 (c)	4,000	3,999,339
General Electric Capital Corp., 0.24%, 8/26/13 (c)	2,000	1,999,253
Govco LLC, 0.28%, 8/07/13 (c)	3,000	2,999,137
ING US Funding LLC:
0.21%, 8/22/13 (c)	1,625	1,624,507
0.24%, 9/19/13 (c)	3,000	2,998,433
Kells Funding LLC, 0.24%, 11/19/13 (a)	2,000	2,000,000
Lloyds TSB Bank PLC, 0.22%, 8/05/13 (c)	5,000	4,998,931
Matchpoint Master Trust, 0.37%, 9/13/13 (c)	1,000	999,239
Nordea North America, Inc.:
0.28%, 7/15/13 (c)	475	474,948
0.28%, 7/16/13 (c)	475	474,945
NRW.Bank, 0.11%, 7/01/13 (c)	5,000	5,000,000
Old Line Funding LLC, 0.24%, 12/09/13 (c)	2,400	2,397,424
Thunder Bay Funding LLC, 0.24%, 11/21/13 (c)	1,000	999,047
UBS Finance Delaware LLC, 0.23%, 7/18/13 (c)	1,000	999,891
Westpac Banking Corp., 0.28%, 10/08/13 (a)(d)	2,000	2,000,000
Total Commercial Paper — 39.9%		62,905,223

Corporate Notes
Merck & Co., Inc., 5.30%, 12/01/13	1,236	1,261,653
National Australia Bank Ltd., 1.70%, 12/10/13 (d)	1,500	1,508,856
Sumitomo Mitsui Banking Corp., 2.15%, 7/22/13 (d)	2,500	2,502,542
Svenska Handelsbanken AB, 0.28%, 12/13/13 (a)(d)	1,200	1,200,000
Westpac Banking Corp., 1.01%, 3/31/14 (a)(d)	2,000	2,011,126
Total Corporate Notes — 5.4%		8,484,177

Municipal Bonds (e)
California Housing Finance Agency RB Series 2003U AMT VRDN (Fannie Mae LOC, Freddie Mac LOC), 0.06%, 7/05/13	500	500,000
Catawba County RB (Catawba Valley Medical Center Project) Series 2009 VRDN (Branch Banking & Trust Co. LOC), 0.23%, 7/05/13	4,285	4,285,000
Houston Utility System RB (First Lien Water Revenue Project) Series 2004B-3 VRDN (Sumitomo Mitsui Banking Corp. LOC), 0.05%, 7/05/13	3,000	3,000,000
Michigan State HDA RB Series 2009D VRDN (Fannie Mae LOC, Freddie Mac LOC), 0.07%, 7/05/13	965	965,000
New York City IDRB (New York Law School Project) Series 2006 VRDN (JPMorgan Chase Bank N.A. LOC), 0.05%, 7/05/13	1,760	1,760,000

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Rhode Island Housing & Mortgage Finance Corp. RB (Groves at Johnston Project) Series 2006 VRDN (Freddie Mac Guaranty), 0.06%, 7/05/13	$3,600	$3,600,000
Total Municipal Bonds — 8.9%		14,110,000

Time Deposits — 1.3%
ING Bank N.V., 0.15%, 7/03/13	2,000	2,000,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes, 0.16%, 2/27/15 (a)	1,000	999,582
Freddie Mac Variable Rate Notes: (a)
0.32%, 9/03/13 (a)	2,000	1,999,929
0.13%, 9/13/13 (a)	5,000	4,999,385
Total U.S. Government Sponsored Agency Obligations — 5.1%		7,998,896

U.S. Treasury Obligations
U.S. Treasury Notes:
0.38%, 7/01/13	1,000	1,000,000
3.38%, 7/01/13	2,000	2,000,000
0.13%, 8/31/13	500	499,938
1.50%, 12/31/13	1,000	1,006,772
1.00%, 1/15/14	2,500	2,511,792
1.25%, 2/15/14	3,000	3,020,205
1.88%, 2/28/14	1,600	1,618,417
0.25%, 4/30/14	4,465	4,468,321
Total U.S. Treasury Obligations — 10.2%		16,125,445

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities Inc., 0.18%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $2,373,036, collateralized by Fannie Mae Strip, 1.00% due at 4/30/18, par and fair value of $2,495,000 and $2,420,652, respectively)	$2,373	$2,373,000
Total Value of Deutsche Bank Securities Inc. (collateral value of $2,420,652)		2,373,000
Goldman Sachs & Co., 0.06%, 7/03/13 (Purchased on 6/26/13 to be repurchased at $3,000,035, collateralized by various U.S.government sponsored agency obligations, 2.00% to 10.50% due from 11/01/13 to 4/01/43, aggregate par and fair value of $251,246,251 and $3,090,000, respectively)	3,000	3,000,000
Total Value of Goldman Sachs & Co. (collateral value of $3,090,000)		3,000,000
Mizuho Securities USA, 1.11%, 7/30/13 (e) (Purchased on 3/04/13 to be repurchased at $1,706,184, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 2.68% to 6.19% due from 10/09/18 to 4/25/42, aggregate par and fair value of $17,396,243 and $1,863,452, respectively)	1,700	1,700,000
Total Value of Mizuho Securities USA (collateral value of $1,863,452)		1,700,000
Total Repurchase Agreements — 4.5%		7,073,000
Total Investments (Cost — $158,048,099*) — 100.2%		158,048,099
Liabilities in Excess of Other Assets — (0.2)%		(335,212)

Net Assets — 100.0%		$157,712,887

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	US dollar denominated security issued by foreign domiciled entity.

(c)	Rate shown reflects the discount rate at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	73

Schedule of Investments (concluded)	BlackRock Money Market Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$158,048,099	—	$158,048,099

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, cash of $595 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.91%, 12/25/33 (a)	USD	23	$20,337
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		90	93,220
Series 2012-2, Class C, 2.64%, 10/10/17		115	116,763
Series 2012-3, Class C, 2.42%, 5/08/18		100	101,228
Series 2012-4, Class B, 1.31%, 11/08/17		45	44,914
Series 2012-4, Class C, 1.93%, 8/08/18		70	69,219
Series 2012-5, Class C, 1.69%, 11/08/18		85	83,637
Series 2013-2, Class C, 1.79%, 3/08/19		170	166,063
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/13/25 (a)(b)		260	258,492
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	110	144,877
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.67%, 1/20/25 (a)(b)	USD	330	330,990
Cavalry CLO II, Series 2A, Class B1, 2.38%, 1/17/24 (a)(b)		170	170,000
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.81%, 9/25/33 (a)		27	24,920
Series 2004-5, Class A, 1.09%, 10/25/34 (a)		32	31,195
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		107	100,085
DT Auto Owner Trust:
Series 2012-1A, Class B, 2.26%, 10/16/17 (b)		250	250,728
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		250	256,166
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (b)		60	60,163
Series 2010-5, Class D, 2.41%, 9/15/15 (b)		30	30,119
Series 2011-2, Class C, 2.37%, 9/15/15		75	75,270
Series 2011-2, Class D, 2.86%, 9/15/15		50	50,265
Series 2012-1, Class C, 1.69%, 1/15/16 (a)		105	105,582
Series 2012-1, Class D, 2.29%, 1/15/16 (a)		100	100,830
Series 2012-4, Class C, 1.39%, 9/15/16		100	100,348
Series 2012-4, Class D, 2.09%, 9/15/16		100	100,780
Series 2012-5, Class C, 2.14%, 9/15/19		100	99,331
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.41%, 4/25/25 (a)(b)		250	250,000
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)		200	197,380
Series 2013-T3, Class A3, 1.79%, 5/15/46 (b)		365	362,112
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		60	61,034
ING Investment Management CLO Ltd., Series 2012-2A, Class A, 1.81%, 10/15/22 (a)(b)		250	251,400
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (b)		382	437,149

Asset-Backed Securities	Par (000)		Value
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.03%, 10/15/17 (a)(b)	USD	206	$205,668
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (a)		35	31,951
Nationstar Agency Advance Funding Trust, Series 2013-T2A, Class AT2, 1.89%, 2/15/18 (b)		210	202,755
Nationstar Mortgage Advance Receivable Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		205	204,999
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (b)		290	289,999
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.38%, 8/23/27 (a)		130	125,811
Series 2008-3, Class A4, 1.92%, 11/25/24 (a)		135	141,235
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.45%, 6/25/35 (a)		103	101,966
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.83%, 7/25/33 (a)		56	50,745
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.76%, 10/30/23 (a)(b)		250	254,675
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		250	248,425
PFS Financing Corp.:
Series 2012-AA, Class A, 1.39%, 2/15/16 (a)(b)		110	110,411
Series 2013-AA, Class B, 1.29%, 2/16/16 (a)(b)		170	169,143
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		100	99,773
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		100	98,909
RAAC Trust, Series 2005-SP2, Class 2A, 0.49%, 6/25/44 (a)		199	170,354
RASC Trust, Series 2003-KS5, Class AIIB, 0.77%, 7/25/33 (a)		28	22,875
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		38	37,804
Series 2012-1, Class B, 2.72%, 5/16/16		55	55,992
Series 2012-1, Class C, 3.78%, 11/15/17		70	72,665
Series 2012-2, Class C, 3.20%, 2/15/18		160	164,773
Series 2012-3, Class B, 1.94%, 12/15/16-3/15/18		220	220,969
Series 2012-3, Class C, 3.01%, 4/16/18		215	220,805
Series 2012-4, Class C, 2.94%, 12/15/17		110	111,773
Series 2012-5, Class B, 1.56%, 8/15/18		105	105,836
Series 2012-5, Class C, 2.70%, 8/15/18		50	50,315
Series 2012-6, Class B, 1.33%, 5/15/17- 3/15/18		285	284,661
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		220	219,818
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		400	392,061
Series 2013-2, Class C, 1.95%, 3/15/19		330	322,512
Series 2013-3, Class B, 1.19%, 5/15/18		180	178,411

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	75

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.47%, 4/25/35 (a)	USD	15	$14,327
Scholar Funding Trust:
Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		100	98,995
Series 2013-A, Class A, 0.85%, 1/30/45 (a)(b)		363	360,391
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.47%, 6/15/21 (a)		144	140,753
SLM Private Education Loan Trust:
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		100	108,342
Series 2012-A, Class A1, 1.59%, 8/15/25 (a)(b)		72	72,271
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		205	217,927
Series 2012-C, Class A1, 1.29%, 8/15/23 (a)(b)		123	124,077
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		265	274,207
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		310	318,081
Series 2012-E, Class A1, 0.94%, 10/16/23 (a)(b)		114	114,225
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		100	94,633
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		365	346,749
SLM Student Loan Trust, Series 2008-5, Class A4, 1.98%, 7/25/23 (a)		125	129,141
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		405	405,650
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.49%, 1/25/35 (a)		79	68,740
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.97%, 7/17/24 (a)(b)		500	502,000
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		220	218,809
Series 2012-D, Class A, 2.15%, 4/17/23		265	257,046
Total Asset-Backed Securities — 18.0%			13,379,050

Corporate Bonds
Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		65	68,271
Capital Markets — 0.8%
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22		95	104,786
3.63%, 1/22/23		195	186,571
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17		150	—
Morgan Stanley:
3.80%, 4/29/16		100	104,006
2.13%, 4/25/18		180	172,266

			567,629
Chemicals — 0.1%
LyondellBasell Industries NV, 5.00%, 4/15/19		105	114,250

Corporate Bonds	Par (000)		Value
Commercial Banks — 0.8%
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	135	$140,063
Commerzbank AG, 6.38%, 3/22/19	EUR	100	134,720
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	330	338,250

			613,033
Consumer Finance — 0.0%
SLM Corp., 4.63%, 9/25/17		20	19,700
Containers & Packaging — 0.2%
Rock Tenn Co.:
3.50%, 3/01/20		36	35,227
4.00%, 3/01/23		125	120,442

			155,669
Diversified Financial Services — 4.5%
Bank of America Corp.:
6.50%, 8/01/16		55	62,010
3.88%, 3/22/17		84	87,976
2.00%, 1/11/18		415	401,975
5.65%, 5/01/18		610	677,699
5.70%, 1/24/22		210	233,109
3.30%, 1/11/23		80	75,612
5.20%, 12/29/49 (c)		83	78,020
Citigroup, Inc.:
4.59%, 12/15/15		658	702,701
4.45%, 1/10/17		50	53,539
5.35%, 4/29/49 (c)		45	42,187
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		100	113,179
5.00%, 5/15/18		200	213,285
Glencore Funding LLC, 2.50%, 1/15/19 (b) JPMorgan Chase & Co.:		150	135,706
Series Q, 5.15% (c)		59	56,197
3.25%, 9/23/22		69	65,509
3.20%, 1/25/23		90	85,438
Novus USA Trust, Series 2013-1, 1.57%, 2/28/14 (a)(b)		250	249,625

			3,333,767
Diversified Telecommunication Services — 0.8%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		104	108,810
Level 3 Financing, Inc., 8.13%, 7/01/19		105	110,250
Sprint Capital Corp., 6.88%, 11/15/28		47	45,120
Verizon Communications, Inc., 3.85%, 11/01/42		395	327,748

			591,928
Electric Utilities — 1.7%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		13	16,900
5.95%, 12/15/36		56	60,481
Duke Energy Carolinas LLC, 4.25%, 12/15/41		75	69,877
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		230	251,850
Florida Power & Light Co., 5.95%, 2/01/38		225	271,799
Georgia Power Co., 3.00%, 4/15/16		190	198,829
Jersey Central Power & Light Co., 7.35%, 2/01/19		55	66,409
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		250	277,755
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		60	62,319

			1,276,219

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Energy Equipment & Services — 1.1%
Transocean, Inc.:
5.05%, 12/15/16	USD	135	$146,802
2.50%, 10/15/17		215	212,472
6.00%, 3/15/18		305	341,795
6.50%, 11/15/20		135	151,957

			853,026
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.00%, 4/11/43		90	82,007
Food Products — 0.1%
Mondelez International, Inc., 6.50%, 8/11/17		75	87,199
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		280	309,891
Health Care Providers & Services — 0.8%
Coventry Health Care, Inc., 5.45%, 6/15/21		98	109,158
HCA, Inc., 7.25%, 9/15/20		225	241,594
Tenet Healthcare Corp., 6.25%, 11/01/18		110	115,775
UnitedHealth Group, Inc., 3.38%, 11/15/21		35	34,890
WellPoint, Inc., 1.88%, 1/15/18		105	102,810

			604,227
Household Products — 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		200	218,000
6.88%, 2/15/21		130	136,500

			354,500
Insurance — 1.9%
Allianz Finance II BV, 5.75%, 7/08/41 (a)	EUR	200	287,562
American International Group, Inc.:
3.80%, 3/22/17	USD	190	199,180
5.45%, 5/18/17		85	93,699
4.88%, 6/01/22		187	199,328
AXA SA, 5.25%, 4/16/40 (a)	EUR	100	132,686
Manulife Financial Corp., 3.40%, 9/17/15		90	94,031
Prudential Financial, Inc.:
4.75%, 9/17/15		136	146,345
5.38%, 6/21/20		110	123,314
4.50%, 11/15/20		110	117,245

			1,393,390
Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		60	67,594
Media — 2.2%
CBS Corp.:
4.63%, 5/15/18		35	37,915
8.88%, 5/15/19		80	103,099
5.75%, 4/15/20		30	34,027
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		75	106,128
Comcast Corp.:
5.88%, 2/15/18		152	177,463
4.65%, 7/15/42		156	149,593
COX Communications, Inc.:
3.25%, 12/15/22 (b)		112	105,372
8.38%, 3/01/39 (b)		150	203,303
4.70%, 12/15/42 (b)		56	49,672

Corporate Bonds	Par (000)		Value
Media (concluded)
NBCUniversal Media LLC:
5.15%, 4/30/20	USD	246	$280,069
4.38%, 4/01/21		30	32,361
4.45%, 1/15/43		79	73,748
Time Warner Cable, Inc., 4.50%, 9/15/42		136	105,466
Virgin Media Secured Finance PLC, 6.50%, 1/15/18		150	154,125

			1,612,341
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (b)		102	94,280
5.45%, 3/15/43 (b)		69	60,848
Novelis, Inc., 8.75%, 12/15/20		145	155,513

			310,641
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17		65	77,788
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		145	147,894
Oil, Gas & Consumable Fuels — 2.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16		174	195,171
CONSOL Energy, Inc., 8.25%, 4/01/20		16	16,760
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		17	16,320
Energy Transfer Partners LP:
3.60%, 2/01/23		90	84,230
6.50%, 2/01/42		82	87,447
Enterprise Products Operating LLC, 4.45%, 2/15/43		55	48,821
Laredo Petroleum, Inc., 7.38%, 5/01/22		70	73,500
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		130	123,825
MEG Energy Corp.:
6.50%, 3/15/21 (b)		235	232,944
6.38%, 1/30/23 (b)		40	38,800
Murphy Oil Corp.:
2.50%, 12/01/17		125	123,285
4.00%, 6/01/22		29	27,701
3.70%, 12/01/22		184	170,683
Noble Energy, Inc.:
4.15%, 12/15/21		40	41,300
6.00%, 3/01/41		60	67,596
Noble Holding International Ltd., 5.25%, 3/15/42		90	80,612
Peabody Energy Corp.:
6.00%, 11/15/18		12	12,030
6.25%, 11/15/21		73	70,445
Plains Exploration & Production Co., 6.50%, 11/15/20		75	79,515
Range Resources Corp., 5.75%, 6/01/21		25	25,750
Western Gas Partners LP:
5.38%, 6/01/21		180	193,151
4.00%, 7/01/22		59	57,271
The Williams Cos., Inc.:
7.88%, 9/01/21		104	125,545
3.70%, 1/15/23		90	83,617

			2,076,319
Paper & Forest Products — 0.3%
International Paper Co., 4.75%, 2/15/22		239	251,497

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	77

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	USD	45	$45,004
Real Estate Investment Trusts (REITs) — 0.3%
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20		30	28,366
4.75%, 6/01/21		65	68,285
Vornado Realty LP, 5.00%, 1/15/22		105	110,216

			206,867
Real Estate Management & Development — 0.1%
Realogy Group LLC, 7.88%, 2/15/19 (b)(d)		90	94,950
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		134	127,692
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (b)		50	51,375
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		90	97,849
Thrifts & Mortgage Finance — 0.5%
Radian Group, Inc., 5.38%, 6/15/15		340	345,100
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		180	194,850
Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, 2.38%, 9/08/16		205	207,708
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		89	83,923
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		385	441,778
MetroPCS Wireless, Inc., 7.88%, 9/01/18		3	3,195
SBA Tower Trust, 5.10%, 4/15/42 (b)		80	87,496
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		190	222,300

			1,046,400
Total Corporate Bonds — 23.1%			17,178,867

Floating Rate Loan Interests (a) — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Term Loan, 10.00%, 10/15/17 (b)		150	155,216

Foreign Agency Obligations
Caixa Economica Federal:
2.38%, 11/06/17 (b)		150	138,375
3.50%, 11/07/22 (b)		150	126,000
DP World Sukuk Ltd., 6.25%, 7/02/17		300	321,000
Eksportfinans ASA, 5.50%, 5/25/16		155	161,471
Hydro-Quebec:
8.40%, 1/15/22		170	231,016
8.05%, 7/07/24		445	612,022
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		160	160,058
Nexen, Inc.:
5.88%, 3/10/35		10	10,449
6.40%, 5/15/37		115	124,992
7.50%, 7/30/39		140	170,979
Petrobras International Finance Co., 3.88%, 1/27/16		330	339,513
Total Foreign Agency Obligations — 3.2%			2,395,875

Foreign Government Obligations	Par (000)		Value
Argentina — 0.0%
Republic of Argentina, 2.50%, 12/31/38 (e)	USD	95	$30,875
Brazil — 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37		50	59,500
Italy — 2.3%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16		1,025	1,378,919
5.25%, 8/01/17		215	301,331

			1,680,250
Mexico — 0.4%
United Mexican States:
5.63%, 1/15/17		90	100,035
5.13%, 1/15/20		190	208,810

			308,845
Poland — 0.1%
Republic of Poland, 6.38%, 7/15/19		60	69,979
Russia — 0.2%
Russian Federation, 7.50%, 3/31/30 (e)		156	183,242
South Africa — 0.2%
Republic of South Africa, 5.50%, 3/09/20		140	147,525
Total Foreign Government Obligations — 3.3%			2,480,216

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.2%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		590	454,330
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.39%, 4/25/46 (a)		103	76,807
Series 2006-OA5, Class 3A1, 0.39%, 4/25/46 (a)		173	135,967
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.71%, 3/27/37 (a)(b)		84	81,845
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		284	283,590
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.34%, 12/25/36 (a)		131	100,628
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (a)		70	60,263
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.99%, 11/25/34 (a)		38	34,685
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 3.21%, 11/25/37 (a)		134	118,419
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (a)		127	56,218
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 5.17%, 4/25/47 (a)		291	219,436

			1,622,188

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 9.4%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47	USD	186	$192,918
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		15	15,683
Series 2007-3, Class A4, 5.86%, 6/10/49 (a)		290	324,727
Series 2007-3, Class AM, 5.86%, 6/10/49 (a)		100	108,145
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.49%, 11/15/15 (a)(b)		581	581,368
Banc of America Re-REMIC Trust, Series 2010-UB4, Class A4A, 5.03%, 12/20/41 (a)(b)		188	194,705
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		30	32,075
Series 2007-PW17, Class A3, 5.74%, 6/11/50		180	187,241
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AJ, 4.96%, 5/15/43 (a)		170	175,291
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		110	119,174
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		100	108,214
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		110	106,133
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	20,678
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.46%, 4/15/22 (a)(b)		100	94,504
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		250	278,911
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.19%, 3/15/18 (a)(b)		100	100,520
Deutsche Bank ReREMIC Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		368	368,745
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		100	97,056
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		50	55,998
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		65	69,632
Series 2007-GG9, Class AM, 5.48%, 3/10/39		40	42,046
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		180	153,908
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		75	70,440
Series 2006-GG8, Class AM, 5.59%, 11/10/39		40	43,396
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (a)		110	119,101
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		30	31,654
Series 2007-CB18, Class A3, 5.45%, 6/12/47		68	70,145

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)	USD	179	$192,148
Series 2013-C10, Class C, 4.30%, 12/15/47 (a)		11	9,798
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		75	78,740
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		96	107,019
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (a)		100	103,126
Morgan Stanley, Series 2007-XLCA, Class A2 0.53%, 7/17/17 (a)		24	23,389
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.76%, 4/12/49 (a)		131	131,154
Series 2007-HQ12, Class AM, 5.76%, 4/12/49 (a)		160	170,303
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	64,282
Series 2007-IQ15, Class AM, 6.09%, 6/11/49 (a)		110	118,440
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		37	38,297
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 1.47%, 7/17/56 (b)(f)		150	147,000
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		85	86,154
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		71	70,734
Series 2012-IO, Class AXB2, 1.00%, 3/27/51		100	97,105
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		129	130,243
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		115	112,575
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		240	199,876
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		380	419,578
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (b)		57	56,927
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		165	163,634
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.12%, 2/15/51 (a)		280	311,481
Series 2007-C33, Class AJ, 6.12%, 2/15/51 (a)		100	94,628
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		186	185,633
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		135	126,690

			7,001,362
Interest Only Commercial Mortgage-Backed Securities — 1.1%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		1,760	104,748
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class XA, 1.96%, 1/10/46 (a)		1,452	149,071
GS Mortgage Securities Corp. II: Series 2013-GC10, Class XA, 1.93%, 2/10/46 (a)		1,351	152,062

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	79

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)	USD	1,000	$62,200
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class XA, 2.21%, 6/15/45 (a)		985	104,406
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.87%, 3/15/45 (a)(b)		978	129,637
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.99%, 12/15/45 (a)(b)		873	99,502

			801,626
Total Non-Agency Mortgage-Backed Securities — 12.7%			9,425,176

Other Interests		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (g)(h)		55	—
Lehman Brothers Holdings, Inc. (h)		325	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.27%, 6/01/77 (a)		20	16,215
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)		120	119,550
Insurance — 0.6%
American International Group, Inc., 8.18%, 5/15/68 (a)		60	73,200
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)		100	119,091
Prudential Financial, Inc., 5.88%, 9/15/42 (a)		56	56,140
Prudential Financial, Inc., 5.20%, 3/15/44 (a)		5	4,725
XL Group PLC, 6.50%, 12/29/49 (c)		165	160,875

			414,031
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)		100	100,000
Total Capital Trusts — 0.9%			649,796

Preferred Stock — 0.1%		Shares
Capital Markets — 0.1%
The Goldman Sachs Group, Inc. 5.63%		2,374	57,308
Trust Preferreds
Diversified Financial Services — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (i)		6,917	192,638
Total Preferred Securities — 1.2%			899,742

Taxable Municipal Bonds	Par (000)		Value
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	95	$102,529
5.50%, 6/15/43		115	125,493
Total Taxable Municipal Bonds — 0.3%			228,022

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.2%
Fannie Mae, 2.80%, 10/09/19 (f)		275	231,000
Federal Home Loan Bank, 5.63%, 6/13/16		550	624,313
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.78%, 10/25/45 (a)		80	72,198
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)		17	15,276
Series 2012-K709, Class C, 3.74%, 4/25/45		80	72,299
Series 2012-K711, Class B, 3.56%, 8/25/45 (a)		90	86,213
Series 2013-K713, Class B, 3.17%, 4/25/20		15	13,733
Tennessee Valley Authority, 5.25%, 9/15/39		450	506,307

			1,621,339
Commercial Mortgage-Backed Securities — 0.4%
Freddie Mac:
Series K025, Class A2, 2.68%, 10/25/22		145	142,916
Series K027, Class A2, 2.64%, 1/25/23		165	157,174

			300,090
Interest Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2011-123, Class CS, 6.42%, 10/25/41 (a)		457	79,349
Series 2012-94, Class IK, 4.00%, 9/25/42		463	78,542
Series 2013-14, Class IA, 4.50%, 3/25/43		94	9,718
Series 2013-52, Class EI, 4.00%, 3/25/43		98	10,028

			177,637
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2013-M5, Class X2, 2.53%, 1/25/21		299	43,179
Freddie Mac:
Series K019, Class X1, 1.89%, 3/25/22 (a)		258	29,818
Series K707, Class X1, 1.69%, 1/25/47 (a)		546	39,261
Series K710, Class X1, 1.91%, 5/25/19 (a)		438	38,192
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (a)		578	48,462

			198,912
Mortgage-Backed Securities — 63.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/28-7/01/28 (j)		2,520	2,533,054
2.95%, 3/01/41 (a)		50	52,094
3.00%, 2/01/28-7/01/43 (j)		7,663	7,681,446

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
3.16%, 3/01/41 (a)	USD	90	$94,153
3.27%, 12/01/40 (a)		104	108,807
3.33%, 6/01/41 (a)		92	96,298
3.50%, 7/01/27-7/01/43 (j)		4,535	4,630,910
3.51%, 9/01/41 (a)		68	70,668
4.00%, 2/01/25-7/01/43 (j)		3,747	3,912,249
4.50%, 2/01/25-7/01/43 (j)		3,895	4,126,410
4.77%, 8/01/38 (a)		117	125,430
5.00%, 7/01/33-7/01/43 (j)		3,303	3,560,599
5.50%, 2/01/35-7/01/43 (j)		1,049	1,147,201
6.00%, 2/01/17-12/01/38		470	520,132
6.50%, 5/01/40		464	513,732
7.00%, 2/01/16		11	11,121
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-4/01/43		1,810	1,766,747
3.05%, 2/01/41 (a)		110	115,401
3.50%, 7/01/43 (j)		5,200	5,259,313
4.00%, 10/01/40-7/01/43 (j)		1,870	1,944,069
4.50%, 10/01/41-7/01/43 (j)		869	915,440
4.87%, 4/01/38 (a)		117	123,917
5.00%, 3/01/38-7/01/43 (j)		603	644,283
5.50%, 7/01/43 (j)		600	645,469
6.00%, 6/01/35		104	113,981
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43 (j)		760	751,331
3.50%, 7/15/43 (j)		1,200	1,231,500
4.00%, 2/20/41-7/15/43 (j)		1,074	1,128,506
4.50%, 5/20/41-7/15/43 (j)		2,164	2,317,535
5.00%, 7/15/39-7/15/43 (j)		783	845,201
5.50%, 5/20/36-7/15/43 (j)		215	234,382

			47,221,379
Total U.S. Government Sponsored Agency Securities — 66.5%			49,519,357

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42		235	202,834
3.13%, 2/15/43 (d)		12,215	11,401,945
2.88%, 5/15/43 (d)		4,211	3,726,735
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		319	280,841
U.S. Treasury Inflation Indexed Notes, 0.13%, 1/15/23		997	967,055
U.S. Treasury Notes:
0.38%, 6/30/15 (d)		2,175	2,175,850
0.50%, 6/15/16 (d)		2,415	2,404,811
1.38%, 6/30/18 (d)		455	454,751
1.00%, 11/30/19 (d)		2,053	1,955,963
1.63%, 11/15/22		650	606,785
1.75%, 5/15/23 (d)		2,070	1,938,683
Total U.S. Treasury Obligations — 35.1%			26,116,253
Total Long-Term Investments (Cost — $123,298,391) — 163.6%			121,777,774

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements — 1.2%
Credit Suisse Securities (USA) LLC, 0.11% Open, (Purchased on 2/01/13 to be repurchased at $366,312, collateralized by U.S. Treasury Notes, 0.75% due at 12/31/17, par and fair value of USD 190,000 and $185,888, respectively)	USD	184	$183,587
Credit Suisse Securities (USA) LLC, 0.11% Open, (Purchased on 5/16/13 to be repurchased at $196,609, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 220,000 and $189,681, respectively)		203	202,675
Credit Suisse Securities (USA) LLC, 0.05% Open, (Purchased on 5/16/13 to be r epurchased at $482,895, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/23,par and fair value of USD 474,000 and $456,188, respectively)		481	480,517
Total Short-Term Securities (Cost — $866,779) — 1.2%			866,779

Options Purchased
(Cost — $466) — 0.0%			—
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $124,165,636) — 164.8%			122,644,553

Borrowed Bonds
U.S. Treasury Obligations — (1.1)%
U.S. Treasury Bonds, 2.75%, 11/15/42 (d)		220	(189,682)
U.S. Treasury Notes:
0.75%, 12/31/17		190	(185,888)
2.00%, 2/15/23 (d)		474	(456,188)
Total Borrowed Bonds (Proceeds — $876,393) — (1.1)%			(831,758)
TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28		1,600	(1,609,250)
3.00%, 7/01/28-7/01/43		4,285	(4,336,110)
3.50%, 7/01/28-7/01/43		3,900	(3,974,954)
4.00%, 7/01/28-7/01/43		2,400	(2,507,578)
4.50%, 7/01/43		1,400	(1,481,375)
5.00%, 7/01/43		2,400	(2,582,813)
5.50%, 7/01/43		500	(543,047)
6.00%, 7/01/43		400	(435,000)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/43		1,300	(1,267,094)
3.50%, 7/01/43		2,600	(2,633,313)
4.00%, 7/01/43		1,200	(1,247,859)
5.50%, 5/01/38		400	(430,312)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	81

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments	Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43	570	$(563,498)
4.00%, 7/15/43	200	(209,625)
4.50%, 7/15/43	1,000	(1,066,055)
Total TBA Sale Commitments (Proceeds — $24,946,382) — (33.5)%		(24,887,883)
Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 130.2%		96,924,912
Liabilities in Excess of Other Assets — (30.2)%		(22,489,004)

Net Assets — 100.0%		$74,435,908

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	All, or a portion of securities with an aggregate market value of $38,473,014 have been pledged for open reverse repurchase agreements.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Non-income producing security.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$702,515	$4,460
BNP Paribas Securities Corp.	—	$2,297
Citigroup Global Markets, Inc.	$(993,967)	$11,250
Credit Suisse Securities (USA) LLC	$(132,922)	$(2,833)
Deutsche Bank Securities, Inc.	$3,694,169	$(35,819)
Goldman Sachs & Co.	$(486,903)	$(52,175)
J.P. Morgan Securities LLC	$(1,667,898)	$(21,922)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,945	$2,641
Morgan Stanley & Co. LLC	$2,414,566	$3,785
RBC Capital Markets LLC	$(103,988)	$(887)
RBS Securities, Inc.	—	$(1,625)
Wells Fargo Securities, LLC	—	$672

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub- classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.00%	10/24/12	Open	$83,138	$83,138
Deutsche Bank Securities, Inc.	(0.09)%	6/18/13	Open	1,947,500	1,947,437
BNP Paribas Securities Corp.	0.17%	6/27/13	7/08/13	3,716,208	3,716,383
Credit Suisse Securities (USA) LLC	0.02%	6/28/13	7/01/13	1,927,000	1,927,003
Deutsche Bank Securities, Inc.	0.12%	6/28/13	7/01/13	2,405,944	2,405,968
Morgan Stanley & Co. LLC	0.20%	6/28/13	7/01/13	11,127,331	11,127,517
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	6/28/13	7/08/13	454,431	454,431
BNP Paribas Securities Corp.	0.09%	6/28/13	7/08/13	2,175,000	2,175,000
Deutsche Bank Securities, Inc.	0.00%	6/28/13	7/08/13	1,938,038	1,938,038
Deutsche Bank Securities, Inc.	0.07%	6/28/13	7/08/13	2,405,944	2,405,944

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows: (concluded)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Morgan Stanley & Co. LLC	0.14%	6/28/13	7/08/13	$11,216,469	$11,216,469
Total				$39,397,003	$39,397,328

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
4	Australian Government Bonds (10 Year)	Sydney	September 2013	USD	3,321,228	$(2,385)
24	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	3,260,250	(57,941)
22	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	4,840,000	(9,200)
24	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	2,905,125	(34,047)
1	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	248,925	(57)
1	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	248,313	499
9	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	2,231,438	1,215
10	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	2,474,625	(5,199)
(84)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	(10,631,250)	78,662
(57)	Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	(8,396,813)	300,776
Total						$272,323

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,486	JPY	2,543,000	Goldman Sachs Bank USA	7/17/13	$(156)
EUR	386,000	USD	503,717	Citibank N.A.	7/23/13	(1,231)
USD	1,418,598	EUR	1,074,000	Bank of America N.A.	7/23/13	20,490
USD	212,140	EUR	159,000	Citibank N.A.	7/23/13	5,158
USD	815,578	EUR	621,156	Citibank N.A.	7/23/13	6,971
USD	213,067	EUR	164,000	Deutsche Bank AG	7/23/13	(425)
Total						$30,807

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	7/29/13	USD	200	$—

•	Credit default swaps - buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services LLC	9/20/13	USD	285	$(426)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	340	(25,185)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	USD	430	(20,013)
Total						$(45,624)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	83

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	B+	USD	548	$30,292
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	130	9,922
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	50	1,501
Total							$41,715

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	3,500	$(13,877)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	5,762
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(15,331)
3.25%[1]	3-month LIBOR	UBS AG	7/05/21	USD	300	(24,612)
1.75%[2]	3-month LIBOR	Citibank N.A.	12/14/22	USD	100	(7,300)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	4,466
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	3,154
2.32%[2]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	300	(9,102)
2.30%[1]	3-month LIBOR	Chicago Mercantile	6/11/23	USD	40	1,330
2.89%[1]	3-month LIBOR	Deutsche Bank AG	1/14/43	USD	1,140	103,694
3.01%[1]	3-month LIBOR	Bank of America N.A.	2/06/43	USD	195	13,430
3.02%[1]	3-month LIBOR	Credit Suisse International	2/06/43	USD	222	15,159
3.00%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	2/11/43	USD	700	50,125
3.03%[1]	3-month LIBOR	Credit Suisse International	2/19/43	USD	200	13,373
2.80%[1]	3-month LIBOR	Bank of America N.A.	4/23/43	USD	150	17,701
2.80%[1]	3-month LIBOR	Barclays Bank PLC	4/23/43	USD	180	21,145
2.80%[1]	3-month LIBOR	Deutsche Bank AG	4/23/43	USD	170	19,970
3.04%[1]	3-month LIBOR	Barclays Bank PLC	5/23/43	USD	900	67,513
3.04%[1]	3-month LIBOR	Bank of America N.A.	5/24/43	USD	1,265	92,398
3.05%[1]	3-month LIBOR	Deutsche Bank AG	5/24/43	USD	1,135	81,352
Total						$440,350

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments or derivative financial instruments. These inputs to valuation techniques are cat- egorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, vola- tilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unob- servable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for invest- ments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,996,165	$3,382,885	$13,379,050
Corporate Bonds	—	16,929,242	249,625	17,178,867
Floating Rate Loan Interests	—	—	155,216	155,216
Foreign Agency Obligations	—	2,395,875	—	2,395,875
Foreign Government Obligations	—	2,480,216	—	2,480,216
Non-Agency Mortgage-Backed Securities	—	8,813,409	611,767	9,425,176
Preferred Securities	$249,946	649,796	—	899,742
Taxable Municipal Bonds	—	228,022	—	228,022
U.S. Government Sponsored Agency Securities	—	49,519,357	—	49,519,357
U.S. Treasury Obligations	—	26,116,253	—	26,116,253
Short-Term Securities:
Borrowed Bond Agreements	—	866,779	—	866,779
Liabilities:
Investments:
Borrowed Bonds	—	(831,758)	—	(831,758)
TBA Sale Commitments	—	(24,887,883)	—	(24,887,883)
Total	$249,946	$92,275,473	$4,399,493	$96,924,912

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$41,715	—	$41,715
Foreign currency exchange contracts	—	32,619	—	32,619
Interest rate contracts	$381,152	510,572	—	891,724
Liabilities:
Credit contracts	—	(45,624)	—	(45,624)
Foreign currency exchange contracts	—	(1,812)	—	(1,812)
Interest rate contracts	(108,829)	(70,222)	—	(179,051)
Total	$272,323	$467,248	—	$739,571

[1]    Derivative financial instruments are swaps, foreign currency exchange contracts, and financial futures contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

•     Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized as within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,617,758	—	—	$3,617,758
Foreign currency at value	30,850	—	—	30,850
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Liabilities:
Reverse repurchase agreements	—	$(21,207,446)	—	(21,207,446)
Total	$3,658,608	$(21,207,446)	—	$(17,548,838)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	85

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$2,424,893	$450,122	$150,000	$1,051,518	$156,080	$4,232,613
Transfers into Level 3[2]	500,000	—	—	199,375	—	699,375
Transfers out of Level 3[2]	(619,902)	—	—	(606,741)	(156,080)	(1,382,723)
Accrued discounts/premiums.	317	(16)	—	249	—	550
Net realized gain (loss)	6,164	(68)	—	2,266	—	8,362
Net change in unrealized appreciation/depreciation[3]	(4,358)	(1,415)	5,249	(24,242)	—	(24,766)
Purchases	1,859,088	250,002	—	73,120	—	2,182,210
Sales	(783,317)	(449,000)	(33)	(83,778)	—	(1,316,128)
Closing Balance, as of June 30, 2013	$3,382,885	$249,625	$155,216	$611,767	—	$4,399,493

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,382,723 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $(49,600).

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A1, 0.90%, 1/15/44 (a)	USD	1,367	$1,362,216
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		262	258,568
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		570	568,707
Total Asset-Backed Securities — 2.5%			2,189,491

Corporate Bonds
Commercial Banks — 6.9%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	168,180
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,800	1,882,260
The Toronto-Dominion Bank:
2.20%, 7/29/15 (a)		2,100	2,164,470
1.63%, 9/14/16 (a)		1,785	1,813,025

			6,027,935
Diversified Financial Services — 0.1%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)		100	113,232
Thrifts & Mortgage Finance — 0.5%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)		400	412,763
Total Corporate Bonds — 7.5%			6,553,930

Foreign Agency Obligations
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)		1,000	1,020,500
Hydro-Quebec:
8.40%, 1/15/22		225	305,757
8.05%, 7/07/24		590	811,445
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		220	220,079
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13		45	45,058
Total Foreign Agency Obligations — 2.8%			2,402,839

Foreign Government Obligations
Qatar — 0.3%
Qatar Government International Bond, 4.00%, 1/20/15		260	270,088

Non-Agency Mortgage-Backed Securities
Interest Only Commercial Mortgage-Backed Securities — 2.1%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.09%, 12/10/45 (b)		5,390	606,551
Series 2013-CR7, Class XA, 1.77%, 3/10/46 (b)		2,923	279,817
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.73%, 4/15/46 (b)		3,398	347,456

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.99%, 12/15/45 (a)(b)	USD	5,438	$619,483

			1,853,307
Total Non-Agency Mortgage-Backed Securities — 2.1%			1,853,307

U.S. Government Sponsored Agency Securities
Agency Obligations — 6.3%
Fannie Mae:
0.65%, 3/28/16		1,900	1,892,220
1.63%, 10/26/15		2,265	2,321,152
Freddie Mac, 0.88%, 3/07/18		1,312	1,269,594

			5,482,966
Interest Only Commercial Mortgage-Backed Securities — 2.2%
Freddie Mac:
Series K023, Class X1, 1.44%, 8/25/22 (b)		13,867	1,275,364
Series K024, Class X1, 1.03%, 9/25/22 (b)		2,275	144,471
Series K025, Class X1, 1.03%, 10/25/22 (b)		2,897	187,880
Series K027, Class X1, 0.96%, 1/25/23 (b)		2,325	142,049
Series K712, Class X1, 1.51%, 11/25/19 (b)		2,597	184,492
Ginnie Mae:
Series 2002-83, Class IO, 0.01%, 10/16/42 (b)		5,401	22
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)		4,442	2,359
Series 2003-17, Class IO, 0.08%, 3/16/43 (b)		4,069	41
Series 2004-9, Class IO, 0.51%, 3/16/34 (b)		3,700	28,137

			1,964,815
Mortgage-Backed Securities — 171.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-7/01/28 (c)		2,695	2,710,425
2.95%, 3/01/41 (b)		100	104,189
3.00%, 9/01/27-7/01/43 (c)		35,744	35,306,491
3.16%, 3/01/41 (b)		135	141,229
3.27%, 12/01/40 (b)		137	142,658
3.33%, 6/01/41 (b)		185	192,596
3.50%, 7/01/27-7/01/43 (c)		39,579	40,223,906
3.51%, 9/01/41 (b)		135	141,337
4.00%, 2/01/25-7/01/43 (c)		5,405	5,647,087
4.50%, 6/01/26-7/01/43 (c)		4,749	5,028,666
5.00%, 7/01/28-7/01/43 (c)		4,991	5,367,816
5.50%, 11/01/21-7/01/43 (c)		2,059	2,238,341
6.00%, 4/01/35-12/01/38		728	804,459
6.50%, 5/01/40		1,305	1,445,859
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-4/01/43		2,592	2,530,680
3.05%, 2/01/41 (b)		165	173,101
3.50%, 7/01/43 (c)		3,400	3,438,781
4.00%, 10/01/40-7/01/43 (c)		9,570	9,949,417
4.50%, 10/01/41-7/01/43 (c)		1,859	1,957,470
5.00%, 3/01/38		1,230	1,314,055
8.00%, 3/01/30-6/01/31		23	24,639

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	87

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
2.90%, 1/15/42	USD	272	$253,928
3.00%, 6/15/42-9/15/42		348	344,633
3.25%, 9/15/42		122	120,389
3.50%, 9/15/42-7/15/43 (c)		15,658	16,079,266
3.75%, 9/15/42		164	168,805
3.99%, 11/15/40		101	103,608
4.00%, 2/20/41-7/15/43 (c)		2,171	2,280,424
4.25%, 8/15/41		130	137,175
4.50%, 5/20/41-7/15/43 (c)		9,015	9,660,352
5.00%, 7/15/39-7/15/43 (c)		1,366	1,474,689

			149,506,471
Total U.S. Government Sponsored Agency Securities — 180.2%			156,954,252

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.13%, 2/15/43		3,850	3,593,736
2.88%, 5/15/43		1,400	1,239,000
U.S. Treasury Notes:
0.25%, 11/30/14		1,315	1,315,308
0.63%, 11/30/17		8,460	8,247,840
1.38%, 6/30/18 (d)		7,665	7,660,807
1.00%, 11/30/19		361	343,937
1.63%, 11/15/22		619	577,846
1.75%, 5/15/23 (d)		5,125	4,799,880
Total U.S. Treasury Obligations — 31.9%			27,778,354
Total Long-Term Investments (Cost — $ 200,426,936) — 227.3%			198,002,261

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (e)(f)		4,160,613	4,160,613
Total Short-Term Securities (Cost — $ 4,160,613) — 4.8%			4,160,613

Options Purchased			Value
(Cost — $138,674) — 0.2%			$172,984
Total Investments Before Options Written and TBA Sale Commitments (Cost — $204,726,223) — 232.3%			202,335,858

Options Written
(Premiums Received — $ 186,675) — (0.2)%			(215,309)

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28	USD	2,500	(2,514,234)
3.00%, 7/01/28-7/01/43		24,900	(24,565,264)
3.50%, 7/01/28-7/01/43		33,600	(34,138,296)
4.00%, 7/01/43		2,800	(2,916,922)
4.50%, 7/01/43		4,500	(4,756,688)
5.00%, 7/01/43		2,600	(2,798,047)
5.50%, 7/01/43		1,500	(1,629,141)
6.00%, 7/01/43		700	(761,250)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/43		2,400	(2,339,250)
3.50%, 7/01/43		1,700	(1,721,781)
4.00%, 7/01/43		8,100	(8,423,051)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/43		15,400	(15,802,093)
4.00%, 7/15/43		300	(314,438)
4.50%, 7/15/43		5,600	(5,965,907)
Total TBA Sale Commitments (Proceeds — $108,632,176) — (124.8)%			(108,646,362)
Total Investments Net of Options Written and TBA Sale Commitments — 107.3%			93,474,187
Liabilities in Excess of Other Assets — (7.3)%			(6,388,291)

Net Assets — 100.0%			$87,085,896

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,014,687	$16,843
BNP Paribas Securities Corp.	$(2,257,750)	$(25,344)
Citigroup Global Markets, Inc.	$(1,067,379)	$12,844
Credit Suisse Securities (USA) LLC	$1,972,133	$91,734
Deutsche Bank Securities, Inc.	$2,661,754	$(149,133)
Goldman Sachs & Co.	$(5,095,055)	$112,979
J.P. Morgan Securities LLC	$(5,808,160)	$89,352
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	$(1,234)
Morgan Stanley & Co. LLC	$6,782,609	$(167,067)
Nomura Securities International, Inc.	$(1,627,601)	$(12,281)
RBC Capital Markets LLC	$2,637,984	$(576,430)
RBS Securities, Inc.	—	$58,438
Wells Fargo Securities, LLC	—	$680

(d)	All, or a portion of securities with an aggregate market value of $12,460,687 have been pledged for open reverse repurchase agreements.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	11,299,523	(7,138,910)	4,160,613	$2,741

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	6/28/13	7/08/13	$7,655,419	$7,655,419
Deutsche Bank Securities, Inc.	0.00%	6/28/13	7/08/13	4,798,281	4,798,281
Total				$12,453,700	$12,453,700

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
16	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	3,987,400	$9,671
13	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	1,765,969	(20,321)
154	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	33,880,000	(38,777)
22	Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	3,240,875	(61,028)
14	90-Day Euro Dollar Futures	Chicago Mercantile	December 2013	USD	3,486,875	10,899
1	90-Day Euro Dollar Futures	Chicago Mercantile	March 2014	USD	248,925	(52)
9	90-Day Euro Dollar Futures	Chicago Mercantile	June 2015	USD	2,227,163	(1,820)
4	90-Day Euro Dollar Futures	Chicago Mercantile	September 2015	USD	987,550	(84)
4	90-Day Euro Dollar Futures	Chicago Mercantile	December 2015	USD	985,000	(2,259)
4	90-Day Euro Dollar Futures	Chicago Mercantile	March 2016	USD	982,350	(3,159)
(5)	90-Day Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(1,224,688)	(484)
(41)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	(4,962,922)	11,220
(40)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	(5,062,500)	(4,436)
Total						$(100,630)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	89

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Exchange-traded option purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar (2 Year) Mid-Curve	Call	USD	98.88	9/13/13	59	$18,438

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	3.25%	Pay	3-month LIBOR	2/01/16	USD	1,800	$128,735
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	600	25,811
Total									$154,546

•	Exchange-traded option written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar (2 Year) Mid-Curve	Call	USD	99.13	9/13/13	118	$(9,588)

•	Over-the-counter interest rate swaptions written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	500	$(1,030)
	Bank of America
5-Year Interest Rate Swap	N.A.	Call	1.00%	Pay	3-month LIBOR	7/10/14	USD	1,200	(957)
	Bank of America
5-Year Interest Rate Swap	N.A.	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	1,400	(1,120)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.40%	Pay	3-month LIBOR	2/17/15	USD	3,600	(11,789)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	500	(8,344)
	Bank of America
5-Year Interest Rate Swap	N.A.	Put	2.00%	Receive	3-month LIBOR	7/10/14	USD	1,200	(27,746)
	Bank of America
5-Year Interest Rate Swap	N.A.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	1,400	(32,420)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.40%	Receive	3-month LIBOR	2/17/15	USD	3,600	(101,939)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,200	(20,376)
Total									$(205,721)

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	USD	1,100	$6,638
0.40%[2]	3-month LIBOR	JPMorgan Chase Bank N.A.	4/05/15	USD	13,600	12,639
0.36%[2]	3-month LIBOR	Deutsche Bank AG	5/10/15	USD	13,500	30,333
0.57%[2]	3-month LIBOR	Chicago Mercantile	6/25/15	USD	12,200	(15,036)
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	1,300	55,849
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	3,600	(54,852)
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	1,600	(24,379)
1.04%[1]	3-month LIBOR	Deutsche Bank AG	2/21/18	USD	3,900	(55,815)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	7,991
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	8,984
2.06%[1]	3-month LIBOR	BNP Paribas S.A.	2/05/23	USD	600	(25,037)
1.98%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	4/05/23	USD	2,700	(150,104)
2.12%[2]	3-month LIBOR	Deutsche Bank AG	5/16/23	USD	2,700	127,042
2.28%[1]	3-month LIBOR	Deutsche Bank AG	6/03/23	USD	700	(23,883)
2.27%[1]	3-month LIBOR	Chicago Mercantile	6/10/23	USD	500	(20,123)
2.38%[1]	3-month LIBOR	Chicago Mercantile	6/13/23	USD	600	(15,849)
2.37%[2]	3-month LIBOR	Chicago Mercantile	6/21/23	USD	2,100	59,359

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Interest rate swaps outstanding as of June 30, 2013 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.85%[2]	3-month LIBOR	Bank of America N.A.	2/09/42	USD	100	$9,781
3.03%[2]	3-month LIBOR	Credit Suisse International	2/19/43	USD	200	13,372
2.82%[2]	3-month LIBOR	Credit Suisse International	4/17/43	USD	800	89,614
2.81%[2]	3-month LIBOR	Citibank N.A.	4/25/43	USD	1,200	138,737
2.77%[2]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	800	98,554
3.07%[2]	3-month LIBOR	Citibank N.A.	5/17/43	USD	1,300	86,082
3.09%[2]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	600	38,289
Total						$398,186

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	Total return swaps outstanding as of June 30, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	527	$(1,410)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	496	9,186
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/39	USD	62	958
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/39	USD	573	616
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/39	USD	527	11,561
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/39	USD	108	2,228
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	806	12,707
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	604	11,395
Total						$47,241

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments or derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	91

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,189,491	—	$2,189,491
Corporate Bonds	—	6,553,930	—	6,553,930
Foreign Agency Obligations	—	2,402,839	—	2,402,839
Foreign Government Obligations	—	270,088	—	270,088
Non-Agency Mortgage-Backed Securities	—	1,853,307	—	1,853,307
U.S. Government Sponsored Agency Securities	—	156,954,252	—	156,954,252
U.S. Treasury Obligations	—	27,778,354	—	27,778,354
Short-Term Securities:
Money Market Fund	$4,160,613	—	—	4,160,613
Options Purchased:
Interest Rate Contracts	18,438	154,546	—	172,984
Liabilities:
Investments:
TBA Sale Commitments	—	(108,646,362)	—	(108,646,362)

Total	$4,179,051	$89,510,445	—	$93,689,496

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$31,790	$831,915	—	$863,705
Liabilities:
Interest rate contracts	(142,008)	(592,209)	—	(734,217)

Total	$(110,218)	$239,706	—	$129,488

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash pledged for financial futures contracts	$111,000	—	—	$111,000
Cash pledged as collateral for over-the-counter swaps	195,000	—	—	195,000
Cash pledged for centrally cleared swaps	100,000	—	—	100,000
Liabilities:
Bank overdraft	—	$(16,084)	—	(16,084)

Total	$406,000	$(16,084)	—	$389,916

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Assets
Investments at value — unaffiliated[2,3]	$610,394,737	$131,606,938	$263,170,147	$45,215,547
Investments at value — affiliated[4]	7,518,850	3,307,252	1,244,118	2,974,042
Cash	—	—	113,726	—
Cash pledged for financial futures contracts	—	—	—	130,000
Cash pledged for centrally cleared swaps	10,000	—	50,000	—
Foreign currency at value[5]	77,541	—	401,666	9,425
Variation margin receivable	8,359	—	76,383	11,600
Investments sold receivable	2,020,549	1,566,465	3,441,520	950,542
Receivable for reverse repurchase agreements	40,166,787	—	—	—
TBA sale commitments receivable	57,886,601	—	—	—
Swap premiums paid	16,540	—	—	3,580
Unrealized appreciation on foreign currency exchange contracts	79,462	—	490,119	935
Unrealized appreciation on swaps	1,383,569	—	109,297	5,282
Capital shares sold receivable	—	—	422,401	—
Interest receivable	1,391,867	—	571,911	639,846
Dividends receivable	323,676	72,576	359,234	1,145
Receivable from Manager	47,656	11,670	27,490	6,355
Securities lending income receivable — affiliated	—	517	164	—
Prepaid expenses	440	262	6,853	945
Other assets	119,981	—	10,189	—

Total assets	721,446,615	136,565,680	270,495,218	49,949,244

Liabilities
Bank overdraft	116,603	—	192,797	280,333
Options written at value[6]	—	—	429,654	—
Investments sold short at value[7]	—	—	202,503	—
Borrowed bonds at value[8]	2,275,857	—	—	—
TBA sale commitments at value[9]	57,601,650	—	—	—
Reverse repurchase agreements	49,693,431	—	—	4,404,420
Cash received as collateral for over-the-counter swaps	600,000	—	800,000	—
Collateral on securities loaned at value	—	1,483,490	383,695	—
Variation margin payable	105,158	—	20,815	—
Investments purchased payable	68,400,667	2,095,993	1,380,791	1,189,123
Payable for reverse repurchase agreements	40,166,787	—	—	—
Swap premiums received	67,786	—	156,738	141,167
Unrealized depreciation on foreign currency exchange contracts	4,188	—	298,697	—
Unrealized depreciation on swaps	246,586	—	123,777	14,969
Capital shares redeemed payable	131,033	38,559	35,326	33,278
Income dividends payable	—	—	—	224,175
Investment advisory fees payable	150,445	39,538	79,864	1,726
Other affiliates payable	4,249	1,251	2,431	421
Officer’s and Directors’ fees payable	168	—	—	—
Other accrued expenses payable	187,322	45,204	115,625	33,110

Total liabilities	219,751,930	3,704,035	4,222,713	6,322,722

Net Assets	$501,694,685	$132,861,645	$266,272,505	$43,626,522

Net Assets Consist of
Paid-in capital	$456,870,463	$122,957,213	$255,880,920	$49,286,251
Undistributed net investment income	5,177,669	186,899	2,222,309	74,167
Accumulated net realized loss	(9,187,399)	(6,026,156)	(6,910,836)	(5,796,702)
Net unrealized appreciation/depreciation	48,833,952	15,743,689	15,080,112	62,806

Net Assets	$501,694,685	$132,861,645	$266,272,505	$43,626,522

Shares outstanding, $0.10 par value[10]	30,317,724	4,307,311	16,947,536	7,995,535

Net asset value, offering and redemption price per share	$16.55	$30.85	$15.71	$5.46

[1] Consolidated Statements of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$563,576,235	$115,863,249	$248,040,962	$45,139,805
[3] Securities loaned at value	—	$1,446,261	$327,766	—
[4] Investments at cost — affiliated	$7,518,850	$3,307,252	$1,498,480	$2,974,042
[5] Foreign currency at cost	$77,411	—	$402,974	$9,353
[6] Premiums received	—	—	$498,999	—
[7] Proceeds from investments sold short	—	—	$164,052	—
[8] Proceeds from borrowed bonds	$2,383,180	—	—	—
[9] Proceeds from TBA sale commitments	$57,778,124	—	—	—
[10] Authorized shares	300 million	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	93

Statements of Assets and Liabilities (concluded)

June 30, 2013 (Unaudited)	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1,2]	$157,237,797	$150,975,099	$122,644,553	$198,175,245
Investments at value — affiliated[3]	2,095,764	—	—	4,160,613
Repurchase agreements at value[4]	—	7,073,000	—	—
Cash	—	595	3,617,758	—
Cash pledged for financial futures contracts	—	—	—	111,000
Cash pledged as collateral for over-the-counter swaps	—	—	—	195,000
Cash pledged for centrally cleared swaps	—	—	10,000	100,000
Foreign currency at value[5]	—	—	30,850	—
Variation margin receivable	—	—	2,149	18,955
Investments sold receivable	216,150	—	863,636	785,625
TBA sale commitments receivable	—	—	24,946,382	108,632,176
Receivable for reverse repurchase agreements	—	—	18,189,882	12,453,700
Swap premiums paid	—	—	7,790	240
Unrealized appreciation on foreign currency exchange contracts	—	—	32,619	—
Unrealized appreciation on swaps	—	—	550,957	772,556
Interest receivable	—	137,398	591,630	358,431
Dividends receivable	157,023	—	—	316
Receivable from Manager	16,275	14,658	2,705	13,026
Securities lending income receivable — affiliated	251	—	—	—
Swaps receivable	—	—	—	115,456
Prepaid expenses	701	520	—	—
Other assets	—	—	37,069	227,272

Total assets	159,723,961	158,201,270	171,527,980	326,119,611

Liabilities
Bank overdraft	—	—	—	16,084
Options written at value[6]	—	—	—	215,309
Borrowed bonds at value[7]	—	—	831,758	—
TBA sale commitments at value[8]	—	—	24,887,883	108,646,362
Reverse repurchase agreements	—	—	21,207,446	—
Collateral on securities loaned at value	899,910	—	—	—
Variation margin payable	—	—	57,855	6,785
Investments purchased payable	202,708	—	31,335,916	115,934,237
Payable for reverse repurchase agreements	—	—	18,189,882	12,453,700
Swap premiums received	—	—	30,654	25,166
Unrealized depreciation on foreign currency exchange contracts	—	—	1,812	—
Unrealized depreciation on swaps	—	—	115,846	335,480
Income dividends payable	—	—	185,862	167,186
Capital shares redeemed payable	160,008	443,022	175,766	63,892
Investment advisory fees payable	47,587	17,786	—	15,275
Swaps payable	—	—	—	1,100,092
Other affiliates payable	1,286	1,652	750	905
Other accrued expenses payable	50,870	25,923	70,642	53,242

Total liabilities	1,362,369	488,383	97,092,072	239,033,715

Net Assets	$158,361,592	$157,712,887	$74,435,908	$87,085,896

Net Assets Consist of
Paid-in capital	$146,804,658	$157,709,400	$79,529,743	$90,150,814
Undistributed (distributions in excess of) net investment income	1,047,220	—	(289,727)	(181,426)
Accumulated net realized gain (loss)	(15,605,699)	3,487	(4,125,701)	(795,102)
Net unrealized appreciation/depreciation	26,115,413	—	(678,407)	(2,088,390)

Net Assets	$158,361,592	$157,712,887	$74,435,908	$87,085,896

Shares outstanding, $0.10 par value[9]	6,788,662	157,709,400	6,540,136	8,060,984

Net asset value, offering and redemption price per share	$23.33	$1.00	$11.38	$10.80

[1] Investments at cost — unaffiliated	$131,122,384	$150,975,099	$124,165,636	$200,565,610
[2] Securities loaned at value	$878,412	—	—	—
[3] Investments at cost — affiliated	$2,095,674	—	—	$4,160,613
[4] Repurchase agreements at cost	—	$7,073,000	—	—
[5] Foreign currency at cost	—	—	$30,597	—
[6] Premiums received	—	—	—	$186,675
[7] Proceeds from borrowed bond agreements	—	—	$876,393	—
[8] Proceeds from TBA sale commitments	—	—	$24,946,382	$108,632,176
[9] Authorized shares	100 million	2 billion	100 million	100 million

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Investment Income
Interest	$3,342,764	—	$992,291	$1,611,999
Dividends — unaffiliated	2,693,913	$485,460	2,280,164	28,252
Foreign taxes withheld	(9,140)	—	(121,186)	—
Dividends — affiliated	2,629	202	41	177
Securities lending — affiliated — net	—	22,212	765	—

Total income	6,030,166	507,874	3,152,075	1,640,428

Expenses
Investment advisory	912,227	238,261	489,140	88,661
Transfer agent	285,535	74,860	160,685	29,591
Accounting services	74,913	16,608	40,251	22,704
Custodian	45,852	8,679	98,499	9,321
Professional	39,034	22,642	33,166	25,958
Printing	17,406	7,258	11,173	5,348
Officer and Directors	12,544	9,322	10,664	8,816
Miscellaneous	16,788	4,129	8,587	3,858

Total expenses excluding dividend expense, interest expense and stock loan fees	1,404,299	381,759	852,165	194,257
Dividend expense	—	—	1,527	—
Interest expense	29,586	—	648	1,246
Stock loan fees	—	—	468	—

Total expenses	1,433,885	381,759	854,808	195,503
Less fees waived by Manager	(2,326)	(333)	(88)	(43,362)
Less transfer agent fees reimbursed	(181,577)	(44,791)	(104,520)	(27,057)

Total expenses after fees waived and/or reimbursed	1,249,982	336,635	750,200	125,084

Net investment income	4,780,184	171,239	2,401,875	1,515,344

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	17,778,152	18,662,068	3,871,100	1,071,486
Financial futures contracts	1,419,272	—	(73,286)	(71,368)
Foreign currency transactions	64,304	—	614,974	2,317
Options written	(49,968)	—	471,591	—
Investments sold short	(34,821)	—	30	269
Swaps	(72,482)	—	(36,978)	36,271
Borrowed bonds	(823,310)	—	—	—

	18,281,147	18,662,068	4,847,431	1,038,975

Net change in unrealized appreciation/depreciation on:
Investments	8,231,638	(8,006,588)	5,113,457	(1,267,451)
Financial futures contracts	88,321	—	28,291	(3,241)
Foreign currency translations	(3,926)	—	29,001	(88)
Options written	—	—	69,345	—
TBA sale commitments	210,285	—	—	—
Swaps	1,210,089	—	(33,944)	(15,535)
Investments sold short	—	—	(171,580)	—
Borrowed bonds	107,323	—	—	—

	9,843,730	(8,006,588)	5,034,570	(1,286,315)

Total realized and unrealized gain	28,124,877	10,655,480	9,882,001	(247,340)

Net Increase in Net Assets Resulting from Operations	$32,905,061	$10,826,719	$12,283,876	$1,268,004

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	95

Statements of Operations (concluded)

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$1,328,129	—	—	—
Foreign taxes withheld	(4,651)	—	—	—
Dividends — affiliated	665	—	—	$2,741
Interest	—	$212,495	$1,326,781	968,788
Securities lending — affiliated — net	768	—	—	—

Total income	1,324,911	212,495	1,326,781	971,529

Expenses
Investment advisory	284,739	290,065	141,390	168,127
Transfer agent	84,868	58,169	50,475	61,608
Professional	22,398	20,826	30,904	32,871
Accounting services	18,531	23,197	29,729	20,161
Custodian	11,383	6,528	26,087	20,655
Officer and Directors	9,510	9,640	8,947	9,133
Printing	7,740	8,136	5,879	6,337
Miscellaneous	4,461	4,738	10,422	5,042

Total expenses excluding interest expense	443,630	421,299	303,833	323,934
Interest expense	—	—	7,700	—

Total expenses	443,630	421,299	311,533	323,934
Less fees waived by Manager	(1,000)	(153,196)	(58,778)	(31,024)
Less transfer agent fees reimbursed	(55,405)	(55,631)	(47,941)	(59,074)

Total expenses after fees waived and/or reimbursed	387,225	212,472	204,814	233,836

Net investment income	937,686	23	1,121,967	737,693

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	8,774,228	3,124	443,982	(1,031,884)
Financial futures contracts	—	—	651,952	188,163
Foreign currency transactions	—	—	20,922	—
Options written	—	—	(5,543)	(54,286)
Securities sold short	—	—	675	193,356
Swaps	—	—	(31,195)	71,861
Borrowed bonds	—	—	(403,042)	—

	8,774,228	3,124	677,751	(632,790)

Net change in unrealized appreciation/depreciation on:
Investments	9,157,811	—	(4,271,726)	(3,062,922)
Financial futures contracts	—	—	100,203	(134,390)
Foreign currency translations	—	—	43,462	—
Options written	—	—	(4,285)	(74,011)
TBA sale commitments	—	—	69,870	11,497
Swaps	—	—	482,733	453,195
Borrowed bond agreements	—	—	44,490	—

	9,157,811	—	(3,535,253)	(2,806,631)

Total realized and unrealized gain (loss)	17,932,039	3,124	(2,857,502)	(3,439,421)

Net Increase in Net Assets Resulting from Operations	$18,869,725	$3,147	$(1,735,535)	$(2,701,728)

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$4,780,184	$11,914,333	$171,239	$1,515,671
Net realized gain	18,281,147	20,021,938	18,662,068	7,828,123
Net change in unrealized appreciation/depreciation	9,843,730	20,128,509	(8,006,588)	9,178,704

Net increase in net assets resulting from operations	32,905,061	52,064,780	10,826,719	18,522,498

Dividends to Shareholders From
Net investment income	—	(11,476,925)[1]	—	(1,541,561)[1]

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(28,202,116)	(43,447,542)	(8,650,354)	(18,605,951)

Net Assets
Total increase (decrease) in net assets	4,702,945	(2,859,687)	2,176,365	(1,625,014)
Beginning of period	496,991,740	499,851,427	130,685,280	132,310,294

End of period	$501,694,685	$496,991,740	$132,861,645	$130,685,280

Undistributed net investment income	$5,177,669	$397,485	$186,899	$15,660

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	97

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,401,875	$4,742,797	$1,515,344	$3,324,059
Net realized gain (loss)	4,847,431	(8,473,492)	1,038,975	2,253,521
Net change in unrealized appreciation/depreciation	5,034,570	30,987,171	(1,286,315)	1,797,417

Net increase in net assets resulting from operations	12,283,876	27,256,476	1,268,004	7,374,997

Dividends to Shareholders From
Net investment income	—	(3,750,010)[2]	(1,565,667)	(3,317,575)[2]

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(14,898,949)	(27,171,531)	(5,831,857)	(1,105,318)

Net Assets
Total increase (decrease) in net assets	(2,615,073)	(3,665,065)	(6,129,520)	2,952,104
Beginning of period	268,887,578	272,552,643	49,756,042	46,803,938

End of period	$266,272,505	$268,887,578	$43,626,522	$49,756,042

Undistributed (accumulated) net investment income (loss)	$2,222,309	$(179,566)	$74,167	$124,490

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$937,686	$2,609,433	$23	$64
Net realized gain	8,774,228	10,231,344	3,124	4,312
Net change in unrealized appreciation/depreciation	9,157,811	5,981,630	—	—

Net increase in net assets resulting from operations	18,869,725	18,822,407	3,147	4,376

Dividends and Distributions to Shareholders From
Net investment income	—	(2,622,450)[1]	(23)	(64)[1]
Net realized gain	—	—	—	(4,558)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(2,622,450)	(23)	(4,622)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(11,919,425)	(14,738,794)	(5,637,119)	(31,713,935)

Net Assets
Total increase (decrease) in net assets	6,950,300	1,461,163	(5,633,995)	(31,714,181)
Beginning of period	151,411,292	149,950,129	163,346,882	195,061,063

End of period	$158,361,592	$151,411,292	$157,712,887	$163,346,882

Undistributed net investment income	$1,047,220	$109,534	—	—

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	99

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,121,967	$2,742,146	$737,693	$1,938,847
Net realized gain	677,751	2,355,442	(632,790)	2,242,501
Net change in unrealized appreciation/depreciation	(3,535,253)	1,307,606	(2,806,631)	(1,515,561)

Net increase (decrease) in net assets resulting from operations	(1,735,535)	6,405,194	(2,701,728)	2,665,787

Dividends and Distributions to Shareholders From
Net investment income	(1,281,876)	(2,989,170)[1]	(1,173,038)	(2,245,064)[1]
Net realized gain	—	—	—	(2,860,955)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,281,876)	(2,989,170)	(1,173,038)	(5,106,019)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,899,894)	(4,394,516)	(8,531,377)	(5,957,996)

Net Assets
Total decrease in net assets	(8,917,305)	(978,492)	(12,406,143)	(8,398,228)
Beginning of period	83,353,213	84,331,705	99,492,039	107,890,267

End of period	$74,435,908	$83,353,213	$87,085,896	$99,492,039

Undistributed (distributions in excess of) net investment income	$(289,727)	$(129,818)	$(181,426)	$253,919

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Statement of Cash Flows

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Total Return Portfolio

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations:	$(1,735,535)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged for centrally cleared swaps	(10,000)
Decrease in swaps receivable	12,153
Increase in interest receivable	(21,789)
Decrease in TBA sale commitments receivable	2,808,759
Decrease in variation margin receivable	52,699
Decrease in principal paydowns receivable	9,290
Decrease in receivable from Manager	1,883
Decrease in prepaid expenses	480
Increase in other assets	(37,069)
Decrease in swaps payable	(17,358)
Increase in variation margin payable	57,855
Decrease in TBA sale commitments at value	(2,878,629)
Increase in other affiliates payable	480
Decrease in Officer’s and Directors’ fees payable	(1,337)
Decrease in interest expense payable	(656)
Decrease in other accrued expenses payable	(18,420)
Net realized and unrealized gain (loss) on investments, options written, swaps, borrowed bonds and foreign currency translations	3,669,430
Net periodic and termination payment on swaps	588
Premiums received from options written	7,976
Premiums paid on closing options written	(26,598)
Amortization of premium and accretion of discount on investments	111,714
Proceeds from sales of long-term investments and principal paydowns	305,314,056
Proceeds from borrowed bond transactions	1,410,082
Payments from borrowed bond transactions	(686,937)
Purchases of long-term investments	(299,223,184)
Net payments from purchases of short-term securities	(737,591)

Cash provided by operating activities	8,062,342

Cash Used For Financing Activities
Net cash receipts from reverse repurchase agreements and treasury roll transactions	1,383,613
Cash receipts from subscriptions	1,626,468
Cash payments on redemptions	(8,760,004)

Net cash used for financing activities	(5,749,923)

Cash Impact from foreign exchange fluctuations
Cash impact from foreign exchange fluctuations	176

Cash and Foreign Currency
Net increase in cash	2,312,595
Cash and foreign currency at beginning of period	1,336,013

Cash and foreign currency at end of period	$3,648,608

Cash Flow Information
Reinvestment of dividends and distributions	$1,310,007
Cash paid during the period for interest.	$8,356

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	101

Financial Highlights	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.51	$14.33	$14.09	$13.20	$11.43	$16.25

Net investment income[1]	0.05	0.36	0.37	0.33	0.34	0.43
Net realized and unrealized gain (loss)	0.99	1.19	0.28	0.90	1.79	(4.80)

Net increase (decrease) from investment operations	1.04	1.55	0.65	1.23	2.13	(4.37)

Dividends from net investment income	—	(0.37)[2]	(0.41)[2]	(0.34)[2]	(0.36)[2]	(0.45)[2]

Net asset value, end of period	$16.55	$15.51	$14.33	$14.09	$13.20	$11.43

Total Investment Return[3]
Based on net asset value	6.71%[4]	10.79%	4.58%	9.37%	18.64%	(26.84)%

Ratios to Average Net Assets
Total expenses	0.57%[5]	0.55%	0.45%	0.51%	0.46%	0.50%

Total expenses after fees waived	0.49%[5]	0.48%	0.44%	0.51%	0.46%	0.50%

Total expenses after fees waived and excluding interest expense	0.48%[5]	0.47%	0.44%	0.44%	0.45%	0.42%

Net investment income	1.88%[5]	2.36%	2.55%	2.42%	2.84%	2.99%

Supplemental Data
Net assets, end of period (000)	$501,695	$496,992	$499,851	$531,480	$549,968	$524,698

Portfolio turnover	155%[6]	499%[7]	612%[8]	705%[9]	461%[10]	383%[11]

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 398%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 415%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 548%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 335%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 283%.

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$28.43	$25.13	$27.72	$23.20	$16.99	$28.05

Net investment income[1]	0.04	0.31	0.17	0.12	0.14	0.17
Net realized and unrealized gain (loss)	2.38	3.33	(2.57)	4.53	6.22	(11.06)

Net increase (decrease) from investment operations	2.42	3.64	(2.40)	4.65	6.36	(10.89)

Dividends from net investment income	—	(0.34)[2]	(0.19)[2]	(0.13)[2]	(0.15)[2]	(0.17)[2]

Net asset value, end of period	$30.85	$28.43	$25.13	$27.72	$23.20	$16.99

Total Investment Return[3]
Based on net asset value	8.51%[4]	14.48%	(8.66)%	20.04%	37.40%	(38.81)%

Ratios to Average Net Assets
Total expenses	0.58%[5]	0.56%	0.45%	0.46%	0.49%	0.44%

Total expenses after fees waived	0.51%[5]	0.50%	0.44%	0.46%	0.49%	0.44%

Net investment income	0.26%[5]	1.11%	0.62%	0.50%	0.72%	0.71%

Supplemental Data
Net assets, end of period (000)	$132,862	$130,685	$132,310	$176,451	$158,633	$127,953

Portfolio turnover	105%	61%	79%	74%	81%	116%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	103

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2013 (Unaudited)[1]	Year Ended December 31,
		2012[1]	2011[1]	2010[1]	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.03	$13.80	$15.59	$14.32	$11.97	$17.95

Net investment income[2]	0.14	0.25	0.33	0.31	0.34	0.38
Net realized and unrealized gain (loss)	0.54	1.19	(0.86)	1.17	2.35	(4.14)

Net increase (decrease) from investment operations	0.68	1.44	(0.53)	1.48	2.69	(3.76)

Dividends and distributions from:
Net investment income	—	(0.21)[3]	(1.05)[3]	(0.21)[3]	(0.28)[3]	(1.00)[3]
Tax return of capital	—	—	(0.21)[3]	—	—	(1.22)[3]
Net realized gain	—	—	—	—	(0.06)[3]	—

Total dividends and distributions	—	(0.21)	(1.26)	(0.21)	(0.34)	(2.22)

Net asset value, end of period	$15.71	$15.03	$13.80	$15.59	$14.32	$11.97

Total Investment Return[4]
Based on net asset value	4.53%[5]	10.46%	(3.39)%	10.31%	22.59%	(20.75)%

Ratios to Average Net Assets
Total expenses	0.63%[6]	0.61%	0.47%	0.48%	0.53%	0.60%

Total expenses after fees waived	0.55%[6]	0.53%	0.44%	0.48%	0.51%	0.55%

Total expenses after fees waived and excluding dividend expense, interest expense and stock loan fees	0.55%[6]	0.53%	0.44%	0.48%	0.50%	0.50%

Net investment income	1.77%[6]	1.73%	2.04%	2.16%	2.63%	2.31%

Supplemental Data
Net assets, end of period (000)	$266,273	$268,888	$272,553	$496,728	$298,192	$256,591

Portfolio turnover	23%	44%	65%	40%	39%	53%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.50	$5.06	$5.33	$4.96	$3.56	$5.47

Net investment income[1]	0.17	0.36	0.38	0.40	0.43	0.43
Net realized and unrealized gain (loss)	(0.02)	0.43	(0.27)	0.37	1.39	(1.91)

Net increase (decrease) from investment operations	0.15	0.79	0.11	0.77	1.82	(1.48)

Dividends from net investment income	(0.19)	(0.35)[2]	(0.38)[2]	(0.40)[2]	(0.42)[2]	(0.43)[2]

Net asset value, end of period	$5.46	$5.50	$5.06	$5.33	$4.96	$3.56

Total Investment Return[3]
Based on net asset value	2.45%[4]	16.17%	2.04%	16.20%	53.68%	(28.61)%

Ratios to Average Net Assets
Total expenses	0.79%[5]	0.82%	0.66%	0.67%	0.73%	0.66%

Total expenses after fees waived	0.51%[5]	0.50%	0.50%	0.50%	0.49%	0.50%

Total expenses after fees waived and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.49%	0.50%

Net investment income	6.15%[5]	6.72%	7.18%	7.84%	9.91%	8.83%

Supplemental Data
Net assets, end of period (000)	$43,627	$49,756	$46,804	$53,222	$50,103	$31,058

Portfolio turnover	68%	102%	96%	121%	107%	53%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	105

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.70	$18.65	$18.42	$16.98	$14.02	$23.58

Net investment income[1]	0.13	0.34	0.25	0.22	0.23	0.24
Net realized and unrealized gain (loss)	2.50	2.07	0.23	1.49	2.98	(9.21)

Net increase (decrease) from investment operations.	2.63	2.41	0.48	1.71	3.21	(8.97)

Dividends and distributions from:
Net investment income	—	(0.36)[2]	(0.25)[2]	(0.27)[2]	(0.25)[2]	(0.23)[2]
Net realized gain	—	—	—	—	—	(0.36)[2]

Total dividends and distributions	—	(0.36)	(0.25)	(0.27)	(0.25)	(0.59)

Net asset value, end of period.	$23.33	$20.70	$18.65	$18.42	$16.98	$14.02

Total Investment Return[3]
Based on net asset value	12.71%[4]	12.95%	2.61%	10.09%	22.90%	(37.95)%

Ratios to Average Net Assets
Total expenses.	0.56%[5]	0.56%	0.44%	0.45%	0.47%	0.45%

Total expenses after fees waived.	0.49%[5]	0.48%	0.44%	0.45%	0.47%	0.44%

Net investment income	1.18%[5]	1.69%	1.32%	1.27%	1.54%	1.22%

Supplemental Data
Net assets, end of period (000)	$158,362	$151,411	$149,950	$162,198	$167,566	$159,086

Portfolio turnover	22%	115%	104%	143%	150%	104%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Money Market Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0030	0.0278
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0030	0.0278

Dividends and distributions from:
Net investment income	(0.0000)[2]	(0.0000)[2]	(0.0000)[2]	(0.0000)[2]	(0.0031)	(0.0278)
Net realized gain	—	(0.0000)[2]	(0.0000)[2]	(0.0001)	(0.0000)[2]	—

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0031)	(0.0278)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[3]
Total investment return	0.00%[4]	0.00%	0.00%	0.01%	0.32%	2.83%

Ratios to Average Net Assets
Total expenses	0.52%[5]	0.50%	0.43%	0.43%	0.48%	0.43%

Total expenses after fees waived	0.26%[5]	0.29%	0.29%	0.35%	0.45%	0.43%

Net investment income	0.00%[5]	0.00%	0.00%	0.00%	0.32%	2.77%

Supplemental Data
Net assets, end of period (000)	$157,713	$163,347	$195,061	$215,910	$263,584	$312,788

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	107

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.83	$11.37	$11.17	$10.79	$9.94	$11.37

Net investment income[1]	0.17	0.38	0.47	0.49	0.55	0.54
Net realized and unrealized gain (loss)	(0.48)	0.49	0.22	0.41	0.88	(1.42)

Net increase (decrease) from investment operations	(0.31)	0.87	0.69	0.90	1.43	(0.88)

Dividends from net investment income	(0.14)	(0.41)[2]	(0.49)[2]	(0.52)[2]	(0.58)[2]	(0.55)[2]

Net asset value, end of period	$11.38	$11.83	$11.37	$11.17	$10.79	$9.94

Total Investment Return[3]
Based on net asset value	(2.23)%[4]	7.78%	6.34%	8.51%	14.81%	(7.77)%

Ratios to Average Net Assets
Total expenses	0.79%[5]	0.80%	0.60%	0.72%	0.62%	0.57%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%[5]	0.52%	0.53%	0.63%	0.52%	0.54%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.85%[5]	3.25%	4.28%	4.42%	5.35%	5.03%

Supplemental Data
Net assets, end of period (000)	$74,436	$83,353	$84,332	$88,885	$91,555	$106,108

Portfolio turnover	483%[6]	952%[7]	1,237%[8]	1,353%[9]	847%[10]	871%[11]

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 425%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 731%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 793%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,009%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 568%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 607%.

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.27	$11.56	$11.26	$11.02	$11.75	$11.15

Net investment income[1]	0.13	0.22	0.29	0.42	0.43	0.39
Net realized and unrealized gain (loss)	(0.50)	0.07	0.43	0.52	(0.62)	0.49

Net increase (decrease) from investment operations	(0.37)	0.29	0.72	0.94	(0.19)	0.88

Dividends and distributions from:
Net investment income	(0.10)	(0.25)[2]	(0.31)[2]	(0.44)[2]	(0.51)[2]	(0.28)[2]
Net realized gain	—	(0.33)[2]	(0.11)[2]	(0.26)[2]	(0.03)[2]	—

Total dividends and distributions	(0.10)	(0.58)	(0.42)	(0.70)	(0.54)	(0.28)

Net asset value, end of period	$10.80	$11.27	$11.56	$11.26	$11.02	$11.75

Total Investment Return[3]
Based on net asset value	(2.97)%[4]	2.55%	6.54%	8.67%	(1.61)%	8.01%

Ratios to Average Net Assets
Total expenses.	0.69%[5]	0.67%	0.53%	0.62%	0.53%	0.67%

Total expenses after fees waived	0.50%[5]	0.50%	0.50%	0.58%	0.51%	0.67%

Total expenses after fees waived and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.49%	0.48%

Net investment income	2.32%[5]	1.86%	2.62%	3.72%	3.76%	3.47%

Supplemental Data
Net assets, end of period (000)	$87,086	$99,492	$107,890	$115,419	$124,496	$147,878

Portfolio turnover	855%[6]	1,572%[7]	2,756%[8]	3,128%[9]	2,598%[10]	6,059%[11]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 724%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,194%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,937%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 2,373%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,947%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 5,555%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	109

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Funds” or individually as a “Fund”). The Company is organized as a Maryland corporation. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio:

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-

backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Certain Funds value their investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

110	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

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Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at NAV. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio, dividends from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains, if any, on investments are paid at least annually and recorded on ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple

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segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in

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obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults, a Fund could experience losses if the fair value of the collateral declines, as well as delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the

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value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Fund on an accrual basis. A Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Fund. If the interest expense exceeds the income earned, a Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and a Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Fund may also experience delays in gaining access to the collateral.

Repurchase agreements, reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by a Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, repledge, or use the collateral associated with the transactions. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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The following tables are a summary of the Funds’ open borrowed bond agreements and repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Borrowed Bond Agreements	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
BlackRock Balanced Capital Portfolio
Credit Suisse Securities (USA) LLC	$2,404,428	—	$(2,275,857)	—	$128,571

BlackRock Money Market Portfolio
Deutsche Bank Securities, Inc.	—	$2,373,000	$(2,373,000)	—	—
Goldman Sachs & Co.	—	3,000,000	(3,000,000)	—	—
Mizuho Securities USA, Inc.	—	1,700,000	(1,700,000)	—	—

Total	—	$7,073,000	$(7,073,000)	—	—

BlackRock Total Return Portfolio
Credit Suisse Securities (USA) LLC	$866,779	—	$(831,758)	—	$35,021

The following tables are a summary of the Funds’ outstanding reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount[4]
BlackRock Balanced Capital Portfolio
BNP Paribas Securities Corp	$12,508,046	$(12,301,096)	—	$206,950
Credit Suisse Securities (USA) LLC	9,943,729	(9,700,628)	—	243,101
Deutsche Bank Securities, Inc	6,644,156	(6,313,251)	—	330,905
Morgan Stanley & Co. LLC	20,597,500	(20,535,636)	—	61,864
Total	$49,693,431	$(48,850,611)	—	$842,820

BlackRock High Yield Portfolio
Deutsche Bank Securities, Inc	$4,404,420	$(4,404,420)	—	—

BlackRock Total Return Portfolio
BNP Paribas S.A	$3,716,383	$(3,716,383)	—	—
Credit Suisse Securities (USA) LLC	1,927,003	(1,919,952)	—	$7,051
Deutsche Bank Securities, Inc.	4,436,543	(4,310,279)	—	126,264
Morgan Stanley & Co. LLC	11,127,517	(11,093,911)	—	33,606
Total	$21,207,446	$(21,040,525)	—	$166,921

[1]

Collateral with a value of $7,374,104 has been received in connection with open repurchase agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Collateral with a value of $91,022,845, $4,863,169, $38,473,014 and $12,453,849, respectively, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the market value of the short sale. A Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operation. A Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Fund may receive interest on its cash collateral deposited with the broker-dealer. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security

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Notes to Financial Statements (continued)

involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following tables are a summary of the Funds’ open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

BlackRock Capital Appreciation Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$1,088,001	$(1,088,001)	—
Morgan Stanley	358,260	(358,260)	—

Total	$1,446,261	$(1,446,261)	—

BlackRock Global Allocation Portfolio
Counterparty
Citigroup Global Markets, Inc.	$7,076	$(7,076)	—
Credit Suisse Securities (USA) LLC	195,499	(195,499)	—
JP Morgan Securities LLC	65,735	(65,735)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	42,556	(42,556)	—
Morgan Stanley	12,645	(12,645)	—
UBS Securities LLC	4,255	(4,255)	—

Total	$327,766	$(327,766)	—

BlackRock Large Cap Core Portfolio
Counterparty
Credit Suisse Securities (USA) LLC	$878,412	$(878,412)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $1,483,490, $383,695 and $899,910, respectively, has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	117

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

118	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Swaps: Certain Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity

(e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward Interest Rate Swaps — Certain Funds enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, at a fixed or variable rate and commencing on a specified future effective date, unless terminated earlier.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	119

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of June 30, 2013
		Derivative Assets
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps; Investments at value — unaffiliated[2] ; swaps premiums paid	$2,083,627	$33,389	—	$891,724	$1,036,929
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	79,462	490,119	$935	32,619	—
Credit contracts	Unrealized appreciation on swaps; swaps premiums paid	114,137	44,492	8,862	49,505	—
Equity contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps[1] ; Investments at value — unaffiliated[2]	—	2,680,855	—	—	—
Total		$2,277,226	$3,248,855	$9,797	$973,848	$1,036,929

		Derivatives Liabilities
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfilio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps; Investments at value — unaffiliated[2] ; Swap premiums received	$476,766	$123,777	—	$179,051	$759,383
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	4,188	298,697	—	1,812	—
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	169,761	164,064	156,136	76,278	—
Equity contracts	Net unrealized appreciation/depreciation[1] ; Options written at value;	—	487,469	3,241	—	—
Total		$650,715	$1,074,007	$159,377	$257,141	$759,383

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

120	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2013
	Net Realized Gain (Loss) From
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$1,419,272	—	$69	$651,952	$188,163
Swaps	(63,173)	$(905)	—	(27,775)	71,861
Options[3]	6,400	11,205	—	(22,908)	(54,286)
Foreign currency exchange contracts:
Foreign currency transactions	(64,467)	1,722,692	653	(25,893)	—
Swaps
Options[3]	—	(69,580)	—	—	—
Credit contracts:
Swaps	(9,309)	(36,073)	36,271	(4,877)	—
Equity contracts:
Financial futures contracts	—	(73,286)	(71,437)	—	—
Swaps	—	—	—	1,457	—
Options[3]	(56,368)	529,966	—	17,365	—

Total	$1,232,355	$2,084,019	$(34,444)	$589,321	$205,738

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfilio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$88,321	—	—	$100,203	$(134,390)
Swaps	1,243,206	$(125,188)	—	503,325	453,195
Equity contracts:
Options[3]	(5,403)	21,283	—	(4,349)	44,411
Foreign currency exchange contracts:
Foreign currency translations	105,837	86,405	$857	44,355	—
Options[3]	—	74,771	—	—	(17,114)
Credit contracts:
Swaps	(77,076)	38,489	(15,535)	(37,654)	—
Equity contracts:
Financial futures contracts	—	28,291	(3,241)	—	—
Swaps	43,959	52,755	—	17,062	—
Options[3]	(46,154)	1,294,122	—	—	—

Total	$1,352,690	$1,470,928	$(17,919)	$622,942	$346,102

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	121

Notes to Financial Statements (continued)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Financial futures contracts:
Average number of contracts purchased	324	23	16	130	51
Average number of contracts sold	356	63	—	157	76
Average notional value of contracts purchased	$74,836,781	$2,396,531	$1,279,440	$25,203,596	$11,994,018
Average notional value of contracts sold	$47,872,392	$3,878,758	—	$24,289,130	$12,212,635
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	5	81	3	5	—
Average number of contracts — US dollars sold	2	16	—	2	—
Average US dollar amounts purchased	$7,306,554	$31,093,012	$109,872	$3,162,073	—
Average US dollar amounts sold	$1,936,859	$334,049,455	—	$917,490	—
Options:
Average number of option contracts purchased	138	1,998	—	56	30
Average number of option contracts written	73	499	—	16	59
Average notional value of option contracts purchased	$31,220,938	$18,172,500	—	$12,562,938	$7,292,400
Average notional value of option contracts written	$14,218,325	$3,952,275	—	$3,925,200	$14,621,675
Average number of swaption contracts purchased	2	1,414,037	1	2	—
Average number of swaption contracts written	—	96,020	—	—	—
Average notional value of swaption contracts purchased	$15,952,027	$88,613,498	$250,000	$6,348,011	—
Average notional value of swaption contracts written	—	$14,393,193	—	—	—
Credit default swaps:
Average number of contracts — buy protection	3	4	—	3	—
Average number of contracts — sell protection	3	—	9	3	—
Average notional value — buy protection	$2,443,000	$1,807,500	—	$1,055,000	—
Average notional value — sell protection	$1,726,000	—	$578,500	$728,000	—
Interest rate swaps:
Average number of contracts — pays fixed rate	12	3	8	13	12
Average number of contracts — receives fixed rate	3	8	2	3	10
Average notional value — pays fixed rate	$27,663,000	$4,579,929	$16,424,000	$8,487,000	$21,350,000
Average notional value — receives fixed rate	$900,000	$15,344,795	$600,000	$450,000	$41,792,500
Total return swaps:
Average number of contracts	4	1	—	4	4
Average notional value	$1,298,000	$4,500	—	$505,500	$1,851,500

Counterparty credit risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clear-

inghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of

122	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At June 30, 2013, certain Funds’ derivative assets and liabilities (by type) are as follows:

BlackRock Balanced Capital Portfolio	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$5,695	$105,158
Foreign currency exchange contracts	79,462	4,188
Swaps	1,403,447	315,046

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,488,604	424,392

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(9,033)	(105,832)

Total assets and liabilities subject to a MNA	$1,479,571	$318,560

BlackRock Global Allocation Portfolio
Derivative Financial Instruments:
Financial futures contracts	$55,883	$20,815
Foreign currency exchange contracts	490,119	298,697
Options[1]	2,550,297	429,654
Swaps	137,123	287,841

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,233,422	1,037,007

Derivatives not subject to a MNA	(159,574)	(183,572)

Total assets and liabilities subject to a MNA	$3,073,848	$853,435

BlackRock High Yield Portfolio
Derivative Financial Instruments:
Financial futures contracts	$11,600	—
Foreign currency exchange contracts	935	—
Swaps	8,862	$156,136

Total derivative assets and liabilities in the Statements of Assets and Liabilities	21,397	156,136

Derivatives not subject to a MNA	(11,600)	—

Total assets and liabilities subject to a MNA	$9,797	$156,136

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	123

Notes to Financial Statements (continued)

BlackRock Total Return Portfolio	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$2,136	$57,855
Foreign currency exchange contracts	32,619	1,812
Swaps	560,077	147,817

Total derivative assets and liabilities in the Statements of Assets and Liabilities	594,832	207,484

Derivatives not subject to a MNA	(3,466)	(59,328)

Total assets and liabilities subject to a MNA	$591,366	$148,156

Blackrock U.S. Government Bond Portfolio
Derivative Financial Instruments:
Financial futures contracts	$18,955	—
Options[1]	172,984	$215,309
Swaps	832,155	426,790

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,024,094	642,099

Derivatives not subject to a MNA	(96,992)	(75,732)

Total assets and liabilities subject to a MNA	$927,102	$566,367

[1]	Includes options purchased at value as reported in the Schedules of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by each Fund as of June 30, 2013:

BlackRock Balanced Capital Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A	$641,538	$(18,270)	—	$(600,000)	$23,268
Barclays Bank PLC	225,341	—	$(62,541)	—	162,800
Citibank N.A	44,434	(44,434)	—	—	—
Credit Suisse International	144,427	(59,146)	—	—	85,281
Deutsche Bank AG	309,081	(161,762)	—	—	147,319
JPMorgan Chase Bank N.A	114,750	—	—	—	114,750

Total	$1,479,571	$(283,612)	$(62,541)	$(600,000)	$533,418

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A	$18,270	$(18,270)	—	—	—
Citibank N.A	78,376	(44,434)	—	—	$33,942
Credit Suisse International	59,146	(59,146)	—	—	—
Deutsche Bank AG	161,762	(161,762)	—	—	—
Morgan Stanley Capital Services LLC	1,006	—	—	—	1,006

Total	$318,560	$(283,612)	—	—	$34,948

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

124	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

BlackRock Global Allocation Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$231,344	$(55,776)	—	—	$175,568
Barclays Bank PLC	62,468	(7,264)	—	—	55,204
BNP Paribas S.A.	394,328	(27,628)	—	—	366,700
Citibank N.A.	393,700	(159,755)	—	—	233,945
Credit Suisse International	150,614	(39,709)	—	—	110,905
Deutsche Bank AG	134,053	(94,737)	—	$(39,316)	—
Goldman Sachs International	830,210	(103,329)	—	(700,000)	26,881
JPMorgan Chase Bank N.A.	692,700	(228,770)	$(463,930)	—	—
Morgan Stanley Capital Services LLC	16,273	(16,273)	—	—	—
UBS AG	168,158	(78,384)	—	—	89,774

Total	$3,073,848	$(811,625)	$(463,930)	$(739,316)	$1,058,977

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$55,776	$(55,776)	—	—	—
Barclays Bank PLC	7,264	(7,264)	—	—	—
BNP Paribas S.A.	27,628	(27,628)	—	—	—
Citibank N.A.	159,755	(159,755)	—	—	—
Credit Suisse International	39,709	(39,709)	—	—	—
Deutsche Bank AG	94,737	(94,737)	—	—	—
Goldman Sachs International	103,329	(103,329)	—	—	—
JPMorgan Chase Bank N.A.	228,770	(228,770)	—	—	—
Morgan Stanley Capital Services LLC	58,083	(16,273)	—	—	$41,810
UBS AG	78,384	(78,384)	—	—	—

Total	$853,435	$(811,625)	—	—	$41,810

BlackRock High Yield Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$935	—	—	—	$935
Credit Suisse International	3,580	$(1,100)	—	—	2,480
Goldman Sachs International	265	(265)	—	—	—
JPMorgan Chase Bank N.A.	5,017	(5,017)	—	—	—

Total	$9,797	$(6,382)	—	—	$3,415

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Credit Suisse International	$1,100	$(1,100)	—	—	—
Goldman Sachs International	135,148	(265)	—	—	$134,883
JPMorgan Chase Bank N.A.	19,888	(5,017)	—	—	14,871

Total	$156,136	$(6,382)	—	—	$149,754

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	125

Notes to Financial Statements (continued)

BlackRock Total Return Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$148,485	$(9,102)	—	—	$139,383
Barclays Bank PLC	88,658	—	—	—	88,658
Citibank N.A.	7,790	(7,790)	—	—	—
Citigroup, Inc.	12,129	—	—	—	12,129
Credit Suisse International	58,824	(24,671)	—	—	34,153
Deutsche Bank AG	225,355	(55,628)	—	—	169,727
JPMorgan Chase & Co.	50,125	—	—	—	50,125

Total	$591,366	$(97,191)	—	—	$494,175

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$9,102	$(9,102)	—	—	—
Citibank N.A.	33,717	(7,790)	—	—	$25,927
Credit Suisse International	24,671	(24,671)	—	—	—
Deutsche Bank AG	55,628	(55,628)	—	—	—
Morgan Stanley Capital Services LLC	426	—	—	—	426
UBS AG	24,612	—	—	—	24,612

Total	$148,156	$(97,191)	—	—	$50,965

BlackRock U.S. Government Bond Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Received[3]	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$146,624	$(62,243)	—	—	$84,381
BNP Paribas S.A.	128,735	(25,037)	—	—	103,698
Citibank N.A.	280,668	—	$(104,363)	—	176,305
Credit Suisse International	112,172	(9,641)	—	—	102,531
Deutsche Bank AG	207,757	(207,757)	—	—	—
Goldman Sachs International	14,405	(13,494)	—	—	911
JPMorgan Chase Bank N.A.	36,741	(36,741)	—	—	—

Total	$927,102	$(354,913)	$(104,363)	—	$467,826

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivative Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$62,243	$(62,243)	—	—	—
Barclays Bank PLC	9,374	—	—	—	$9,374
BNP Paribas S.A.	25,037	(25,037)	—	—	—
Credit Suisse International	9,641	(9,641)	—	—	—
Deutsche Bank AG	293,081	(207,757)	—	$(85,324)	—
Goldman Sachs International	13,494	(13,494)	—	—	—
JPMorgan Chase Bank N.A.	153,497	(36,741)	—	—	116,756

Total	$566,367	$(354,913)	—	$(85,324)	$126,130

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

[3]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

126	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

5. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, the Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $ 300 Million	0.45%
$300 Million - $ 400 Million	0.40%
$400 Million - $ 800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager, for BlackRock Global Allocation Portfolio, provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the BlackRock Global Allocation Portfolio pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement on behalf of certain Funds with BlackRock Financial Management, Inc. (“BFM”), BIM and BlackRock International Limited (“BIL”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor
BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock High Yield Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Total Return Portfolio	BFM
BlackRock U.S. Government Bond Portfolio	BFM

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL with respect to

BlackRock Global Allocation Portfolio will expire. BIM will remain sub-advisor to the Fund.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expenses, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of independent Directors.

The current expense limitations as a percentage of net assets is as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock High Yield Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%
BlackRock U.S. Government Bond Portfolio	0.50%

The following Funds had waivers that are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2013, the amounts were as follows:

Fees Waived by Manager
BlackRock High Yield Portfolio	$43,135
BlackRock Total Return Portfolio	$58,778
BlackRock U.S. Government Bond Portfolio	$29,652

The Manager voluntarily agreed to waive a portion of management fees to enable the BlackRock Money Market Portfolio to maintain minimum levels of daily net investment income. This amount of $153,196 is reported in the Statements of Operations as fees waived by Manager. The Manager may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Funds’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2013, the amounts waived were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$2,326
BlackRock Capital Appreciation Portfolio	$333
BlackRock Global Allocation Portfolio	$88
BlackRock High Yield Portfolio	$227
BlackRock Large Cap Core Portfolio	$1,000
BlackRock U.S. Government Bond Portfolio	$1,372

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	127

Notes to Financial Statements (continued)

For the six months ended June 30, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$2,715
BlackRock Capital Appreciation Portfolio	$724
BlackRock Global Allocation Portfolio	$1,448
BlackRock High Yield Portfolio	$306
BlackRock Large Cap Core Portfolio	$844
BlackRock Money Market Portfolio	$901
BlackRock Total Return Portfolio	$480
BlackRock U.S. Government Bond Portfolio	$543

The Company, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Funds did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

BlackRock Balanced Capital Portfolio	0.04%
BlackRock Capital Appreciation Portfolio	0.04%
BlackRock Global Allocation Portfolio	0.04%
BlackRock High Yield Portfolio	0.05%
BlackRock Large Cap Core Portfolio	0.04%
BlackRock Money Market Portfolio	0.02%
BlackRock Total Return Portfolio	0.05%
BlackRock U.S. Government Bond Portfolio	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the six months ended June 30, 2013, the amounts reimbursed were as follows:

BlackRock Balanced Capital Portfolio	$181,577
BlackRock Capital Appreciation Portfolio	$44,791
BlackRock Global Allocation Portfolio	$104,520
BlackRock High Yield Portfolio	$27,057
BlackRock Large Cap Core Portfolio	$55,405
BlackRock Money Market Portfolio	$55,631
BlackRock Total Return Portfolio	$47,941
BlackRock U.S. Government Bond Portfolio	$59,074

The Company, on behalf of the Funds, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated –net in the Statements of Operations. For the six months ended June 30, 2013, BIM received securities lending agent fees related to securities lending agent fees as follows:

BlackRock Capital Appreciation Portfolio	$7,588
BlackRock Global Allocation Portfolio	$414
BlackRock Large Cap Core Portfolio	$389

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
BlackRock Capital Appreciation Portfolio	$126,573	$126,301
BlackRock Global Allocation Portfolio	$351,593	$544,366
BlackRock High Yield Portfolio	$69,811	$109,884

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$743,482,058	$789,525,524
BlackRock Capital Appreciation Portfolio	$140,300,125	$149,585,714
BlackRock Global Allocation Portfolio	$46,594,040	$60,008,654
BlackRock High Yield Portfolio	$26,732,112	$30,084,727
BlackRock Large Cap Core Portfolio	$34,156,700	$42,948,104
BlackRock Total Return Portfolio	$494,017,559	$413,646,757
BlackRock U.S. Government Bond Portfolio	$899,732,661	$948,599,839

128	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Purchases and sales of US government securities for the six months ended June 30, 2013, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$113,133,460	$98,933,659
BlackRock Global Allocation Portfolio	$5,589,233	$4,168,333
BlackRock High Yield Portfolio	—	$53,362
BlackRock Total Return Portfolio	$49,986,311	$69,147,544
BlackRock U.S. Government Bond Portfolio	$84,888,744	$84,355,850

For the six months ended June 30, 2013, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$150,417,194	$150,463,096
BlackRock Total Return Portfolio	$58,557,054	$58,584,180
BlackRock U.S. Government Bond Portfolio	$151,039,174	$151,133,668

Transactions in options written for the six months ended June 30, 2013, were as follows:

BlackRock Balanced Capital Portfolio

		Calls				Puts
	Contracts	Notional (000)		Premiums Received	Contracts	Notional (000)		Premiums Received
Outstanding options, beginning of period	—		—	—	—		$1,700	$31,757
Options written	32		—	$58,711	114		—	—
Options expired	—		—	—	—		—	—
Options closed	(32)		—	(58,711)	(114)		(1,700)	(31,757)

Outstanding options, end of period	—		—	—	—		—	—

BlackRock Global Allocation Portfolio
Outstanding options, beginning of period	31,065	EUR	2,040	$310,924	17,755	JPY	124,318	$456,608
Options written	26,618		—	190,546	178,430		—	338,642
Options expired	(43,215)	EUR	(2,040)	(77,359)	(19,336)	JPY	(124,318)	(97,567)
Options closed	(11,557)		—	(287,107)	(8,237)		—	(335,688)

Outstanding options, end of period	2,911		—	$137,004	168,612		—	$361,995

As of June 30, 2013, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $3,415,436
BlackRock Total Return Portfolio
		Calls				Puts
	Contracts	Notional (000)		Premiums Received	Contracts	Notional (000)		Premiums Received
Outstanding options, beginning of period	—		—	—	—		$700	$13,079
Options written	—		—	—	—		320	7,976
Options expired	—		—	—	—		—	—
Options closed	—		—	—	—		(1,020)	(21,055)

Outstanding options, end of period	—		—	—	—		—	—

BlackRock U.S. Government Bond Portfolio
Outstanding options, beginning of period	—		$3,400	$47,846	—		$5,400	$100,676
Options written	129		7,800	37,534	—		2,930	542,119
Options expired	—		—	—	—		—	—
Options closed	(11)		(4,500)	(14,560)	—		(430)	(526,940)

Outstanding options, end of period	118		$6,700	$70,820	—		$7,900	$115,855

BLACKROCK SERIES FUND, INC.	JUNE 30, 2013	129

Notes to Financial Statements (continued)

7. Income Tax Information:

As of December 31, 2012, the following Funds had a capital loss carry-forward available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
2013	—	—	—	$336,128	—	—
2014	—	—	—	664,870	—	—
2016	—	—	—	2,675,598	—	—
2017	$24,035,545	$24,472,455	—	3,081,614	$22,200,859	$4,160,952
No expiration date[1]	—	—	$9,727,783	—	—	375,486

Total	$24,035,545	$24,472,455	$9,727,783	$6,758,210	$22,200,859	$4,536,438

[1]	must be utilized prior to losses subject to expiration

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Tax cost	$575,078,127	$119,386,270	$251,239,088	$48,191,325	$135,044,989	$124,190,137	$204,776,438
Gross unrealized appreciation	$57,246,145	$17,318,970	$26,740,736	$1,475,340	$26,828,962	$1,677,347	$1,087,440
Gross unrealized depreciation	(13,036,346)	(1,791,050)	(13,621,166)	(1,477,076)	(2,540,390)	(3,222,931)	(3,528,020)

Net unrealized appreciation (depreciation)	$44,209,799	$15,527,920	$13,119,570	$(1,736)	$24,288,572	$(1,545,584)	$(2,440,580)

8. Borrowings:

The Company, on behalf of the Funds (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

For the six months ended June 30, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions and the daily weighted average interest rates for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Balanced Capital Portfolio	$19,161,017	0.06%
BlackRock Total Return Portfolio	$17,800,725	0.06%

9. Commitments:

The BlackRock Global Allocation Portfolio may enter in commitments, or agreements, to acquire an investment at a future date (subject to conditionality) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of June 30, 2013, the Fund had outstanding commitments of $498,891.

10. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be

130	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of June 30, 2013, the BlackRock Capital Appreciation Portfolio and BlackRock Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology and financial services sector. Changes in economic conditions affecting the information technology and financial services sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets

11. Capital Share Transactions:

Transactions in capital shares were as follows:

have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

BlackRock Global Allocation Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries. As of June 30, 2013, the BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Government Obligations	8%
U.S. Treasury Obligations	7
Oil, Gas & Consumable Fuels	7
Commercial Banks	6
Other[1]	72

[1]	All other industries held were each less than 5% of long-term investments.

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
BlackRock Balanced Capital Portfolio	Shares	Amount	Shares	Amount
Shares sold	72,941	$1,198,640	111,726	$1,725,730
Shares issued in reinvestment of dividends	—	—	742,513	11,476,925
Shares redeemed	(1,792,481)	(29,400,756)	(3,702,145)	(56,650,197)

Net decrease	(1,719,540)	$(28,202,116)	(2,847,906)	$(43,447,542)

BlackRock Capital Appreciation Portfolio
Shares sold	35,968	$1,088,932	67,077	$1,873,240
Shares issued in reinvestment of dividends	—	—	54,711	1,541,561
Shares redeemed	(324,830)	(9,739,286)	(790,038)	(22,020,752)

Net decrease	(288,862)	$(8,650,354)	(668,250)	$(18,605,951)

BlackRock Global Allocation Portfolio
Shares sold	213,372	$3,335,442	378,073	$5,550,573
Shares issued in reinvestment of dividends	—	—	250,669	3,750,010
Shares redeemed	(1,159,072)	(18,234,391)	(2,491,583)	(36,472,114)

Net decrease	(945,700)	$(14,898,949)	(1,862,841)	$(27,171,531)

BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013	131

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
BlackRock High Yield Portfolio	Shares	Amount	Shares	Amount
Shares sold	1,096,341	$6,240,603	4,084,370	$21,544,726
Shares issued in reinvestment of dividends	281,131	1,572,490	627,530	3,327,103
Shares redeemed	(2,432,112)	(13,644,950)	(4,905,098)	(25,977,147)

Net decrease	(1,054,640)	$(5,831,857)	(193,198)	$(1,105,318)

BlackRock Large Cap Core Portfolio
Shares sold	73,249	$1,685,942	111,693	$2,307,315
Shares issued in reinvestment of dividends	—	—	127,475	2,622,450
Shares redeemed	(599,040)	(13,605,367)	(965,569)	(19,668,559)

Net decrease	(525,791)	$(11,919,425)	(726,401)	$(14,738,794)

BlackRock Money Market Portfolio
Shares sold	37,836,773	$37,836,773	56,482,113	$56,482,113
Shares issued in reinvestment of dividends and distributions	29	29	4,622	4,622
Shares redeemed	(43,473,921)	(43,473,921)	(88,200,670)	(88,200,670)

Net decrease	(5,637,119)	$(5,637,119)	(31,713,935)	$(31,713,935)

BlackRock Total Return Portfolio
Shares sold	138,896	$1,626,468	453,985	$5,276,332
Shares issued in reinvestment of dividends	111,140	1,310,007	262,688	3,052,511
Shares redeemed	(752,962)	(8,836,369)	(1,092,367)	(12,723,359)

Net decrease	(502,926)	$(5,899,894)	(375,694)	$(4,394,516)

BlackRock U.S. Government Portfolio
Shares sold	67,300	$747,678	538,033	$6,248,553
Shares issued in reinvestment of dividends and distributions	105,094	1,174,966	451,688	5,156,254
Shares redeemed	(938,611)	(10,454,021)	(1,496,934)	(17,362,803)

Net decrease	(766,217)	$(8,531,377)	(507,213)	$(5,957,996)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Certain Funds paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

BlackRock Balanced Capital Portfolio	$0.180710
BlackRock Capital Appreciation Portfolio	$0.003648
BlackRock Global Allocation Portfolio	$0.051923
BlackRock Large Cap Core Portfolio	$0.161740

132	BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock Total Return Portfolio (the “Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Series Fund, Inc. (the “Corporation”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock Financial Management, Inc. (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013	133

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

134	BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Balanced Capital Portfolio ranked in the fourth, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor was the Fund’s equity component. The Fund’s equity component was positioned too aggressively for the tumultuous environment of the last few years, as it was Fund management’s belief the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Balanced Capital Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective June 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Capital Appreciation Portfolio ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile high growth holdings in favor of more defensive dividend yielding companies. The Fund’s portfolio manager’s decision to position the portfolio aggressively in 2011 and maintain its aggressive positioning throughout the year and into 2012 contributed to underperformance as, in hindsight, the market favored risk aversion and a more defensive positioning. Through 2011 and the first half of 2012, the Fund experienced relative stock selection weakness across all sectors, as within each sector the Fund was biased to riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Capital Appreciation Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective January 2013. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Global Allocation Portfolio ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, for the one-year period, the major detractors from performance included stock selection in the US, Canada, and Australia (largely attributed to gold-related mining companies) and an allocation to cash as global equity and fixed income markets broadly advanced over the period. The Fund held cash in lieu of fixed income and to mitigate risk in the Fund’s portfolio. Three-year underperformance can be attributed to the Fund’s underweight to fixed income, notably US Treasury bonds and other sovereign rate debt. The Fund remained underweight to fixed income given low interest rates across the bond markets and the potential risk of absolute losses with a rise in interest rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Allocation Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the High Yield Portfolio ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Large Cap Core Portfolio ranked in the fourth, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. BlackRock informed the Board that, among other things, the Fund was positioned too aggressively for the tumultuous environment of the last few years, as it was Fund management’s belief the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance. At the core of the Fund’s positioning, three primary factors stand out as having disadvantaged the portfolio: size, volatility and momentum. Beyond those three elements, the Fund maintained a strong value bias due to the tilt of the quantitative models toward value factors, such as free cash flow yield, which underperformed relative to other factors in the period and therefore detracted from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Core Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective June 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Money Market Portfolio ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. Additionally, the Board noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one-and three-year periods. The Board reviewed the Money Fund’s performance within the context of the low yield environment that has existed over the past few years.

BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013	135

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Total Return Portfolio ranked in the second, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the U.S. Government Bond Portfolio ranked in the second, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether

BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board reviewed the Money Market Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Funds increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total net operating expenses. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Funds. Finally, the Board noted that, to enable the Money Market Portfolio to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to reduce the Money Market Portfolio’s expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that, except with respect to Money Market Portfolio, it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included

136	BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Indepen-

dent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SERIES FUNDS, INC.	JUNE 30, 2013	137

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock Investment Management LLC

Princeton, NJ 08540

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon1

New York, NY 10286

Brown Brothers Harriman & Co.2

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

138	BLACKROCK SERIES FUND, INC.	JUNE 30, 2013

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	139

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series 8-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: August 29, 2013

3